                                                                  EXHIBIT 10.17

                          SALE AND SERVICING AGREEMENT

                                  by and among

                   CAPITALSOURCE COMMERCIAL LOAN TRUST 2002-1,
                                 as the Issuer,

                   CAPITALSOURCE COMMERCIAL LOAN LLC, 2002-1,
                             as the Trust Depositor,

                           CAPITALSOURCE FINANCE LLC,
                     as the Originator and as the Servicer,

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
              as the Indenture Trustee and as the Backup Servicer.

                            Dated as of May 16, 2002

   CapitalSource Commercial Loan Trust 2002-1 Loan-Backed Notes, Series 2002-1
                  Class A, Class B, Class C, and Class D Notes

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                               TABLE OF CONTENTS

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ARTICLE I             DEFINITIONS..............................................................................      2

         Section 1.01          Definitions.....................................................................      2
         Section 1.02          Usage of Terms..................................................................     39
         Section 1.03          Section References..............................................................     39
         Section 1.04          Calculations....................................................................     39
         Section 1.05          Accounting Terms................................................................     39

ARTICLE II            ESTABLISHMENT OF ISSUER; TRANSFER OF LOAN ASSETS.........................................     39

         Section 2.01          Creation and Funding of Issuer; Transfer of Loan Assets.........................     39
         Section 2.02          Conditions to Transfer of Loan Assets to Issuer.................................     42
         Section 2.03          Acceptance by Owner Trustee.....................................................     43
         Section 2.04          Conveyance of Substitute Loans..................................................     43
         Section 2.05          Release of Released Amounts.....................................................     45
         Section 2.06          Delivery of Documents in the Loan File; Recording of Assignments of
                               Mortgage........................................................................     46
         Section 2.07          Optional Purchase or Substitution by the Servicer for Prepaid or
                               Charged-Off Loans...............................................................     47
         Section 2.08          Certification by Indenture Trustee; Possession of Loan Files....................     47

ARTICLE III           REPRESENTATIONS AND WARRANTIES...........................................................     49

         Section 3.01          Representations and Warranties Regarding the Trust Depositor....................     49
         Section 3.02          Representations and Warranties Regarding Each Loan and as to Certain
                               Loans in the Aggregate..........................................................     53
         Section 3.03          Representations and Warranties Regarding the Initial Loans in the
                               Aggregate.......................................................................     54
         Section 3.04          Representations and Warranties Regarding the Loan Files.........................     54
         Section 3.05          Representations and Warranties Regarding Concentrations of Initial Loans........     54
         Section 3.06          [Reserved]......................................................................     54
         Section 3.07          Representations and Warranties Regarding the Servicer...........................     54
         Section 3.08          Representations and Warranties of the Backup Servicer...........................     56

ARTICLE IV            PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS..............................     57

         Section 4.01          Custody of Loans................................................................     57
         Section 4.02          Filing..........................................................................     57
         Section 4.03          Changes in Name, Corporate Structure or Location................................     57
         Section 4.04          [Reserved]......................................................................     58
         Section 4.05          Costs and Expenses..............................................................     58
         Section 4.06          Sale Treatment..................................................................     58
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         Section 4.07          Separateness from Trust Depositor...............................................     58

ARTICLE V             SERVICING OF LOANS.......................................................................     58

         Section 5.01          Appointment and Acceptance......................................................     58
         Section 5.02          Duties of the Servicer..........................................................     58
         Section 5.03          Liquidation of Loans............................................................     63
         Section 5.04          Fidelity Bond...................................................................     64
         Section 5.05          Maintenance of Hazard Insurance.................................................     65
         Section 5.06          Collection of Certain Loan Payments.............................................     66
         Section 5.07          Access to Certain Documentation and Information Regarding the Loans.............     66
         Section 5.08          Satisfaction of Mortgages and Collateral and Release of Loan Files..............     66
         Section 5.09          Scheduled Payment Advances......................................................     68
         Section 5.10          Title, Management and Disposition of Foreclosed Property........................     68
         Section 5.11          Servicing Compensation..........................................................     69
         Section 5.12          Assignment; Resignation.........................................................     69
         Section 5.13          Merger or Consolidation of Servicer.............................................     70
         Section 5.14          Limitation on Liability of the Servicer and Others..............................     70
         Section 5.15          The Backup Servicer.............................................................     70
         Section 5.16          Covenants of the Backup Servicer................................................     73

ARTICLE VI            COVENANTS OF THE TRUST DEPOSITOR.........................................................     73

         Section 6.01          Legal Existence.................................................................     73
         Section 6.02          Loans Not to Be Evidenced by Promissory Notes...................................     73
         Section 6.03          Security Interests..............................................................     74
         Section 6.04          Delivery of Principal Collections and Interest Collections......................     74
         Section 6.05          Regulatory Filings..............................................................     74
         Section 6.06          Compliance with Law.............................................................     74
         Section 6.07          Activities......................................................................     74
         Section 6.08          Indebtedness....................................................................     75
         Section 6.09          Guarantees......................................................................     75
         Section 6.10          Investments.....................................................................     75
         Section 6.11          Merger; Sales...................................................................     75
         Section 6.12          Distributions...................................................................     75
         Section 6.13          Other Agreements................................................................     76
         Section 6.14          Separate Legal Existence........................................................     76
         Section 6.15          Location; Records...............................................................     77
         Section 6.16          Liability of Trust Depositor....................................................     77
         Section 6.17          Bankruptcy Limitations..........................................................     77
         Section 6.18          Limitation on Liability of Trust Depositor and Others...........................     77
         Section 6.19          Insurance Policies..............................................................     78
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         Section 6.20          Payments from Obligor Lock-Boxes and Obligor Lock-Box Accounts..................     78

ARTICLE VII           ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND...................................     78

         Section 7.01          Note Distribution Account, Reserve Fund and Lock-Boxes..........................     78
         Section 7.02          Reserve Fund Deposit............................................................     80
         Section 7.03          Principal and Interest Account..................................................     80
         Section 7.04          Securityholder Distributions....................................................     83
         Section 7.05          Allocations and Distributions...................................................     83
         Section 7.06          Determination of LIBOR..........................................................     86
         Section 7.07          Monthly Reconciliation..........................................................     86

ARTICLE VIII          SERVICER DEFAULT; SERVICE TRANSFER.......................................................     87

         Section 8.01          Servicer Default................................................................     87
         Section 8.02          Servicer Transfer...............................................................     88
         Section 8.03          Appointment of Successor Servicer; Reconveyance; Successor Servicer to
                               Act.............................................................................     89
         Section 8.04          Notification to Securityholders and Swap Counterparties.........................     91
         Section 8.05          Effect of Transfer..............................................................     91
         Section 8.06          Database File...................................................................     91
         Section 8.07          Waiver of Defaults..............................................................     91
         Section 8.08          Responsibilities of the Successor Servicer......................................     92
         Section 8.09          Rating Agency Condition for Servicer Transfer...................................     92
         Section 8.10          Appointment of Successor Backup Servicer; Successor Backup Servicer to Act......     92

ARTICLE IX            REPORTS..................................................................................     93

         Section 9.01          Monthly Reports.................................................................     93
         Section 9.02          Officer's Certificate...........................................................     93
         Section 9.03          Other Data......................................................................     94
         Section 9.04          Annual Report of Accountants....................................................     94
         Section 9.05          Annual Statement of Compliance from Servicer....................................     95
         Section 9.06          [Reserved]......................................................................     95
         Section 9.07          Reports of Foreclosure and Abandonment of Mortgaged Property....................     95
         Section 9.08          Notices.........................................................................     95
         Section 9.09          Indenture Trustee's Right to Examine Servicer Records and Audit Operations......     96
         Section 9.10          Reports to the Indenture Trustee; Principal and Interest Account
                               Statements......................................................................     96
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                                   (continued)

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ARTICLE X             TERMINATION..............................................................................     96

         Section 10.01         Sale of Loan Assets.............................................................     96
         Section 10.02         Termination.....................................................................     97

ARTICLE XI            REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION.......................................     97

         Section 11.01         Repurchases of, or Substitution for, Loans for Breach of Representations
                               and Warranties..................................................................     97
         Section 11.02         Reassignment of Repurchased or Substituted Loans................................     98

ARTICLE XII           INDEMNITIES..............................................................................     98

         Section 12.01         Indemnification by Servicer.....................................................     98
         Section 12.02         Indemnification by Trust Depositor..............................................     99

ARTICLE XIII          MISCELLANEOUS............................................................................     99

         Section 13.01         Amendment.......................................................................     99
         Section 13.02         Protection of Title to Issuer...................................................    100
         Section 13.03         Governing Law...................................................................    101
         Section 13.04         Notices.........................................................................    101
         Section 13.05         Severability of Provisions......................................................    103
         Section 13.06         Third Party Beneficiaries.......................................................    104
         Section 13.07         Counterparts....................................................................    104
         Section 13.08         Headings........................................................................    104
         Section 13.09         No Bankruptcy Petition; Disclaimer..............................................    104
         Section 13.10         Jurisdiction....................................................................    105
         Section 13.11         Tax Characterization............................................................    105
         Section 13.12         Prohibited Transactions with Respect to the Issuer..............................    106
         Section 13.13         Trust Depositor.................................................................    106
         Section 13.14         Limitation of Liability of Owner Trustee........................................    106
         Section 13.15         Allocation of Payments with Respect to Loans....................................    107
         Section 13.16         No Partnership..................................................................    107
         Section 13.17         Successors and Assigns..........................................................    108
         Section 13.18         Acts of Holders.................................................................    108
         Section 13.19         Duration of Agreement...........................................................    108
         Section 13.20         Limited Recourse................................................................    108
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                                            EXHIBITS, SCHEDULES AND APPENDIX

Exhibit A         Form of Assignment                                                                           A-1
Exhibit B         Form of Closing Certificate of Trust Depositor                                               B-1
Exhibit C         Form of Closing Certificate of Servicer/Originator                                           C-1
Exhibit D         Form of Liquidation Report                                                                   D-1
Exhibit E         Form of Principal and Interest Account Letter Agreement                                      E-1
Exhibit F         Form of Certificate Regarding Repurchased Loans                                              F-1
Exhibit G         List of Loans                                                                                G-1
Exhibit H         Form of Quarterly Servicer Report                                                            H-1
Exhibit I         Form of Subsequent Transfer Agreement                                                        I-1
Exhibit J         Form of Subsequent Purchase Agreement                                                        J-1
Exhibit K         Credit and Collection Policy                                                                 K-1
Exhibit L-1       Form of Initial Certification                                                                L-1
Exhibit L-2       Form of Final Certification                                                                  L-2
Exhibit M         Form of Request for Release of Documents                                                     M-1
Exhibit N         Form of Addition Notice                                                                      N-1

Schedule I        Lock-Box Banks and Lock-Box Accounts                                                     Schedule-I
Schedule II       Obligor Lock-Box Banks and Obligor Lock-Box Accounts                                     Schedule-II

Appendix A        Material Mortgage Loan Criteria                                                          Appendix-1
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                                      -v-

                          SALE AND SERVICING AGREEMENT

         THIS SALE AND SERVICING AGREEMENT, dated as of May 16, 2002, is by and among:

         (1) CAPITALSOURCE COMMERCIAL LOAN TRUST 2002-1, a business trust created and existing under the laws of the State of Delaware (together with its successors and assigns, the "Issuer");

         (2) CAPITALSOURCE COMMERCIAL LOAN LLC, 2002-1, a Delaware limited liability company, as the trust depositor (together with its successor and assigns, in such capacity, the "Trust Depositor");

         (3) CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (together with its successors and assigns, "CapitalSource"), as the servicer (together with its successor and assigns, in such capacity, the "Servicer"), and as the originator (together with its successor and assigns, in such capacity, the "Originator"); and

         (4) WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with its successors and assigns, "Wells Fargo"), not in its individual capacity but as the indenture trustee (together with its successors and assigns, in such capacity, the "Indenture Trustee"), and not in its individual capacity but as the backup servicer (together with its successors and assigns, in such capacity, the "Backup Servicer").

                                R E C I T A L S

         WHEREAS, in the regular course of its business, the Originator originates and/or otherwise acquires Loans (as defined herein);

         WHEREAS, the Trust Depositor acquired the Initial Loans from the Originator and may acquire from time to time thereafter certain Substitute Loans (such Initial Loans and Substitute Loans, together with certain related property as more fully described herein, being the Loan Assets as defined herein);

         WHEREAS, it was a condition to the Trust Depositor's acquisition of the Initial Loans from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Trust Depositor as well as the Issuer;

         WHEREAS, on the Closing Date (as defined herein), the Trust Depositor will fund the Issuer by selling, conveying and assigning all its right, title and interest in such Loan Assets and certain other assets to the Issuer;

         WHEREAS, the Issuer is willing to purchase and accept assignment of the Loan Assets (as defined herein) from the Trust Depositor pursuant to the terms hereof; and

         WHEREAS, the Servicer is willing to service the Loan Assets for the benefit and account of the Issuer pursuant to the terms hereof.

         NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                  DEFINITIONS

         SECTION 1.01      DEFINITIONS.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

"40 Act" means the Investment Company Act of 1940, as amended.

"Accelerated Amortization Event" means the Aggregate Outstanding Loan Balance is less than the Aggregate Outstanding Principal Balance of the Notes for a period greater than sixty (60) calendar days.

"Acquired Loan" means a Loan that is originated by a Person other than the Originator and acquired by the Originator in a "true sale" transaction pursuant to a standard loan acquisition agreement.

"Addition Notice" means, with respect to any transfer of Substitute Loans to the Issuer in accordance with Section 2.04 (and the Trust Depositor's corresponding prior purchase of such Loans from the Originator), a notice in the form of Exhibit N, which shall be given at least ten (10) Business Days prior to the related Subsequent Transfer Date, identifying the Substitute Loans to be transferred, the Outstanding Loan Balance of such Substitute Loans and the related Substitution Event (with respect to an identified Loan or Loans then in the Loan Pool) to which such Substitute Loan relates, with such notice to be signed both by the Trust Depositor and the Originator.

"Additional Principal Amount" means, with respect to any Remittance Date, an amount equal to, but in no event less than zero, the excess of the Aggregate Outstanding Principal Balance prior to any distribution on such day over the sum of (i) the Aggregate Outstanding Loan Balance as of the last Business Day of the immediately preceding Due Period and (ii) all Principal Collections on deposit in the Principal and Interest Account as of the last day of the immediately preceding Due Period.

"Additional Servicing Fee" means an amount, in addition to the Servicing Fee, necessary to induce a Successor Servicer to serve as Servicer hereunder, which amount shall not exceed $100,000 in the aggregate per Successor Servicer.

"Affiliate" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 10% or more of the voting securities of such Person or to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise. Each of the Indenture Trustee and the Owner Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of such trustee has actual knowledge to the contrary.

"Agented Notes" means, with respect to any Loan, one or more Underlying Notes of an Obligor wherein (a) the Underlying Note(s) are originated by the Originator in accordance with the Credit and Collection Policy as a part of a syndicated loan transaction that has been fully consummated prior to such Underlying Notes becoming part of the Loan Pool, (b) upon the sale of the Underlying Notes under the Transfer and Servicing Agreements to the Issuer, such Underlying Notes will be endorsed to and held by the Indenture Trustee on behalf of the Securityholders and the Swap Counterparties, (c) the Issuer, as assignee of the Underlying Notes, will have all of the rights (but none of the obligations) of the Originator with respect to such Underlying Notes and the Originator's right, title and interest in and to the Collateral, (d) the Underlying Notes are secured by an undivided interest in the Collateral that also secures and is shared by, on a pro-rata basis, all other holders of such Obligor's notes of equal priority and (e) the Originator (or a wholly owned subsidiary of the Originator) is the collateral agent and payment agent for all noteholders of such Obligor.

"Aggregate Notional Amount" shall have the meaning given to such term in the Indenture.

"Aggregate Outstanding Loan Balance" means, as of any date, the sum of the Outstanding Loan Balance for each Loan owned by the Issuer.

"Aggregate Outstanding Principal Balance" means, as of any date of determination, the sum of the Outstanding Principal Balances of each Class outstanding on such date.

"Agreement" means this Sale and Servicing Agreement, as amended, modified, waived, supplemented or restated from time to time in accordance with the terms hereof.

"Amortizing Loan" means a Loan that, by its terms, provides for (or after a period of time will provide for) a series of Scheduled Payment installments calculated to amortize the principal balance of the Loan over its term so that, at the Loan's maturity, no more than 25% of the maximum outstanding loan balance remains unpaid, with the remaining balance due at maturity.

"Asset Based Revolver" means any Revolving Loan (other than a Loan to an SPE Obligor) secured by accounts receivable and/or inventory.

"Assigned Loan" means a Loan originated by a Person other than the Originator in which a constant percentage interest has been assigned to the Originator by such Person in accordance with the Credit and Collection Policy and (a) such transaction has been fully consummated prior to such Loan becoming part of the Loan Pool, (b) the Originator is a party to the underlying loan documents, (c) upon the sale of the Underlying Notes under the Transfer and Servicing

Agreements to the Issuer, such Underlying Notes will be endorsed to and held by the Indenture Trustee, (d) the Issuer, as assignee of the Underlying Notes, will have all of the rights (but none of the obligations) of the Originator with respect to such Underlying Notes and the Originator's right, title and interest in and to the Collateral, (e) the Underlying Notes are secured by an undivided interest in the Collateral that also secures and is shared by, on a pro-rata basis, all other holders of such Obligor's notes of equal priority, and (f) the agent bank receives payment directly from the Obligor thereof on behalf of each lender that has been assigned a percentage interest in such Loan.

"Assignment" means each Assignment, substantially in the form of Exhibit A, relating to an assignment, transfer and conveyance of Loans and the related Collateral by the Trust Depositor to the Issuer.

"Assignment of Mortgage" means, with respect to each Loan that is a Material Mortgage Loan or that is to a SPE Obligor that is secured by real property and improvements thereon, an assignment of the related Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the transfer of the Mortgage of the related Loan to the Indenture Trustee.

"Backup Servicer" means the Person acting as Backup Servicer hereunder, its successors in interest and any Successor Backup Servicer hereunder.

"Backup Servicer Termination Notice" shall have the meaning given to such term in Section 8.10.

"Backup Servicer Transfer" shall have the meaning given to such term in Section 8.10.

"Backup Servicing Fee" shall have the meaning given to such term in the fee letter, dated as of the date hereof, among the Originator, the Trust Depositor, the Issuer and the Backup Servicer.

"Balloon Loan" means a Loan that, by its terms, provides for (or after a period of time will provide for) a series of Scheduled Payment installments calculated to partially amortize the principal balance of the Loan over its term so that, at the Loan's maturity, more than 25% (but less than 100%) of the maximum outstanding loan balance remains unpaid, with such remaining balance due at maturity.

"BIF" means the Bank Insurance Fund, or any successor thereto.

"Bullet Loan" means a Loan that, by its terms, provides for no Scheduled Payments of principal prior to the Loan's maturity, and, at maturity, the entire unpaid principal balance of the Loan is due.

"Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the cities of New York, New York and Minneapolis, Minnesota are authorized or obligated, by law or executive order, to be closed.

"Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Sections 3801 et seq., as the same may be amended from time to time.

"Cadlerock" means the following Obligors: Cadlerock Joint Venture II, L.P.; Cadlerock Properties Joint Venture II, L.P.; Cadle's Fort Wayne Property, L.L.C.; and Cadle's Butler Plaza, L.L.C.

"CapitalSource" shall have the meaning given to such term in the Preamble.

"CapitalSource LIBOR Rate" means the posted rate for thirty (30) or sixty (60) day deposits in U.S. dollars appearing on Telerate Page 3750, as and when determined in accordance with the applicable Required Loan Documents.

"CapitalSource Prime Rate" means the rate announced by CapitalSource from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes; provided, however, the CapitalSource Prime Rate is not intended to be the lowest rate of interest charged by CapitalSource in connection with extensions of credit to debtors.

"Certificate" means the CapitalSource Commercial Loan Trust 2002-1 Certificates representing a beneficial equity interest in the Issuer and issued pursuant to the Trust Agreement.

"Certificate Distribution Account" shall have the meaning given to such term in the Trust Agreement.

"Certificate Register" shall have the meaning given to such term in the Trust Agreement.

"Certificateholder" means the registered holder of a Certificate.

"Charged-Off Loan" means a Loan in the Loan Pool with respect to which there has occurred one or more of the following: (i) the occurrence of both (a) any portion of a payment of interest on or principal of such Loan is not paid when due (without giving effect to any grace period) or would be so delinquent but for any amendment or modification made to such Loan resulting from the Obligor's inability to pay such Loan in accordance with its terms and (b) within one hundred twenty (120) days of when such delinquent payment was first due, all delinquencies have not been cured, (ii) an Insolvency Event has occurred with respect to the related Obligor, (iii) the related Obligor has suffered any material adverse change that materially affects its viability as a going concern, (iv) the Servicer has determined, in its sole discretion, in accordance with the Credit and Collection Policy, that all or a portion such Loan is not collectible or (v) any portion of the proceeds used to make payments of principal of or interest on such Loan have come from another Loan or another loan by the Originator or an entity controlled by the Originator to the Obligor or any of its Affiliates.

"Class" means any of the group of Notes identified herein as, as applicable, the Class A Notes, the Class B Notes, the Class C Notes, or the Class D Notes.

"Class A Interest Amount" means, for each Interest Accrual Period, an amount equal to the product of (i) the Class A Note Interest Rate as of the first (1st) day of such Interest Accrual Period, (ii) the Outstanding Principal Balance of the Class A Notes as of the first (1st) day of such Interest Accrual Period (after giving effect to all distributions made on such day), and (iii) a fraction, the numerator of which is the number of days in such Interest Accrual Period and the denominator of which is 360.

"Class A Note Interest Rate" means the annual rate of interest payable with respect to the Class A Notes, which shall be equal to 2.34% for the first Remittance Date and thereafter shall be equal to LIBOR plus .50%.

"Class A Noteholder" means each Person in whose name a Class A Note is registered in the Note Register.

"Class A Notes" means CapitalSource Commercial Loan Trust 2002-1 Loan-Backed Notes, Series 2002-1, Class A Notes, issued pursuant to the Indenture.

"Class A Trigger" means any Remittance Date on or after November 20, 2004, on which any of the Class A Notes shall be outstanding.

"Class B Accrued Payable" means, for any Remittance Date with respect to which the Class B Interest Amount is calculated using clause (ii)(b) of the definition thereof, an amount equal to the excess, if any, of (i) the amount that would have been calculated as the Class B Interest Amount on such Remittance Date if the calculation was made using clause (ii)(a) of the definition of Class B Interest Amount and not clause (ii)(b) of such definition over (ii) the amount calculated as the Class B Interest Amount on such Remittance Date, together with the unpaid portion of any such excess from prior Remittance Dates (and interest accrued thereon at the then applicable Class B Note Interest Rate).

"Class B Interest Amount" means, for each Interest Accrual Period, an amount equal to the product of (i) the Class B Note Interest Rate as of the first (1st) day of such Interest Accrual Period, (ii) the lesser of (a) the Outstanding Principal Balance of the Class B Notes as of the first (1st) day of such Interest Accrual Period (after giving effect to all distributions made on such day) and (b) the greater of (1) the excess, if any, of (x) the Aggregate Outstanding Loan Balance as of the last day of the Due Period immediately preceding the start of such Interest Accrual Period over the (y) Outstanding Principal Balance of the Class A Notes as of the first (1st) day of such Interest Accrual Period (after giving effect to all distributions made on such day) or (2) zero, and (iii) a fraction, the numerator of which is the number of days in such Interest Accrual Period and the denominator of which is 360.

"Class B Note Interest Rate" means the annual rate of interest payable with respect to the Class B Notes, which shall be equal to 3.34% for the first Remittance Date and thereafter shall be equal to LIBOR plus 1.50% per annum.

"Class B Noteholder" means each Person in whose name a Class B Note is registered in the Note Register.

"Class B Notes" means CapitalSource Commercial Loan Trust 2002-1 Loan-Backed Notes, Series 2002-1, Class B Notes, issued pursuant to the Indenture.

"Class B Trigger" means any Remittance Date on or after March 20, 2005, on which any of the Class B Notes shall be outstanding.

"Class C Accrued Payable" means, if, for any Remittance Date, the Class C Interest Amount is calculated using clause (ii)(b)(II) of the definition thereof, the excess, if any, of (i) the amount that would have been calculated as the Class C Interest Amount on such Remittance Date if the calculation was made using clause (ii)(b)(I) of the definition of Class C Interest Amount and not clause (ii)(b)(II) of such definition over (ii) the amount calculated as the Class C Interest Amount on such Remittance Date, together with the unpaid portion of any such excess from prior Remittance Dates (and interest accrued thereon at the then applicable Class C Note Interest Rate).

"Class C Interest Amount" means, (i) for each Interest Accrual Period prior to the Class C Interest Commencement Date, zero; and (ii) for each Interest Accrual Period beginning on and after the Class C Interest Commencement Date, the product of (a) the Note Interest Rate applicable to the Class C Notes as of the first (1st) day of such Interest Accrual Period, (b) the lesser of (I) the Outstanding Principal Balance of the Class C Notes as of the first (1st) day of such Interest Accrual Period (after giving effect to all distributions made on such day) and (II) the greater of (1) the excess, if any, of (x) the Aggregate Outstanding Loan Balance as of the last day of the Due Period immediately preceding the start of such Interest Accrual Period over (y) the Outstanding Principal Balance of the Class A Notes and Class B Notes as of the first (1st) day of such Interest Accrual Period (after giving effect to all distributions made on such day) and (2) zero, and (C) a fraction, the numerator of which is the number of days in such Interest Accrual Period and the denominator of which is 360.

"Class C Interest Commencement Date" means the date on which all of the Class C Interest Conditions are satisfied in the discretion of FUSI.

"Class C Interest Conditions" means each of the following conditions: (i) the date is on or after November 20, 2003, (ii) the Rating Agency Condition has been satisfied, (iii) federal tax counsel has delivered its opinion that the Class C Notes will be treated as debt for federal income tax purposes and (iv) the Class C Notes are rated at least A3 or A- by one of the Rating Agencies.

"Class C Noteholder" means each Person in whose name a Class C Note is registered in the Note Register.

"Class C Notes" means CapitalSource Commercial Loan Trust 2002-1 Loan-Backed Notes, Series 2002-1, Class C Notes, issued pursuant to the Indenture.

"Class C Trigger" means any Remittance Date on or after April 20, 2006 and the Class C Interest Commencement Date on which any of the Class C Notes shall be outstanding.

"Class D Notes" means CapitalSource Commercial Loan Trust 2002-1 Loan-Backed Notes, Series 2002-1, Class D Notes, issued pursuant to the Indenture.

"Class D Noteholder" means each Person in whose name a Class D Note is registered in the Note Register.

"Closing Date" means May 16, 2002.

"Code" means the Internal Revenue Code of 1986, as amended, or any successor legislation thereto.

"Collateral" means the assets of an Obligor or others in which a security interest has been granted by the Obligor or others to secure such Loan, including, but not limited to, real estate, accounts receivable, inventory and other tangible and intangible assets of the related Obligor.

"Collections" means: (i) all payments received on or after the first day of the month of the Closing Date on account of interest on the Loans (including Finance Charges, fees and the deferred interest component of a Deferred Interest Loan) and all late payments, default and waiver charges, (ii) all payments received on or after the Cut-Off Date on account of principal on the Loans, including (a) the principal portion of any Scheduled Payments and Prepayments, (b) Curtailments, (c) Net Liquidation Proceeds, (d) Insurance Proceeds (other than amounts to be applied to the restoration or repair of the related Collateral, or to be released to the Obligor or others) and (e) Released Mortgaged Property Proceeds and any other proceeds from any other Collateral securing the Loans (other than amounts released or to be released to the Obligor or others), (iii) any amounts paid in connection with the purchase or repurchase of any Loan and the amount of any adjustment for substituted Loans, (iv) any Scheduled Payment Advances that the Servicer determines to make, (v) the amount of any losses incurred in connection with investments in Permitted Instruments and (vi) Net Trust Swap Receipts and Swap Breakage Receipts.

"Commission" means the United States Securities and Exchange Commission.

"Computer Records" means the computer records generated by the Servicer that provide information relating to the Loans and that were used by the Originator in selecting the Loans conveyed to the Trust Depositor pursuant to Section 2.01 (and any Substitute Loans conveyed to the Trust Depositor pursuant to Section 2.04).

"Contractual Obligation" means, with respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

"Corporate Trust Office" means, with respect to the Indenture Trustee or Owner Trustee, as applicable, the office of the Indenture Trustee or Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of the execution of this Agreement are located at the addresses set forth in Section 13.04.

"CP Transaction" means the transactions contemplated by the Amended and Restated Loan Certificate and Servicing Agreement (the "Loan Certificate and Servicing Agreement"), dated as of April 24, 2002, as amended, among the Originator, CapitalSource Funding LLC, Variable Funding Capital Corporation, Eiffel Funding LLC, CDC Financial Products Inc., FUSI, and Wells Fargo, and other documents executed in connection therewith, as such Loan Certificate and Servicing Agreement and other documents may be amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time.

"Credit and Collection Policy" means the written credit and collection policies and procedures manual of the Originator and the Servicer in effect on the Closing Date and attached hereto as Exhibit K, as amended or supplemented from time to time in accordance with subsection 5.02(m) of this Agreement; and with respect to any Successor Servicer, the written collection policies and procedures of such Person at the time such Person becomes Successor Servicer.

"Curtailment" means, with respect to a Loan, any payment of principal received by the Issuer during a Due Period as part of a payment allocable to a Loan that is in excess of the principal portion of the Scheduled Payment due for such Due Period and which is not intended to satisfy the Loan in full, nor is intended to cure a delinquency.

"Cut-Off Date" means either or both (as the context may require) of the Initial Cut-Off Date and any Subsequent Cut-Off Date as applicable to the Loan or Loans in question.

"Deferred Interest Loan" means a Loan that requires the related Obligor to pay only a portion of the accrued and unpaid interest on a current basis, with the remaining interest being deferred and paid later, together with any unpaid interest thereon, in a lump sum, which amount shall be treated as Interest Collections at the time it is received.

"Definitive Notes" shall have the meaning specified in the Indenture.

"Delinquent Loan" means a Loan (that is not a Charged-Off Loan) in the Loan Pool as to which there has occurred one or more of the following: (i) the occurrence of both (a) any portion of a payment of interest on or principal of such Loan is not paid when due (without giving effect to any grace period) or would be so delinquent but for any amendment, modification, waiver or variance made to such Loan resulting from the Obligor's inability to pay such Loan in accordance with its terms and (b) (1) with respect to Asset Based Revolvers, within one (1) calendar day of when such delinquent payment was first due and (2) with respect to all other Loans, within sixty (60) calendar days of when such delinquent payment was first due, all delinquencies have not been cured, (ii) consistent with the Credit and Collection Policy such Loan would be classified as delinquent by the Servicer or the Originator or (iii) the related Obligor is not paying any of the accrued and unpaid interest on a current basis; provided, however, if any Loan to an Obligor is a Delinquent Loan, or if any Loan from the Originator or any entity controlled by the Originator would be a Delinquent Loan if owned by the Issuer, then all Loans to that Obligor shall be deemed to be Delinquent Loans.

"Determination Date" means that day of each month that is the third (3rd) Business Day prior to a Remittance Date.

"Dollar" and "$" means lawful currency of the United States.

"Due Period" means, with respect to the first (1st) Remittance Date, the period from and including the Initial Cut-Off Date to but excluding the eleventh (11th) day of the calendar month immediately preceding the first Remittance Date; and thereafter, the period from and including the eleventh (11th) day of the previous calendar month to but excluding the eleventh (11th) day of the month in which such Remittance Date occurs.

"Eligible Deposit Account" means either (a) a segregated account with a Qualified Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from in the case of Fitch of at least "F-1+", in the case of Moody's in one of its short-term credit rating categories that signifies investment grade, and in the case of S&P a commercial paper short-term debt rating of "A-1+" and a long-term unsecured debt rating of "AA-".

"Eligible Loan" means, on and as of the related Transfer Date, a Loan as to which each of the following is true:

         (a) the information with respect to each Loan set forth on the List of Loans delivered to the Indenture Trustee is true and complete;

         (b) the Loan, together with the Collateral, has been originated or acquired by the Originator, and immediately prior to the transfer and assignment contemplated by the Loan Sale Agreement, the Originator held, and immediately prior to the transfer and assignment contemplated by the Sale and Servicing Agreement, the Trust Depositor held, good and indefeasible title to, and was the sole owner of, the Loans being transferred to the Trust Depositor and Issuer, respectively, subject to no Liens except Liens which will be released simultaneously with such transfer and assignment and Permitted Liens; and immediately upon the transfer and assignment contemplated by this Agreement, the Issuer will hold good and indefeasible title to, and be the sole owner of, each Loan, subject to no Liens except Liens in favor of the Indenture Trustee;

         (c) (i) the Loan, together with the Collections and Collateral related thereto, are free and clear of any Liens except Permitted Liens, and
(ii) all filings and other actions required to grant to (1) the Indenture Trustee a first priority perfected security interest in the Originator's, the Trust Depositor's and the Issuer's interest in the Loan, the Collections and related Collateral have been made or taken, and (2) in the case of Agented Notes and Assigned Loans, the collateral agent, as agent for all noteholders of the related Obligor, a first priority perfected security interest in the Collateral (except for Permitted Liens);

         (d) at the time such Loan is included in the Loan Pool, the Loan is not (and has never been) a Charged-Off Loan and the Loan is not past due and has never been more than thirty (30) days past due (after giving effect to any grace period set forth in the Credit and Collection Policy in determining the number of days past due), with respect to payments of principal or interest;

         (e) the Loan is an "eligible asset" as defined in Rule 3a-7 under the 40 Act;

         (f) the Loan is a contract the purchase of which with the proceeds of the Offered Notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act;

         (g) the Loan, along with the related Loan File, constitutes an "account", "chattel paper", "instrument", "investment property" or a "general intangible" within the meaning of Article 9 of the UCC of all applicable jurisdictions;

         (h) the Loan is to an Eligible Obligor and is denominated and payable only in United States dollars in the United States;

         (i) the Loan is evidenced by an Underlying Note, security agreement or instrument and related loan documents that have been duly authorized and properly executed, are in full force and effect and constitutes the legal, valid, binding and absolute and unconditional payment obligation of the related Obligor, enforceable against such Obligor in accordance with their terms (subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and to general principles of equity, whether considered in a suit at law or in equity), and there are no conditions precedent to the enforceability or validity of the Loan that have not been satisfied or validly waived;

         (j) the Loan or any portion thereof does not contravene in any material respect any Requirements of Law (including, without limitation, Requirements of Law relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, licensing and privacy);

         (k) the Loan, (i) satisfies all applicable requirements of and was originated or acquired, underwritten, closed and serviced in all material respects in accordance with the Credit and Collection Policy (including without limitation the execution by the Obligor of all documentation required by the Credit and Collection Policy); (ii) does not contain a confidentiality provision that purports to restrict the ability of the Indenture Trustee to exercise its rights under the Transaction Documents, including, without limitation, its rights to review the Loan, the Required Loan Documents and Loan File; (iii) was generated in the ordinary course of the Originator's business; (iv) arises pursuant to loan documentation with respect to which the Originator has performed all obligations required to be performed by it thereunder; (v) has an original term to maturity not greater than six (6) years, with the exception of one (1) Loan, representing approximately 2.5% of the Loans by the Initial Aggregate Outstanding Loan Balance; (vi) is not subject to a guaranty by the Originator or any Affiliate thereof; and (vii) is not a loan primarily for personal, family or household use;

         (l) neither the sale of the Loan under the Transfer and Servicing Agreements to the Trust Depositor and Issuer, respectively, nor the granting of a security interest under the Indenture to the Indenture Trustee, violates, conflicts with or contravenes any Requirements of Law or any contractual or other restriction, limitation or encumbrance;

         (m) the Loan requires the Obligor thereof to maintain adequate property damage and liability insurance with respect to the real or personal property constituting the Collateral and the same has been at all times covered by adequate physical damage and liability insurance policies issued by generally acceptable carriers;

         (n) the Collateral, if any, (i) is located in the United States (except with respect to the Loan to HealthStar Communications, Inc.), (ii) has not been foreclosed on, or repossessed from the current Obligor, by the Servicer, and (iii) has not suffered any material loss or damage that has not been repaired or restored;

         (o) (i) the Loan contains a provision substantially to the effect that the Obligor's payment obligations are absolute and unconditional with no right of setoff or counterclaim for any reason against the Originator or any assignee, (ii) the Loan contains a clause that has the effect of unconditionally and irrevocably obligating the Obligor to make periodic payments

(including taxes) notwithstanding any rights the Obligor may have against the assignor and notwithstanding any damage to, defects in or destruction of the Collateral or any other event, including obsolescence of any property or improvements, (iii) the Obligor has no right of deduction, offset, netting, recoupment, counterclaim, defense or reservation of rights, and (iv) the Issuer has no future funding obligation with respect to such Loan;

         (p) the Loan is not subject to any litigation, dispute, refund, claims of rescission, setoff, netting, counterclaim or defense whatsoever, including but not limited to, claims by or against the Obligor thereof or a payor to or account debtor of such Obligor, nor will the operation of any of the terms of the Required Loan Documents, or the exercise of any right thereunder, render any of the Required Loan Documents unenforceable in whole or in part;

         (q) the Loan requires the Obligor to maintain the Collateral in good condition and to bear all the costs of operating and maintaining same, including taxes and insurance relating thereto;

         (r) the Loan provides (i) for periodic payments of interest and/or principal, which are due and payable on a monthly or quarterly basis (or, with respect to one (1) Loan, representing approximately 2.5% of the Loans by the Initial Aggregate Outstanding Loan Balance, on a semi-annual basis), and (ii) that the Servicer may accelerate all payments on the Loan if the Obligor is in default under the Loan;

         (s) the Loan Rate for each Loan is a fixed rate or adjusts periodically to equal the then applicable index plus the margin set forth in the related Underlying Note or the related credit agreement;

         (t) the Loan shall not have been originated in, nor shall it be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Loan under the Transfer and Servicing Agreements would be unlawful, void or voidable;

         (u) the Loan does not permit the Obligor to defer all or any portion of the current cash interest due thereunder;

         (v) the Loan, together with the Required Loan Documents and Loan File related thereto, is fully assignable and does not require the consent of or notice to the Obligor or contain any other restriction on the transfer or the assignment of the Loan other than a consent or waiver of such restriction that has been obtained prior to the date on which the Loan was sold to the Trust Depositor;

         (w) the Obligor of such Loan is legally responsible for all taxes relating to the Collateral, and all payments in respect of the Loan will be made free and clear of, and without deduction or withholding for or on account of, any taxes, unless such withholding or deduction is required by Requirements of Law;

         (x) the Loan and the Collateral have not been sold, transferred, assigned or pledged by the Originator, the Trust Depositor or the Issuer to any Person other than as contemplated by the Transaction Documents;

         (y) other than Participation Loans, Agented Notes and Assigned Loans, with respect to the Originator's obligation to fund and the actual funding of the Loan by the Originator, the Originator has not assigned or granted participations to, in whole or in part, any Person;

         (z) no selection procedure adverse to the interests of the Noteholders or Swap Counterparties was utilized by the Originator or Trust Depositor in the selection of the Loan for inclusion in the Loan Pool;

         (aa) the Loan has not been compromised, adjusted, extended, satisfied, rescinded or set-off by the Trust Depositor, the Originator or the Obligor with respect thereto, and no Loan is subject to compromise, adjustment, extension, satisfaction, rescission, set-off, counterclaim, defense, abatement, suspension, deferment, deductible, reduction or termination, whether arising out of transactions concerning the Loan, or otherwise, by the Trust Depositor, the Originator or the Obligor with respect thereto;

         (bb) the particular Loan is not one as to which the Originator or Trust Depositor has knowledge that the Loan will not be paid in full;

         (cc) except with respect to Subordinated Loans and Senior Loans to the same Obligor, and a Loan to an Obligor, representing 0.2% of the Loans by Initial Aggregate Outstanding Loan Balance, which has a cross-default provision only, multiple Loans originated to the same Obligor (excluding any guarantor) contain standard cross-collateralization and cross-default provisions;

         (dd) the Obligor of such Loan is not the subject of an Insolvency Event or Insolvency Proceedings;

         (ee) the Loan does not represent capitalized interest or payment obligations relating to "put" rights;

         (ff) the Loan is not a Loan or extension of credit by the Originator or an entity controlled by the Originator to the Obligor or any of its Affiliates for the purpose of making any past due principal, interest or other payments due on such Loan;

         (gg) other than Subordinated Loans, the Loan is secured by a valid, perfected, first priority security interest in all assets that constitute the Collateral for the Loan, subject to Permitted Liens;

         (hh) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making or performance of the Loan have been duly obtained, effected or given and are in full force and effect;

         (ii) the Originator (i) has completed to its satisfaction, in accordance with the Credit and Collection Policy, a due diligence audit and collateral assessment with respect to such Loan and (ii) has done nothing to impair the rights of the Indenture Trustee, the Noteholders or the Swap Counterparties with respect to the Loan, the Collateral, the Scheduled Payments or any income or proceeds therefrom;

         (jj)     the Loan is a Senior Loan or Subordinated Loan;

         (kk) no provision of the Required Loan Documents has been waived, modified, or altered in any respect, except in accordance with the Credit and Collection Policy and by instruments duly authorized and executed and contained in the Required Loan Documents and recorded, if necessary, to protect the interests of the Noteholders and the Swap Counterparties and which has been delivered to the Indenture Trustee;

         (ll) except with respect to Subordinated Loans, the Loan is not subordinated to any other loan or financing to the related Obligor;

         (mm) other than with respect to Fully Funded Term Loans, either the Loan provides by its terms that any funding thereunder is in the Originator's sole and absolute discretion or any funding obligation under such Loan is subject to the Retained Interest;

         (nn) the face amount of the Loan is the dollar amount thereof shown on the books and records of the Originator;

         (oo) with respect to Subordinated Loans, the Originator has entered into an intercreditor agreement or subordination agreement with, or provisions for the benefit of, the senior lender, which agreement or provisions are assignable to and have been assigned to the Trust Depositor and Issuer, and which provide that any standstill of remedies by the Originator or its assignee is limited (A) such that there shall be no standstill of remedies (x) until after the Originator's or assignee's receipt from the senior lender of a notice of default by the Obligor under the senior debt and (y) unless a covenant default is also in effect, and (B) to no longer than 180 days in duration in the aggregate in any given year;

         (pp) with respect to any Acquired Loan or Assigned Loan, such Loan has been re-underwritten by the Originator and satisfies all of the Originator's underwriting criteria;

         (qq) with respect to Agented Notes and Assigned Loans, the related Required Loan Documents (a) shall include a note purchase or similar agreement containing standard provisions relating to the appointment and duties of a payment agent and a collateral agent and intercreditor and (if applicable) subordination provisions, and (b) are duly authorized, fully and properly executed and are the valid, binding and unconditional payment obligation of the Obligor thereof;

         (rr) with respect to Agented Notes, the Originator (or a wholly owned subsidiary of the Originator) has been appointed the collateral agent of the security and the paying agent for all such notes prior to such Agented Note becoming a part of the Loan Pool;

         (ss) with respect to Agented Notes and Assigned Loans, if the entity serving as the collateral agent of the security for all syndicated notes of the Obligor has or will change from the time of the origination of the notes, which in the case of Agented Notes shall be to the Originator (or a wholly owned subsidiary of the Originator), all appropriate assignments of the collateral agent's rights in and to the collateral on behalf of the noteholders have been executed and filed or recorded as appropriate prior to such Agented Note becoming a part of the Loan Pool;

         (tt) with respect to Agented Notes and Assigned Loans, all required notifications, if any, have been given to the collateral agent, the paying agent and any other parties required by the Required Loan Documents of, and all required consents, if any, have been obtained with respect to, the Originator's assignment of the Agented Notes and the Originator's right, title and interest in the Collateral to the Trust Depositor and the Issuer and the Indenture Trustee's security interest therein on behalf of the Noteholders and the Swap Counterparties;

         (uu) with respect to Agented Notes and Assigned Loans, the right to control the actions of and replace the collateral agent and/or the paying agent of the syndicated notes is to be exercised by a majority in interest of all holders of such agented notes;

         (vv) with respect to Agented Notes and Assigned Loans, all syndicated notes of the Obligor of the same priority are cross-defaulted, the collateral securing such notes is held by the collateral agent for the benefit of all holders of the syndicated notes and all holders of such notes (a) have an undivided interest in the collateral securing such notes, (b) share in the proceeds of the sale or other disposition of such collateral on a pro-rata basis and (c) may transfer or assign their right, title and interest in the collateral;

         (ww) no portion of the proceeds used to make payments of principal of or interest on such Loan have come from another Loan or another loan by the Originator or an entity controlled by the Originator;

         (xx) all of the original or certified Required Loan Documents required to be delivered to the Indenture Trustee (including all material documents related thereto) with respect to such Loan have been or will be delivered to the Indenture Trustee on the Transfer Date or as otherwise provided in this Agreement;

         (yy) if such Loan is a Material Mortgage Loan, it satisfies the Material Mortgage Loan Criteria set forth in Appendix A;

         (zz) there is one or more originally signed Underlying Notes in effect for each Loan, which in the aggregate evidence the portion of the Loan being assigned to the Issuer and which Underlying Notes have been delivered to the Indenture Trustee; provided, however, if the Originator funds a Loan in multiple installments, there may be one originally signed Underlying Note for each installment;

         (aaa) there is no obligation on the part of the Originator or the Trust Depositor, as the case may be, or any other party (except for any guarantor of a Loan), to make Scheduled Payments in addition to those made by the Obligor;

         (bbb) the documents constituting a part of the Loan File as of the date hereof do not (taken as a whole together with the other components of the Loan File) contain any untrue statement of a material fact or omit to state a material fact necessary to make the factual statements contained therein not misleading in light of the circumstances under which they were made;

         (ccc) as of the related Transfer Date, there is no default, breach, violation or event of acceleration existing under the Underlying Notes and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration (except for such defaults, breaches and violations that would not have a Material Adverse Effect on the ability of the Servicer to collect the entire principal and interest thereunder and would not have a material adverse effect on the ability of the Servicer to realize the value of the Collateral securing the related Loan); and

         (ddd) with respect to each Loan made to an SPE Obligor, as of the related Transfer Date, or, with respect to the Loans to CIG International, LLC, Cadlerock and Preferred Equities Corporation, within seventy-five (75) days of the Closing Date, (i) the collateral (including, but not limited to, the notes of the Pooled Debtors and assignments of mortgage in each case where real property secures the Pooled Debtors' notes) of the related Pooled Debtors securing such Loan is held by a custodian under a custodial agreement, (ii) the custodial agreement for such Loan provides that (A) the related custodian holds the collateral of the Pooled Debtors pro rata on behalf of the Indenture Trustee, for the benefit of the Noteholders and the Swap Counterparties, and any other assignee and (B) the custodian will record and file the assignments of mortgage in its name on behalf of the Indenture Trustee and any other assignee upon the request of noteholders of such SPE Obligor holding a controlling interest and (iii) the Originator's rights under the custodial agreement are fully assignable and have been assigned to the Indenture Trustee; with respect to the Loans to CIG International, LLC, Cadlerock and Preferred Equities Corporation, the Originator shall provide written notice to each of the Rating Agencies of when each such Loan satisfies the provisions of this clause (ddd).

"Eligible Loan Rating" means, with respect to a designated Obligor, a "Loan Rating 1," a "Loan Rating 2," or a "Loan Rating 3" in accordance with the Credit and Collection Policy.

"Eligible Obligor" means on any date of determination, any Obligor that (i) is an entity duly organized and validly existing under the laws of, and has its chief executive offices in, the United States or any political subdivision thereof, and has a billing address within the United States, (ii) other than a SPE Obligor, is a legal operating entity or holding company, and not a natural person, (iii) has not entered into the Loan primarily for personal, family or household purposes, (iv) is not a Governmental Authority, (v) is not an Affiliate of any party hereto, (vi) is not in the gaming, nuclear waste, biotechnology, natural resources or real estate development industry, (vii) is not the subject of an Insolvency Proceeding or in financial distress, (viii) as of the applicable Cut-Off Date, has an Eligible Loan Rating, and (ix) is not an Obligor of a Charged-Off Loan or Delinquent Loan; provided, however, the foregoing clause (vi) shall not be deemed to prohibit an Obligor in the biotechnology industry, except for where such Obligor's business consists of conducting proprietary research on new drug development, or an Obligor in the real estate development business, except where real estate development is the primary business of such Obligor, from being Eligible Obligors if they otherwise satisfy each of the foregoing criteria for eligibility.

"Eligible Repurchase Obligations" means repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clauses (c)(ii) and (c)(iv) of the definition of Permitted Investments.

"Event of Default" shall have the meaning specified in Section 5.01 of the Indenture.

"Exchange Act" means the Securities Exchange Act of 1934, as amended or supplemented from time to time.

"Excluded Amounts" means (a) any amount received by, on or with respect to any Loan in the Loan Pool, which amount is attributable to the payment of any tax, fee or other charge imposed by any Governmental Authority on such Loan, (b) any amount representing a reimbursement of insurance premiums and (c) any amount with respect to any Loan retransferred or replaced with a Substitute Loan under
Section 11.01, to the extent such amount is attributable to a time after the effective date of such replacement.

"FDIC" shall mean the Federal Deposit Insurance Corporation and any successor thereto.

"Fidelity Bond" shall have the meaning given to such term in Section 5.04.

"Finance Charges" means, with respect to any Loan, any interest or finance charges owing by an Obligor pursuant to or with respect to such Loan.

"Fitch" means Fitch, Inc. or any successor thereto.

"Fixed Rate Loan" means a Loan that is other than a Floating Rate Loan.

"Fixed Rate Permitted Excess Amount" means $150,000 in the aggregate.

"Floating Prime Rate Loan" means a Loan where the Loan Rate payable by the Obligor thereof is based on the CapitalSource Prime Rate plus some specified percentage in addition thereto, and the Loan provides that such Loan Rate will reset immediately upon any change in the related CapitalSource Prime Rate.

"Floating Rate Loan" means a Loan where the Loan Rate payable by the Obligor thereof is based on the CapitalSource Prime Rate or CapitalSource LIBOR Rate plus some specified interest percentage in addition thereto, and the Loan provides that such Loan Rate will reset immediately upon any change in the related CapitalSource Prime Rate or CapitalSource LIBOR Rate.

"Floating Prime Rate Permitted Excess Amount" means $150,000 in the aggregate.

"Foreclosed Property" means Collateral acquired by the Issuer for the benefit of the Securityholders and the Swap Counterparties in foreclosure or by deed in lieu of foreclosure or by other legal process.

"Foreclosed Property Disposition" means the final sale of a Foreclosed Property or of Repossessed Collateral. The proceeds of any "Foreclosed Property Disposition" constitute part of the definition of Liquidation Proceeds.

"Fully Funded Term Loan" means a Loan that is a closed-end, fully funded Loan as of the Cut-Off Date.

"FUSI" means First Union Securities, Inc. and its successors and assigns.

"Governmental Authority" means, with respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

"Healthcare Accounts Receivable Loan" means a Revolving Loan to an Obligor in the healthcare industry (determined by the NAICS Code) secured primarily by the healthcare accounts receivable of such Obligor.

"Hedge Counterparty Collateral Account" shall have the meaning given to such term in the Indenture.

"Highest Required Investment Category" means (i) with respect to ratings assigned by Fitch (if such investment is rated by Fitch), F-1+ for short-term instruments and AAA for long-term instruments, (ii) with respect to ratings assigned by Moody's, A2 or P-1 for one (1) month instruments, A1 and P-1 for three (3) month instruments, Aa3 and P-1 for six (6) month instruments and Aaa and P-1 for instruments with a term in excess of six (6) months, and (iii) with respect to rating assigned by S&P, A-1+ for short-term instruments and AAA for long-term instruments.

"Holder" means (i) with respect to a Certificate, the Person in whose name such Certificate is registered in the Certificate Register, and (ii) with respect to a Note, the Person in whose name such Note is registered in the Note Register.

"Indebtedness" means, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

"Indenture" means the Indenture, dated as of May 16, 2002, between the Issuer and the Indenture Trustee.

"Indenture Collateral" shall have the meaning given to such term in the "granting clause" of the Indenture.

"Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

"Indenture Trustee Fee" shall have the meaning given to such term in the fee letter, dated as of the date hereof, among the Originator, the Trust Depositor, the Issuer and the Indenture Trustee.

"Independent" means, when used with respect to any specified Person, the Person
(i) is in fact independent of the Issuer, any other obligor on the Notes, the Trust Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Trust Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Trust Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, trustee, partner, director or person performing similar functions.

"Independent Accountants" shall have the meaning given to such term in Section 9.04.

"Ineligible Loan" shall have the meaning given to such term in Section 11.01.

"Initial Aggregate Outstanding Loan Balance" means the Aggregate Outstanding Loan Balance as of the Initial Cut-Off Date of the Loans transferred to the Issuer on the Closing Date.

"Initial Aggregate Outstanding Principal Balance" means, collectively, the sum of the Initial Class A Principal Balance, the Initial Class B Principal Balance, the Initial Class C Principal Balance and the Initial Class D Principal Balance, i.e., $275,279,730.

"Initial Class A Principal Balance" means $172,050,000.

"Initial Class B Principal Balance" means $55,056,000.

"Initial Class C Principal Balance" means $20,646,000.

"Initial Class D Principal Balance" means $27,527,730.

"Initial Cut-Off Date" means (i) in the case of Interest Collections, April 15, 2002, and (ii) for Principal Collections and for all other purposes, March 15, 2002.

"Initial Loans" means those Loans conveyed to the Issuer on the Closing Date and identified on the initial List of Loans required to be delivered pursuant to subsection 2.02(iv).

"Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed or undismissed and in effect for a period of sixty (60) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

"Insolvency Laws" means the Bankruptcy Code of the United States and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

"Insolvency Proceeds" shall have the meaning given to such term in Section
10.01.

"Insurance Policy" means, with respect to any Loan, an insurance policy covering physical damage to or loss of the related Collateral, including, but not limited to, title, hazard, life and/or accident insurance policies.

"Insurance Proceeds" means, depending on the context, any amounts payable or any payments made under any Insurance Policy covering a Loan, Collateral, Repossessed Collateral or Foreclosed Property.

"Interest Accrual Period" means the period commencing on a Remittance Date and ending on the day immediately preceding the next Remittance Date (or, with respect to the first Remittance Date, the period commencing on the Closing Date and ending on the day before the first Remittance Date).

"Interest Collection Account" means a sub-account of the Principal and Interest Account established and maintained pursuant to subsection 7.03(a).

"Interest Collections" means, with respect to amounts deposited into the Principal and Interest Account during any Due Period, (i) all payments received on or after the first day of the month of the Closing Date on account of interest on the Loans (including the deferred interest component of any Deferred Interest Loan) and all late payment, default and waiver charges, (ii) (a) Net Liquidation Proceeds, (b) Insurance Proceeds (other than amounts to be applied to the restoration or repair of the related Collateral, or to be released to the Obligor) and (c) Released Mortgaged Property Proceeds and any other proceeds from any other Collateral securing the Loans (other than amounts released to the Obligor), (iii) the interest portion of any amounts paid in connection with the purchase or repurchase of any Loan and the interest portion of the amount of any Substitute Loans, (iv) the interest portion of any Scheduled Payment Advances that the Servicer determines to make, (v) the amount of any losses incurred in connection with investments in Permitted Investments, (vi) investment earnings on funds held in the Principal and Interest Account and (vii) Net Trust Swap Receipts and Swap Breakage Receipts.

"Interest Shortfall" means, with respect to the Class A Notes, the Class B Notes, or the Class C Notes, as applicable, if the amount by which the interest paid to such Class on a Remittance Date is less than the amount due to such Class, the amount of shortfall will be carried forward and paid on the immediately following Remittance Date for which funds exist, together with accrued interest on such amount at the then applicable Note Interest Rate for such Class.

"Investment Earnings" means the investment earnings (net of losses and investment expenses) on amounts on deposit in the Principal and Interest Account, the Note Distribution Account and the Reserve Fund, to be credited to the Principal and Interest Account on applicable Remittance Date pursuant to Sections 7.01 and 7.03.

"Issuer" means the trust created by the Trust Agreement and funded pursuant to this Agreement, consisting of the Loan Assets.

"Legal Final Maturity Date" means February 20, 2014.

"LIBOR" shall have the meaning given to such term in Section 7.06.

"Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing (including any UCC financing statement or any similar instrument filed against a Person's assets or properties).

"Liquidation Expenses" means, with respect to any Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any Subservicer) and any reasonably allocated costs of counsel (if any), in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any Collateral securing such Loan upon or after the expiration or earlier termination of such Loan and other out-of-pocket costs related to the liquidation of any such Collateral, including the attempted collection of any amount owing pursuant to such Loan if it is a Charged-Off Loan, and, if requested by the Indenture Trustee, the Servicer and Originator must provide to the Indenture Trustee a breakdown of the Liquidation Expenses for any Loan along with any supporting documentation therefor; provided, however, to the extent any such "Liquidation Expenses" relate to any Loan with a Retained Interest, such expenses shall be allocated pro-rata to such Loan based on the Outstanding Loan Balance included in the Loan Pool and the outstanding loan balance of the Retained Interest.

"Liquidation Proceeds" means, cash, including Insurance Proceeds, proceeds of any Foreclosed Property Disposition, revenues received by the Servicer or the Issuer with respect to the conservation and disposition of a Foreclosed Property, and any other amounts received by the Servicer or Issuer in connection with the liquidation of Charged-Off Loans, whether through trustee's sale, foreclosure sale or otherwise.

"Liquidation Report" shall have the meaning given to such term in subsection 5.03(c).

"Liquidity Factor Reduction Event" means, with respect to any Healthcare Accounts Receivable Loan, the weighted average liquidity factor (as defined in the related Required Loan Documents) of such Loan is less than ninety-five percent (95%) of the weighted average liquidity factor established at the time the Loan was closed.

"List of Loans" means the list identifying each Loan constituting part of the Loan Assets, which list shall consist of the initial List of Loans reflecting the Initial Loans transferred to the Issuer on the Closing Date, together with any Subsequent List of Loans amending the most current List of Loans reflecting the Substitute Loans transferred to the Issuer on the related Subsequent Transfer Date (together with a deletion from such list of the related Loan or Loans identified on the corresponding Addition Notice with respect to which a Substitution Event has occurred), and which list in each case (a) identifies by account number and Obligor name each Loan included in the Loan Pool, and (b) sets forth as to each such Loan (i) the Outstanding Loan Balance as of the Cut-Off Date, and (ii) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as Exhibit G.

"Loan" means, to the extent transferred by the Trust Depositor to the Issuer, an individual loan or portion thereof made or purchased by the Originator to an Obligor, including, as applicable, Assigned Loans and Agented Notes.

"Loan Assets" shall have the meaning given to such term in Section 2.01 (and 2.04, as applicable in the case of Substitute Loans).

"Loan Checklist" means the list delivered by the Trust Depositor to the Indenture Trustee pursuant to Section 2.06 of this Agreement that identifies the items contained in the related Loan File.

"Loan Files" means, with respect to any Loan and Collateral, each of the Required Loan Documents and duly executed originals (to the extent required by the Credit and Collection Policy) and copies of any other Records relating to such Loan and Collateral.

"Loan Pool" means, as of any date, the Initial Loans and the Substitute Loans (if any), other than any such Loans that (i) have been reconveyed by the Issuer to the Trust Depositor, and concurrently by the Trust Depositor to the Originator, pursuant to Section 11.02 hereof or (ii) have been paid (or prepaid) in full.

"Loan Rate" means, for each Loan in a Due Period, the current cash pay interest rate for such Loan in such period, as specified in the related Required Loan Documents.

"Loan Rating 1" means that, under the Originator's loan risk rating system, which ranks loans based on the Originator's analysis of the credit quality of the loan and the underlying assets, the loan is considered investment grade.

"Loan Rating 2" means that, under the Originator's loan risk rating system, which ranks loans based on the Originator's analysis of the credit quality of the loan and the underlying assets, the loan is considered very high quality commercial credit in all respects, supported by a contribution of strong collateral and cash flow.

"Loan Rating 3" means that, under the Originator's loan risk rating system, which ranks loans based on the Originator's analysis of the credit quality of the loan and the underlying assets, the loan is considered a strong credit and maintains strong collateral.

"Loan Sale Agreement" means the Commercial Loan Sale Agreement, dated as of the date hereof, between the Originator and the Trust Depositor, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

"Loan-to-Value or LTV" means, with respect to any Loan, as of any date of determination, the percentage equivalent of a fraction (i) the numerator of which is equal to the maximum availability of such Loan as of the date of its origination and (ii) the denominator of which is equal to the total discounted collateral value of the Collateral securing such Loan.

"Lock-Box" means the post office box to which Collections are remitted for retrieval by the Lock-Box Bank and deposited by such Lock-Box Bank into the Lock-Box Account, the details of which are contained in Schedule I, as such schedule may be amended from time to time.

"Lock-Box Account" means the account maintained at Bank of America, N.A. in the name of CapitalSource Funding LLC for the purpose of receiving Collections, including but not limited to Collections from the Obligor Lock-Boxes, the details of which are contained in Schedule I, as such schedule may be amended from time to time.

"Lock-Box Agreement" means the Amended and Restated Three Party Agreement Relating to Lockbox Services, dated as of May 16, 2002 by and among the Lock-Box Bank, the Originator, CapitalSource Funding LLC, the Indenture Trustee and First Union Securities, Inc.

"Lock-Box Bank" means Bank of America, N.A.

"London Banking Day" means any day on which dealings in deposits in Dollars are transacted in the London interbank market.

"Majority Noteholders" means (i) prior to the payment in full of the Class A Notes, the Class B Notes and, after the Class C Interest Commencement Date, the Class C Notes, the Class A Noteholders evidencing more than 50% of the aggregate Outstanding Principal Balance of all Class A Notes, the Class B Noteholders evidencing more than 50% of the aggregate Outstanding Principal Balance of all Class B Notes and the Class C Noteholders evidencing more than 50% of the aggregate Outstanding Principal Balance of all Class C Notes, and (ii) from and after the payment in full of the Notes described in clause (i) above, and prior to the Class C Interest Commencement Date, the Class C Noteholders evidencing more than 50% of the aggregate Outstanding Principal Balance of the Class C Notes and the Class D Noteholders evidencing more than 50% of the aggregate Outstanding Principal Balance of all Class D Notes.

"Material Adverse Effect" means, with respect to any event or circumstance, means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Originator, the Trust Depositor, the Issuer or the Servicer, (b) the validity, enforceability or collectibility of this Agreement or any other Transaction Document, or the validity, enforceability or collectibility of the Loans generally or any material portion of the Loans, (c) the rights and remedies of the Indenture Trustee on behalf of the Securityholders and the Swap Counterparties, (d) the ability of the Originator, the Trust Depositor, the Issuer, the Servicer, the Backup Servicer or the Indenture Trustee to perform their respective obligations under this Agreement or any Transaction Document, or (e) the status, existence, perfection, priority or enforceability of the Indenture Trustee's security interest on behalf of the Securityholders and the Swap Counterparties.

"Material Modification" means a termination or release (including pursuant to prepayment), or an amendment, modification or waiver, or equivalent similar undertaking or agreement, by the Servicer with respect to a Loan which would not otherwise be permitted under the standards and criteria set forth in subsection 5.02(e) hereof, as applicable.

"Material Mortgage Loan" means any Loan for which the underlying Collateral consisting of real property owned by the Obligor (i) represents 25% or more (measured by the book value of the three most valuable parcels of real property as of the date of such Loan) of
(a) the original commitment for such Loan and (b) the fair value of the underlying Obligor and Collateral as a whole and (ii) is material to the operations of the related business; provided, however, that a Material Mortgage Loan shall not include certain parcels of real property that the Obligor is in the process of disposing.

"Monthly Reconciliation Date" means the last day of each Due Period.

"Monthly Report" shall have the meaning given to such term in Section 9.01.

"Moody's" means Moody's Investors Service or any successor thereto.

"Mortgage" means the mortgage, deed of trust or other instrument creating a lien on a Mortgaged Property.

"Mortgaged Property" means the underlying real property, if any, secured under a Material Mortgage Loan, and any improvements thereon, which property satisfies either test in the definition of Material Mortgage Loan.

"NAICS Code" means the North American Industry Classification System Codes by at least three(3) digits.

"Net Liquidation Proceeds" means Liquidation Proceeds relating to a Loan net of
(i) any Liquidation Expenses relating to such Loan reimbursed to the Servicer therefrom pursuant to terms of this Agreement and (ii) amounts required to be released to other creditors, including any other costs, expenses and taxes, or the related Obligor or grantor pursuant to applicable law or the governing Required Loan Documents.

"Net Trust Swap Payments" means, with respect to each Remittance Date, the excess, if any, of (i) the monthly payments by the Issuer to the Swap Counterparties and any interest accrued thereon over (ii) the monthly payments by the Swap Counterparties to the Issuer and any interest accrued thereon.

"Net Trust Swap Receipts" means, with respect to each Remittance Date, the excess, if any, of (i) the monthly payments by the Swap Counterparties to the Issuer and any interest accrued thereon over (ii) the monthly payments by the Issuer to the Swap Counterparties and any interest accrued thereon.

"New York Business Day" means any Business Day in the city of New York, New
York.

"Note" means any one of the notes of the Issuer of any Class executed and authenticated in accordance with the Indenture.

"Note Distribution Account" means the interest bearing trust account so designated and established and maintained pursuant to Section 7.01.

"Note Register" shall have the meaning given to such term in Section 2.04 of the Indenture.

"Noteholders" means each Person in whose name a Note is registered in the Note Register.

"Obligor" means, with respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof.

"Obligor Lock-Box" means the post office box to which Collections are remitted with respect to certain Revolving Loans for retrieval by an Obligor Lock-Box Bank and deposited by such Obligor Lock-Box Bank into an Obligor Lock-Box Account, the details of which are contained in Schedule II, as such schedule may be amended from time to time.

"Obligor Lock-Box Accounts" means the accounts maintained for the purpose of receiving Collections on certain Revolving Loans and transferring such Collections to the Lock-Box, the details of which are contained in Schedule II, as such schedule may be amended from time to time.

"Obligor Lock-Box Bank" means any of the banks or other financial institutions holding one or more Obligor Lock-Box Accounts.

"OCC" means the Office of the Comptroller of the Currency.

"Offered Notes" means the Class A Notes and the Class B Notes.

"Officer's Certificate" means a certificate delivered to the Indenture Trustee signed by the Chief Executive Officer, the President, an Executive Vice President, a Senior Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Trust Depositor, the Servicer, or the Owner Trustee (or another Person) on behalf of the Issuer, as required by this Agreement or any other Transaction Document.

"One-Month Index Maturity" shall have the meaning given to such term in Section 7.06.

"Opinion of Counsel" means a written opinion of counsel, who may be outside counsel, or internal counsel (except with respect to federal securities law, tax law, bankruptcy law or UCC matters), for the Trust Depositor or the Servicer, from Patton Boggs LLP or other counsel reasonably acceptable to the Owner Trustee or the Indenture Trustee, as the case may be; provided, however, if the opinion of counsel concerns or relates to any Swap Counterparty, such counsel shall be (i) outside counsel and (ii) acceptable to each Swap Counterparty.

"Originator" shall have the meaning given to such term in the Preamble.

"Outstanding" shall have the meaning given to such term in the Indenture.

"Outstanding Loan Balance" of a Loan means the excess of (a) the principal amount of such Loan, or portion thereof transferred to the Issuer, outstanding as of the Cut-Off Date over (b) all Principal Collections received on such Loan, or portion thereof transferred to the Issuer, since the Cut-Off Date; provided, however, (i) any Loan charged-off pursuant to clauses (i) through (iii) of the definition of Charged-Off Loan will be deemed to have an Outstanding Loan Balance equal to zero and (ii) all or the portion of any Loan charged-off pursuant to clause (iv) of the definition of Charged-Off Loan will have an Outstanding Loan Balance equal to zero.

"Outstanding Principal Balance" means, as of date of determination and with respect to any class of Notes, the original principal amount of such class of Notes on the Closing Date, plus in the case of the Class B Notes and the Class C Notes only, the capitalized interest from the Class B Accrued Payable and the Class C Accrued Payable, as reduced by all amounts paid by the Issuer with respect to such principal amount up to such date.

"Owner Trustee" means the Person acting, not in its individual capacity, but solely as Owner Trustee, under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

"Partially Funded Term Loan" means a Loan that is a closed-end multiple advance Loan that has not been fully funded as of the Cut-Off Date.

"Participation Loan" means a Loan to an Obligor, originated by the Originator and serviced by the Servicer in the ordinary course of its business, in which a participation interest has been granted to another Person in accordance with the Credit and Collection Policy and (i) such transaction has been fully consummated, pursuant to a standard participation agreement.

"Paying Agent" shall have the meaning given to such term in Section 3.03 of the Indenture and Section 3.09 of the Trust Agreement.

"Permitted Investments" with respect to any Remittance Date means negotiable instruments or securities or other investments maturing on or before such Remittance Date (a) which, except in the case of demand or time deposits, investments in money market funds and Eligible Repurchase Obligations, are represented by instruments in bearer or registered form or ownership of which is represented by book entries by a Clearing Agency or by a Federal Reserve Bank in favor of depository institutions eligible to have an account with such Federal Reserve Bank who hold such investments on behalf of their customers, (b) that, as of any date of determination, mature by their terms on or prior to the Remittance Date immediately following such date of determination, and (c) that evidence:

                  (i) direct obligations of, and obligations fully guaranteed as to full and timely payment by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States);

                  (ii) demand deposits, time deposits or certificates of deposit of depository institutions or trust companies incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Issuer's investment or contractual commitment to invest therein, the commercial paper, if any, and short-term unsecured debt obligations (other than such obligation whose rating is based on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from each Rating Agency in the Highest Required Investment Category granted by such Rating Agency, which, in the case of Fitch, shall be "F-1+";

                  (iii) commercial paper, or other short term obligations, having, at the time of the Issuer's investment or contractual commitment to invest therein, a rating in the

         Highest Required Investment Category granted by each Rating Agency, which, in the case of Fitch, shall be "F-1+";

                  (iv) demand deposits, time deposits or certificates of deposit that are fully insured by the FDIC and either have a rating on their certificates of deposit or short-term deposits from Moody's and S&P of "P-1" and "A-1+", respectively, and, if rated by Fitch, from Fitch of "F-1+";

                  (v) notes that are payable on demand or bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

                  (vi) investments in taxable money market funds or other regulated investment companies having, at the time of the Issuer's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category from Moody's, S&P and Fitch (if rated by Fitch) or otherwise subject to satisfaction of the Rating Agency Condition;

                  (vii) time deposits (having maturities of not more than ninety (90) days) by an entity the commercial paper of which has, at the time of the Issuer's investment or contractual commitment to invest therein, a rating of the Highest Required Investment Category granted by each Rating Agency;

                  (viii) Eligible Repurchase Obligations with a rating acceptable to the Rating Agencies, which, in the case of Fitch, shall be "F-1+" and in the case of S&P shall be "A-1+"; or

                  (ix) any negotiable instruments or securities or other investments subject to satisfaction of the Rating Agency Condition.

The Indenture Trustee may purchase or sell to itself or an Affiliate, as principal or agent, the Permitted Investments described above.

"Permitted Liens" means

         (a) with respect to Loans in the Loan Pool: (i) Liens in favor of the Trust Depositor created pursuant to the Loan Sale Agreement and transferred to the Issuer pursuant hereto, (ii) Liens in favor of the Issuer created pursuant to this Agreement, and (iii) Liens in favor of the Indenture Trustee created pursuant to the Indenture and/or this Agreement; and

         (b) with respect to the interest of the Originator, the Trust Depositor and the Issuer in the related Collateral: (i) materialmen's, warehousemen's, mechanics' and other liens arising by operation of law in the ordinary course of business for sums not due or sums that are being contested in good faith, (ii) purchase money security interests in certain items of equipment, (iii) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable or if the Trust Depositor shall currently be contesting the validity thereof in good faith by appropriate proceedings, (iv) Liens in favor of the Trust Depositor created by the Originator and transferred by the Trust Depositor to the Issuer pursuant to this Agreement, (v) Liens in favor of the Issuer created pursuant to this Agreement,
(vi) Liens in favor of the Indenture

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Trustee created pursuant to the Indenture and/or this Agreement, (vii) Liens held by senior lenders with respect to any Subordinated Loans and (viii) with respect to Agented Notes and Acquired Loans, Liens in favor of the collateral agent on behalf of all noteholders of such Obligor.

"Person" means any individual, corporation, estate, partnership, business trust, limited liability company, sole proprietorship, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof or other entity.

"Placement Agent" means FUSI.

"Pooled Debtors" means each of the underlying obligors who are obligated as debtors on a Loan from an SPE Obligor.

"Prepaid Loan" means any Loan (other than a Charged-Off Loan) that was terminated or has been prepaid in full prior to its scheduled expiration date.

"Prepaid Loan Amount" means, with respect to each Substitute Loan being transferred in place of a Prepaid Loan, an amount equal to the lesser of (i) the amount deposited into the Principal Collection Account with respect to such Prepaid Loan and (ii) the Outstanding Loan Balance of the Prepaid Loan immediately prior to the date it was prepaid.

"Prepayments" means any and all (i) full prepayments, including prepayment premiums, on or with respect to a Loan (including, with respect to any Loan and any Due Period, any Scheduled Payment, Finance Charge or portion thereof that is due in a subsequent Due Period that the Servicer has received and expressly permitted the related Obligor to make in advance of its scheduled due date, and that will be applied to such Scheduled Payment on such due date), (ii) Liquidation Proceeds, and (iii) Insurance Proceeds.

"Principal and Interest Account" means the interest bearing trust account so designated and established and maintained pursuant to Section 7.03.

"Principal Collection Account" means a sub-account of the Principal and Interest Account established and maintained pursuant to subsection 7.03(a).

"Principal Collections" means, with respect to amounts deposited into the Principal and Interest Account during any Due Period, (i) all payments received on or after the Cut-Off Date on account of principal on the Loans, including (a) the principal portion of any Scheduled Payments and Prepayments and (b) Curtailments, (ii) the principal portion of any amounts paid in connection with the purchase or repurchase of any Loan and the amount of any Transfer Deposit Amounts, (iii) the principal portion of any Scheduled Payment Advances that the Servicer determines to make and (iv) on and after an Event of Default, a Servicer Default, an Accelerated Amortization Event or the occurrence and continuance of a Class A Trigger, a Class B Trigger or a Class C Trigger, all amounts remaining after clause SEVENTH of subsection 7.05(a).

"Private Placement Memorandum" shall have the meaning given to such term in the Purchase Agreement.

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

"Purchase Agreement" means the Purchase Agreement, dated May 16, 2002, among the Placement Agent, the Issuer and CapitalSource, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

"Qualified Institution" means (a) the corporate trust department of the Indenture Trustee or the corporate trust department of Wachovia Bank, National Association, or (b) a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) that has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, which, in the case of S&P, shall be "AA-", and in the case of Fitch, shall be "AAA" or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, which, in the case of S&P, shall be "A-1+", and in the case of Fitch, shall be "F-1+", (B) the parent corporation, if such parent corporation guarantees the obligations of the depository institution, of which has either (1) a long-term unsecured debt rating acceptable to the Rating Agencies, which, in the case of S&P, shall be "AA-", and in the case of Fitch, shall be "AAA" or (2) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies, which, in the case of S&P, shall be "A-1+", and in the case of Fitch, shall be "F-1+" or (C) otherwise satisfies the Rating Agency Condition, and (ii) whose deposits are insured by the FDIC and satisfies the Rating Agency Condition.

"Qualified Swap Counterparty" shall have the meaning given to such term in the Indenture.

"Rating Agency" means each of S&P, Moody's and Fitch, so long as such Persons maintain a rating on the Class A Notes, the Class B Notes and, if applicable, the Class C Notes; and if any of S&P, Moody's or Fitch no longer maintains a rating on the Class A Notes, the Class B Notes and, if applicable, the Class C Notes, such other nationally recognized statistical rating organization selected by the Trust Depositor.

"Rating Agency Condition" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, that each Rating Agency shall have notified the Trust Depositor, the Owner Trustee and the Indenture Trustee in writing that such action or series of related actions or the consummation of such proposed transaction or series of related transactions will not result in a Ratings Effect.

"Ratings Effect" means, with respect to any action or series of related actions or proposed transaction or series of related proposed transactions, a reduction or withdrawal of the rating issued by a Rating Agency on the Closing Date (or with respect to the Class C Notes, on the Class C Interest Commencement Date) with respect to any outstanding Class of Notes as a result of such action or series of related actions or the consummation of such proposed transaction or series of related transactions.

"Record Date" means, for the first Record Date, May 19, 2002; thereafter, for book-entry Notes, the calendar day immediately preceding the Remittance Date, and for the definitive Notes, the Class C Notes (prior to the Class C Interest Commencement Date) and the Class D Notes, the last Business Day of the immediately preceding calendar month.

"Records" means all Loan and other documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) executed in connection with the origination or acquisition of the Loans or maintained with respect to the Loans and the related Obligors that the Originator or the Servicer have generated, in which the Originator, the Trust Depositor, the Issuer, the Indenture Trustee or the Servicer have acquired an interest pursuant to the Transfer and Servicing Agreements or in which the Originator, the Trust Depositor, the Issuer, the Indenture Trustee or the Servicer have otherwise obtained an interest.

"Reducing Revolving Loans" means a Loan that is a revolving line of credit with a commitment that reduces over the life of the Loan.

"Reference Banks" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

"Released Amounts" means, with respect to any payment or collection received with respect to any Loan on any Business Day (whether such payment or collection is received by the Servicer, the Owner Trustee or the Trust Depositor), an amount equal to that portion of such payment or collection on any Retained Interest released from the Loan Assets pursuant to Section 2.05.

"Released Mortgage Property Proceeds" means, as to any Loan secured by a Mortgaged Property, the proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the Lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which is not released to the Obligor, the grantor or another creditor in accordance with the Requirements of Law, the governing documents, the Credit and Collection Policy and this Agreement.

"Remittance Date" means the 20th day of each month, commencing May 20, 2002 or, if such 20th day is not a Business Day, on the next succeeding Business Day.

"Repossessed Collateral" means items of Collateral taken in the name of the Issuer as a result of legal action enforcing the Lien on the Collateral resulting from a default on the related Loan.

"Representative Amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

"Required Loan Documents" means, with respect to:

         (i)      all Loans in the aggregate:

                  (a) a blanket assignment of all of the Originator's and Trust Depositor's right, title and interest in and to all Collateral securing the Loans at any time transferred to the Issuer including without limitation, all rights under applicable guarantees and Insurance Policies, such assignment shall be in the name of "Wells Fargo Bank Minnesota, National Association, its successors and assigns, as Indenture Trustee under the Indenture, dated as of May 16, 2002 relating to CapitalSource Commercial Loan Trust 2002-1";

                  (b) irrevocable powers of attorney of the Originator, the Trust Depositor and the Issuer to the Indenture Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the Loans at any time transferred to the Issuer. The powers of attorney will be delegable by the Indenture Trustee to the Servicer and any Successor Servicer and will permit the Indenture Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers;

                  (c) blanket UCC-1 financing statements identifying by type all Collateral for the Loans to be transferred to the Issuer as Collateral under the Indenture and naming the Issuer and the Indenture Trustee, as assignee of the Issuer, as "Secured Party" and the Trust Depositor as the "Debtor";

         (ii)     for each Loan:

                  (a) the original Underlying Note, endorsed by means of an allonge as follows: "Pay to the order of Wells Fargo Bank Minnesota, National Association, and its successors and assigns, not in its individual capacity but solely as Indenture Trustee under that certain Indenture, dated as of May 16, 2002 relating to CapitalSource Commercial Loan Trust 2002-1, without recourse" and signed, by facsimile or manual signature, in the name of the Trust Depositor by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the Originator to the Trust Depositor and from the Trust Depositor to the Issuer;

                  (b) a copy of the related loan agreement (which may be included in the Underlying Note if so indicated in the Loan Checklist), together with all amendments and modifications thereto;

                  (c) a copy of the related security agreement signed by the primary Obligor;

                  (d)      a copy of the Loan Checklist;

                  (e) a copy of any related guarantees then executed in connection with such Loan;

                  (f) a copy of all UCC financing statements filed securing the related Collateral naming the Originator or, with respect to Assigned Loans or Agented Notes, the collateral agent named thereunder, as "Secured Party";

                  (g) for Assigned Loans and Participation Loans, a copy of the assignment agreement or participation agreement (as applicable);

                  (h) if the Originator is the only lender under the credit facility, if the Originator is the collateral agent for a syndicate of lenders under the credit facility, or if the Originator has not previously delivered such stock certificate to Wells Fargo in connection with the CP Transaction, and the Loan Checklist indicates that the Collateral includes a pledge of stock, the original stock certificate serving as Collateral for such Loan, along with an executed stock power executed in blank;

                  (i) if the Originator is the only lender under the credit facility, if the Originator is the collateral agent for a syndicate of lenders under the credit facility, or if the Originator has not previously delivered such items to Wells Fargo in connection with the CP transaction, all other items listed in the related Loan Checklist that have not previously been delivered, or a certificate from a Responsible Officer of the Trust Depositor that such delivery has been waived consistent with the prudent lending practices and the Credit and Collection Policy of the Originator and such waiver shall not have a material adverse effect on the Noteholders or Swap Counterparties; and

         (iii) for each Loan identified by the Trust Depositor as a Material Mortgage Loan, each of the following documents (except for Material Mortgaged Loans where the Originator or one of its Affiliates is a co-lender but not the agent):

                  (a) either (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Originator where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  (b) the original Assignment of Mortgage from the Originator endorsed as follows: "Wells Fargo Bank Minnesota, National Association, its successors and assigns, as Indenture Trustee under the Indenture, dated as of May 16, 2002 relating to CapitalSource Commercial Loan Trust 2002-1";

                  (c) either (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator of the Loan (where such originator was not the Originator or one of its Affiliates) to the Originator or one of its Affiliates, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Originator where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost; and

                  (d) either (i) a copy of all title insurance policies or a marked title commitment relating to the title insurance policies for the Mortgaged Property to the extent the Originator obtained such policies or (ii) copies of any title insurance policies or other evidence of lien position, including but not limited to policy insurance record of title policies, limited liability reports and lot book reports, to the extent the Originator obtains such policies or other evidence of lien position, certified as true by the Originator.

"Required Reserve Amount" means, with respect to each Remittance Date, an amount equal to the sum of (i) three (3) times the sum of the Class A Interest Amount, the Class B Interest Amount and, if applicable, the Class C Interest Amount due on the next Remittance Date and (ii) the Outstanding Loan Balance of each Delinquent Loan.

"Requirements of Law" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

"Reserve Fund" means the interest bearing trust account so designated and established and maintained pursuant to Section 7.01.

"Reserve Fund Initial Balance" means an amount equal to $1,466,210 (i.e., the product of (a) the sum of the Outstanding Principal Balance of the Class A Notes and Class B Notes as of the Closing Date, (b) the weighted average Note Interest Rate applicable to the Class A Notes and Class B Notes as of the first (1st) day of the initial Interest Accrual Period (weighted by the Outstanding Principal Balance of each of the Class A Notes and Class B Notes) and (c) the quotient of 90 divided by 360).

"Responsible Officer" means, when used with respect to the Owner Trustee or the Indenture Trustee, any officer assigned to the Corporate Trust Office, including any Chief Executive Officer, President, Executive Vice President, Vice President, Assistant Vice President, Secretary, any Assistant Secretary, any trust officer or any other officer of the Owner Trustee or the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Trust Depositor, the Issuer, the Originator or the Servicer, any Chief Executive Officer, the President, an Executive Vice President, a Senior Vice President, the Treasurer, the Secretary or any Assistant Secretary or Assistant Treasurer.

"Retained Interest" means, for each Loan, the following interests, rights and obligations in such Loan and under the related loan documents, which are being retained by the Originator: (1) all of the obligations, if any, to provide additional funding with respect to such Loan, (2) all of the rights and obligations, if any, of the agent(s) under the documentation evidencing such Loan, (3) the applicable portion of the interests, rights and obligations under the documentation evidencing such Loan that relate to such portion(s) of the indebtedness that is owned by another lender or is being retained by the Originator, (4) any unused commitment fees associated with the additional funding obligations that are not being transferred in accordance with clause "(1)" above, (5) any agency or similar fees associated with the rights and obligations of the agent that are not being transferred in accordance with clause "(2)" above, (6) any advisory, consulting, audit, in-house legal expenses or similar fees and/or expenses due from the Obligor associated with services provided by the agent that are not being transferred in accordance with clause "(2)" above, and (7) any and all warrants and equity instruments issued in the name of the Originator or its affiliates in connection with or relating to any Loan.

"Revolving Loan" means a Loan that is a line of credit arising from an extension of credit by the Originator to an Obligor, including the Traditional Revolving Loans and the Reducing Revolving Loans.

"S&P" means Standard and Poor's Rating Services, a division of The McGraw Hill Companies or any successor thereto.

"SAIF" means the Savings Association Insurance Fund, or any successor thereto.

"Scheduled Payment" means, with respect to any Loan, the payment of principal and/or interest scheduled to be made by the related Obligor under the terms of such Loan after the related Cut-Off Date, as adjusted pursuant to the terms of the related Underlying Note and Required Loan Documents, and any such payment received after the related Cut-Off Date.

"Scheduled Payment Advance" means, with respect to any Remittance Date, the amounts, if any, deposited by the Servicer in the Principal and Interest Account for such Remittance Date in respect of Scheduled Payments (or portions thereof) pursuant to Section 5.09.

"Securities" means the Notes and the Certificate, or any of them.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Securityholders" means the Holders of the Notes or the Certificate.

"Senior Loan" means any Loan secured by a first priority lien on substantially all of the Obligor's assets and which has a Loan-to-Value of less than or equal to 90%.

"Servicer" means initially CapitalSource, or its successor, until any Servicer Transfer hereunder or the resignation or permitted assignment by the Servicer and, thereafter, means the Successor Servicer appointed pursuant to Article VIII with respect to the duties and obligations required of the Servicer under this Agreement.

"Servicer Default" shall have the meaning specified in Section 8.01.

"Servicer Employees" shall have the meaning specified in Section 5.04.

"Servicer Transfer" shall have the meaning specified in subsection 8.02(b).

"Servicing Advances" means, all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Collateral, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Foreclosed Property or Repossessed Collateral, (iv) compliance with the obligations under this Agreement, which "Servicing Advances" are reimbursable to the Servicer to the extent provided in subsection 5.10(d) of this Agreement, and
(v) in connection with the liquidation of a Loan, for all of which costs and expenses the Servicer is entitled to reimbursement thereon up to a maximum rate per annum equal to the related Loan Rate.

"Servicing Fee" shall have the meaning given to such term in Section 5.11.

"Servicing Fee Percentage" means 1.25% per annum for Asset Based Revolvers and 1.0% per annum for all other Loans.

"Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

"Solvent" means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

"SPE Obligor" means an Obligor organized as a special purpose entity and created for the purpose of making and/or acquiring existing loans to multiple Obligors.

"Subordinated Loan" means any Loan other than a Senior Loan.

"Subsequent Cut-Off Date" means the date specified as such for Substitute Loans in the related Subsequent Transfer Agreement.

"Subsequent List of Loans" means a list, in the form of the initial List of Loans delivered on the Closing Date, but listing each Substitute Loan transferred to the Issuer pursuant to the related Subsequent Transfer Agreement.

"Subsequent Purchase Agreement" means, with respect to any Substitute Loans, the agreement between the Originator and the Trust Depositor pursuant to which the Originator will transfer the Substitute Loans to the Trust Depositor, the form of which is attached to hereto as Exhibit J.

"Subsequent Transfer Agreement" means the agreement described in subsection 2.04(c)(v) hereof, the form of which is attached hereto as Exhibit I.

"Subsequent Transfer Date" means any date on which Substitute Loans are transferred to the Issuer.

"Subservicer" means any direct or indirect wholly owned subsidiary of CapitalSource that CapitalSource has identified as a subservicer or additional collateral agent or any other Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in subsection 5.02(a) of this Agreement in respect of the qualification of a Subservicer.

"Subservicing Agreement" means any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Loans as provided in this Agreement, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee.

"Substitute Loan" means an Eligible Loan that (a) is transferred to the Issuer under and in accordance with Section 2.04 and/or Section 2.07 and identified in the related Addition Notice, and (b) becomes part of the Loan Pool.

"Substitute Loan Qualification Conditions" means, with respect to any Substitute Loan being transferred to the Issuer pursuant to Section 2.04 and/or Section 2.07, the accuracy of each of the following statements as of the related Cut-Off Date for such Loan:

         (a) the current weighted average Loan Rate on such Substitute Loan is equal to or greater than the current weighted average Loan Rate on the Loan identified on the related Addition Notice as the Loan to be released by the Issuer to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

         (b) the then current weighted average gross interest rate (i.e., the sum of Loan Rate and any deferred interest that will be deferred) of the Substitute Loan shall be not less than ninety percent (90%) (or, if the Loan to be replaced was not an Initial Loan, one hundred percent (100%)) of the then current weighted average gross interest rate on the Loan identified on the related Addition Notice as the Loan to be released by the Issuer to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

         (c) the Outstanding Loan Balance of such Substitute Loan is equal to or greater than that of the Loan identified on the related Addition Notice as the Loan to be released by the Issuer to the Trust Depositor and reconveyed to the Originator in exchange for such Substitute Loan;

         (d) after giving effect to such substitution, the Legal Final Maturity Date will not be extended;

         (e) the Eligible Loan Rating of the Substitute Loan is equal to or greater than the Loan being replaced;

         (f) after giving effect to such substitution, there will be no material change in the Loan Pool;

         (g) the weighted average life of the Substitute Loan is similar to the Loan being replaced;

         (h) the frequency of payment of the Substitute Loan is less than or equal to the Loan being replaced; and

         (i) the Collateral securing the Substitute Loan is similar to the Collateral securing the Loan being replaced.

"Substitution Event" shall have occurred if a Loan then held by the Issuer and identified in the related Addition Notice is either (a) a Prepaid Loan, (b) a Charged-Off Loan, (c) a Loan that has a covenant default, (d) a Delinquent Loan,
(e) a Loan that becomes subject to a Material Modification, or (f) the subject of a breach of a representation or warranty under this Agreement or other provision, which breach or other provision, in the absence of a substitution of a Substitute Loan for such Loan pursuant to Section 2.04, would require the payment of a Transfer

Deposit Amount to the Issuer in respect of such Loan pursuant to Section 11.01; provided, that, no Substitution Event shall be deemed to occur under clauses
(a)-(d) to the extent Loans having an initial aggregate Outstanding Loan Balance of 20% or greater of the Initial Aggregate Outstanding Loan Balance have previously been substituted under such clauses pursuant to Section 2.04 or substituted or repurchased under such clauses pursuant to Section 2.07; provided, further, that, of the 20% limit described in the preceding proviso, no Substitution Event with respect to Prepaid Loans shall be permitted to the extent that Prepaid Loans having an initial aggregate Outstanding Loan Balance of 10% or greater of the Initial Aggregate Outstanding Loan Balance have previously been substituted pursuant to Sections 2.04 or 2.07.

"Successor Backup Servicer" shall have the meaning given to such term in subsection 8.10(a).

"Successor Servicer" shall have the meaning given to such term in subsection 8.02(b).

"Swap" shall have the meaning given to such term in the Indenture.

"Swap Breakage Costs" means, for any Swap Transaction, any amount (other than Net Trust Swap Payments) payable by the Issuer for the early termination of that Swap Transaction or any portion thereof.

"Swap Breakage Receipts" means, for any Swap Transaction, any amount (other than Net Trust Swap Receipts) payable to the Issuer for the early termination of that Swap Transaction or any portion thereof.

"Swap Prime Rate" means a rate equal to "USD-PRIME-H.15" (as defined in the definitions published by the International Swaps and Derivatives Association, Inc.), such rate to change as and when such designated rate changes.

"Swap Transaction" means each interest rate swap transaction between the Issuer and a Swap Counterparty that is governed by a Swap.

"Tape" shall have the meaning given to such term in subsection 5.15(b)(ii).

"Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

"Traditional Revolving Loans" means a Loan that is a revolving line of credit with a commitment that does not vary over the life of the Loan.

"Transaction Documents" means this Agreement, the Indenture, the Trust Agreement, the Loan Sale Agreement, the Purchase Agreement, any Subsequent Transfer Agreement, any Subsequent Purchase Agreement, any Swap, and any documents or agreements executed in connection with the forgoing, as the forgoing documents and agreements are amended, modified, restated, replaced, substituted, waived, supplemented or extended from time to time.

"Transfer and Servicing Agreements" means collectively this Agreement and the Loan Sale Agreement.

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

"Transfer Date" means each date on which the Trust Depositor transfers Loans, or portions thereof, to the Issuer.

"Transfer Deposit Amount" means, with respect to each Ineligible Loan or Substitute Loan, on any date of determination, the sum of the Outstanding Loan Balance of such Loan, together with accrued interest thereon through such date of determination at the Loan Rate provided for thereunder, and any outstanding Scheduled Payment Advances thereon that have not been waived by the Servicer entitled thereto.

"Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) including, without limitation, the Reserve Fund Initial Balance, and all proceeds of the foregoing.

"Trust Accounts" means, collectively, the Principal and Interest Account (including the Principal Collection Account and Interest Collection Account), the Reserve Fund, the Note Distribution Account and the Certificate Distribution Account, the Hedge Counterparty Collateral Account (if applicable), or any of them.

"Trust Agreement" means the Trust Agreement, dated as of the date hereof, between the Trust Depositor and the Owner Trustee.

"Trust Depositor" shall have the meaning given to such term in the Preamble.

"Trust Estate" shall have the meaning given to such term in the Trust Agreement.

"Trustees" means the Owner Trustee and the Indenture Trustee, or any of them individually as the context may require.

"UCC" means the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

"Underlying Custodial Agreement" means, with respect to each Loan to an SPE Obligor, that certain custodial agreement entered into among the Originator and a collateral custodian under which such collateral custodian agrees to hold certain underlying loan documents or other collateral of the Pooled Debtors with respect to such Loan for the benefit of the Originator and its assignees.

"Underlying Custodian" means the party acting as collateral custodian under a Custodial Agreement.

"Underlying Note" means the one or more promissory notes executed by an Obligor evidencing a Loan.

"United States" means the United States of America.

"Unreimbursed Scheduled Payment Advances" means, at any time, the amount of all previous Scheduled Payment Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Sections 7.03 or 7.05, the Servicer has determined in its sole discretion that the same are Uncollectible Scheduled Payment Advances, and with respect to which the Servicer has given a written certification to such effect to each Trustee.

"USD-LIBOR-Reference Banks" shall have the meaning given to such term in subsection 7.06(a).

         SECTION 1.02      Usage of Terms.

         With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.03      Section References.

         All Section references (including references to the Preamble), unless otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.

         SECTION 1.04      Calculations.

         Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360 day year and the actual days elapsed in the relevant period and will be carried out to at least three decimal places.

         SECTION 1.05      Accounting Terms.

         All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II

                ESTABLISHMENT OF ISSUER; TRANSFER OF LOAN ASSETS

         SECTION 2.01      CREATION AND FUNDING OF ISSUER; TRANSFER OF LOAN
                           ASSETS.

         (a) The Issuer shall be created pursuant to the terms and conditions of the Trust Agreement, upon the execution and delivery of the Trust Agreement and the filing by the Owner Trustee of an appropriately completed Certificate of Trust (as defined in the Trust Agreement) under the Business Trust Statute. The Trust Depositor, as settlor of the Issuer, shall fund and convey assets to the Issuer pursuant to the terms and provisions hereof. The Issuer shall be administered pursuant to the provisions of this Agreement and the Trust Agreement for the benefit of the Securityholders and the Swap Counterparties. The Owner Trustee is hereby specifically recognized by the parties hereto as empowered to conduct business dealings on behalf of the Issuer in accordance with the terms hereof and of the Trust Agreement. The

Servicer is hereby specifically recognized by the parties hereto as empowered to act on behalf of the Issuer and the Owner Trustee in accordance with subsections 5.02(e) and (h) hereof.

         (b) Subject to and upon the terms and conditions set forth herein, the Trust Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer, for a purchase price consisting of $224,353,202.70 in cash (less placement expenses and certain other expenses associated with the initial offer and sale of the Notes the proceeds of which represent the consideration paid by the Issuer herein), the Class C Notes, the Class D Notes and the Certificate, all the right, title and interest of the Trust Depositor in and to the following, including but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, tangible chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to the following (the Trust Depositor's interest in items (i)-(vi) below, being collectively referred to herein as the "Loan Assets"):

                  (i) the Initial Loans, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the Initial Cut-Off Date and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the Initial Cut-Off Date, but not including the Retained Interest or Interest Collections received prior to the Initial Cut-Off Date;

                  (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans;

                  (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

                  (iv) the Trust Accounts, each Obligor Lock-Box, each Obligor Lock-Box Account, the Lock-Box, the Lock-Box Account, and together with all cash and investments in each of the foregoing;

                  (v) all collections and records (including computer records) with respect to the foregoing;

                  (vi)     all documents relating to the Loan Files; and

                  (vii) all income, payments, proceeds and other benefits of any and all of the foregoing.

         (c) The Originator and the Trust Depositor acknowledge that the representations and warranties of the Trust Depositor in Sections 3.01, 3.02, 3.03, 3.04 and 3.05 will run to and be for the benefit of the Issuer, the Trustees and the Swap Counterparties, and the Issuer and the Trustees may enforce, directly without joinder of Trust Depositor, the repurchase obligations of the Originator with respect to breaches of such representations and warranties as set forth herein and in Section 11.01.

         (d) The sale, transfer, assignment, set-over and conveyance of the Loan Assets by the Trust Depositor to the Issuer pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor or the Issuer of any obligation of the Originator in connection with the Loan Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor, if any, not financed by the Originator, or (1) any taxes, fees, or other charges imposed by any Governmental Authority and (2) any insurance premiums that remain owing with respect to any Loan at the time such Loan is sold hereunder. The Trust Depositor also hereby assigns to the Issuer all of the Trust Depositor's right, title and interest (but none of its obligations) under the Loan Sale Agreement, including but not limited to the Trust Depositor's right to exercise the remedies created by the Loan Sale Agreement.

         (e) The Originator, Trust Depositor and Issuer intend and agree that (i) the transfer of the Loan Assets to the Trust Depositor and the transfer of the Loan Assets to the Issuer are intended to be a sale, conveyance and transfer of ownership of the Loan Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Loan Assets shall not be part of the Originator's or the Trust Depositor's estate in the event of a filing of a bankruptcy petition or other action by or against such Person under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be of a mere security interest to secure indebtedness, the Originator shall be deemed to have granted the Trust Depositor and the Trust Depositor shall be deemed to have granted the Issuer, as the case may be, a perfected first priority security interest in such Loan Assets respectively and this Agreement shall constitute a security agreement under Requirements of Law, securing the repayment of the purchase price paid hereunder, the obligations and/or interests represented by the Securities and the obligations of the Issuer under the Swap Transactions and the Swaps, in the order and priorities, and subject to the other terms and conditions of, this Agreement, the Indenture, the Trust Agreement and the Swaps, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

         (f) If any such transfer of the Loan Assets is deemed to be the mere granting of a security interest to secure a borrowing, the Trust Depositor may, to secure the Trust Depositor's own borrowing under this Agreement (to the extent that the transfer of the Loan Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (1) all or a portion of the Loan Assets pledged to Trust Depositor by the Originator and with respect to which the Trust Depositor has not released its security interest at the time of such pledge and assignment, and (2) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under any agreement with the Originator, and without further notice to or acknowledgment from the Originator. The Originator waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by this Agreement.

         SECTION 2.02      CONDITIONS TO TRANSFER OF LOAN ASSETS TO ISSUER.

         On or before the Closing Date, the Originator or the Trust Depositor, as applicable, shall deliver or cause to be delivered to the Owner Trustee and Indenture Trustee each of the documents, certificates and other items as follows:

                  (i) a certificate of an officer of the Originator substantially in the form of Exhibit C hereto;

                  (ii) copies of resolutions of the Board of Directors of the Originator, the Servicer and the member of the Trust Depositor or of the Executive Committee of the Board of Directors of the Originator, the Servicer and the member of the Trust Depositor approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Originator, the Servicer and member of the Trust Depositor;

                  (iii)    officially certified evidence dated within thirty
         (30) days of the Closing Date of due formation and good standing of the Originator under the laws of the State of Delaware;

                  (iv) the initial List of Loans, certified by an officer of the Trust Depositor, together with an Assignment substantially in the form of Exhibit A (along with the delivery of any instruments and Loan Files as required under Section 2.06);

                  (v) a certificate of an officer of the Trust Depositor substantially in the form of Exhibit B hereto;

                  (vi) a letter from Ernst & Young LLP or another nationally recognized accounting firm, addressed to the Originator and the Trust Depositor, stating that such firm has reviewed a sample of the Initial Loans and performed specific procedures for such sample with respect to certain loan terms and that identifies those Initial Loans that do not conform;

                  (vii) copies of resolutions of the Board of Directors of the Trust Depositor or of the Executive Committee of the Board of Directors of the Trust Depositor approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the Trust Depositor;

                  (viii)   officially certified, evidence dated within thirty
         (30) days of the Closing Date of due organization and good standing of the Trust Depositor under the laws of the State of Delaware;

                  (ix) evidence of proper filing with appropriate offices in the State of Delaware of UCC financing statements executed by the Originator, as debtor, naming the Trust Depositor as secured party (and the Owner Trustee as assignee) and identifying the Loan Assets as collateral; and evidence of proper filing with appropriate officer in the State of Delaware of UCC financing statements executed by the Trust Depositor, as debtor, naming the Issuer as secured party (and the Indenture Trustee as assignee) and identifying the Loan Assets as collateral; and evidence of proper filing with appropriate officers in the State of Delaware of UCC financing statements executed by the Issuer and naming the Indenture Trustee as secured party and identifying the Indenture Collateral, as collateral;

                  (x) an Officer's Certificate listing the Servicer's Servicing Officers;

                  (xi) evidence of deposit in the Principal and Interest Account of all funds received with respect to the Initial Loans on and after the Initial Cut-Off Date to the date two (2) days preceding the Closing Date, together with an Officer's Certificate from the Servicer to the effect that such amount is correct;

                  (xii) evidence of deposit in the Reserve Fund of the Reserve Fund Initial Balance by the Issuer; and

                  (xiii)   a fully executed copy of the Transaction Documents.

         SECTION 2.03      ACCEPTANCE BY OWNER TRUSTEE.

         On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Issuer shall issue to, or upon the order of, the Trust Depositor the Certificate representing ownership of a beneficial interest in 100% of the Issuer and the Issuer shall issue, and the Indenture Trustee shall authenticate, to, or upon the order of, the Trust Depositor the Notes secured by the Indenture Collateral. The Owner Trustee hereby acknowledges its acceptance, on behalf of the Issuer, of the Loan Assets, and declares that it shall maintain such right, title and interest in accordance with the terms of this Agreement and the Trust Agreement upon the trust herein and therein set forth.

         SECTION 2.04      Conveyance of Substitute Loans.

         (a) Subject to subsections 2.01(d) and (e) and the satisfaction of the conditions set forth in subsection 2.04(c), at the option of the Trust Depositor, the Originator may at its option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit J hereto), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase through cash payment or by exchange of one or more related Loans released by the Issuer to the Trust Depositor on the Subsequent Transfer Date), all the right, title and interest of the Originator in and to the following, including but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, tangible chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to the following (the Originator's interest in property in clauses (i)-(vi) below, upon such transfer, becoming part of the "Loan Assets"):

                  (i) the Substitute Loans listed in the related Addition Notice, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the related Subsequent Cut-Off Dates and all Liquidation Proceeds and recoveries thereon, in each case as they arise after the related Subsequent Cut-Off Dates, but not including the Retained Interest or Interest Collections received prior to the Subsequent Cut-Off Date;

                  (ii) all security interests and liens and Collateral subject thereto from time to time purporting to secure payment by Obligors under such Loans;

                  (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

                  (iv) the Trust Accounts, each Obligor Lock-Box, each Obligor Lock-Box Account, the Lock-Box, the Lock-Box Account, and together with all cash and investments in each of the foregoing;

                  (v) all collections and records (including computer records) with respect to the foregoing;

                  (vi)     all documents relating to the Loan Files; and

                  (vii) all income, payments, proceeds and other benefits of any and all of the foregoing.

         (b) Subject to subsections 2.01(d) and (e) and the conditions set forth in subsection 2.04(c), the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Substitute Loans purchased pursuant to subsection 2.04(a), and (ii) all other rights and property interests consisting of Loan Assets related to such Substitute Loans (the property in clauses (i) -
(ii) above, upon such transfer, becoming part of the "Loan Assets").

         (c) The Originator shall transfer to the Trust Depositor and the Trust Depositor shall transfer to the Issuer the Substitute Loans and the other property and rights related thereto described in subsection 2.04(a) only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date (and the delivery of a related Addition Notice by the Trust Depositor shall be deemed a representation and warranty by the Trust Depositor and of the Originator that such conditions have been or will be, as of the related Subsequent Transfer Date, satisfied):

                  (i) the Trust Depositor shall have provided the Owner Trustee and the Indenture Trustee with a timely Addition Notice complying with the definition thereof contained herein, which Addition Notice shall in any event be no later than ten (10) Business Days prior to the date of addition;

                  (ii) there shall have occurred, with respect to each such Substitute Loan, a corresponding Substitution Event with respect to one or more Loans then in the Loan Pool;

                  (iii) the Substitute Loan(s) being conveyed to the Issuer satisfy the Substitute Loan Qualification Conditions;

                  (iv) the Originator shall have delivered to the Trust Depositor a duly executed written assignment in substantially the form of Exhibit J hereto (the "Subsequent Purchase Agreement"), which shall include a Subsequent List of Loans listing the Substitute Loans;

                  (v) the Trust Depositor shall have delivered to the Issuer a duly executed written assignment (including an acceptance by the Owner Trustee) in substantially the form of Exhibit I hereto (the "Subsequent Transfer Agreement"), which shall include a Subsequent List of Loans listing the Substitute Loans;

                  (vi) the Trust Depositor shall have deposited or caused to be deposited in the Principal and Interest Account all Principal Collections and Interest Collections received with respect to the Substitute Loans on and after the related Subsequent Cut-Off Date;

                  (vii) each of the representations and warranties made by the Trust Depositor pursuant to Sections 3.02, 3.03(i), (ii) and (iv), 3.04, and 3.05 applicable to the Substitute Loans (including without limitation that each such Substitute Loan is an Eligible Loan) shall be true and correct as of the related Subsequent Transfer Date; provided, however, that, (a) with respect to the representation and warranty made by the Trust Depositor in subsection 3.05(a), such representation and warranty shall only apply to a Loan that is being substituted for a Loan that is not an Eligible Loan and (b) with respect to the representations and warranties made by the Trust Depositor in subsections 3.03(iv) and 3.05, such representations and warranties shall be determined based upon the Outstanding Loan Balances of the Substitute Loans as of the applicable Subsequent Transfer Date over the Initial Aggregate Outstanding Loan Balance;

                  (viii) the Originator shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its Computer Records that ownership of the Substitute Loans identified on the Subsequent List of Loans in the Subsequent Transfer Agreement has been sold to the Issuer through the Trust Depositor pursuant to this Agreement; and

                  (ix) prior to such substitution the Originator has received written confirmation from the Rating Agencies (which shall respond to the Originator within fifteen (15) Business Days after receiving written notice from the Originator of its intention to substitute a Loan) that the proposed substitution will not result in a reduction or withdrawal of the rating on the Class A Notes, Class B Notes or, if applicable, the Class C Notes; provided, however, that any failure by each of the Rating Agencies to respond to the Originator shall be deemed a non-approval by the Rating Agencies; provided, further, however, with respect to the substitution of a Prepaid Loan, only notice to, not confirmation from, Fitch shall be required.

         SECTION 2.05      Release of Released Amounts.

         (a) The parties hereto acknowledge and agree that the Issuer has no interest in the Retained Interest and Released Amounts. The Indenture Trustee hereby agrees to release to the

Issuer from the Loan Assets, and the Issuer hereby agrees to release to the Trust Depositor, an amount equal to the Released Amounts immediately upon identification thereof and upon receipt of an Officer's Certificate of the Servicer, which release shall be automatic and shall require no further act by the Indenture Trustee or the Issuer; provided, that, the Indenture Trustee and Owner Trustee shall execute and deliver such instruments of release and assignment or other documents, or otherwise confirm the foregoing release, as may reasonably be requested by the Trust Depositor in writing. Such Released Amounts shall not constitute and shall not be included in the Loan Assets.

         (b) Immediately upon the release to the Trust Depositor by the Indenture Trustee of the Released Amounts, the Trust Depositor hereby irrevocably agrees to release to the Originator such Released Amounts, which release shall be automatic and shall require no further act by the Trust Depositor; provided, that, the Trust Depositor shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Released Amounts, as may be reasonably requested by the Originator.

         SECTION 2.06 DELIVERY OF DOCUMENTS IN THE LOAN FILE; RECORDING OF ASSIGNMENTS OF MORTGAGE.

         (a) Subject to the delivery requirements set forth in subsection 2.06(b), the Issuer hereby authorizes and directs the Originator and the Trust Depositor to deliver possession of all the Loan Files to the Indenture Trustee (with copies to be held by the Servicer) on behalf of and for the account of the Securityholders and the Swap Counterparties. The Originator and the Trust Depositor shall also identify on the List of Loans (including any deemed amendment thereof associated with any Substitute Loans), whether by attached schedule or marking or other effective identifying designation, all Loans that are or are evidenced by such instruments.

         (b) With respect to each Loan in the Loan Pool on or before the related Transfer Date, the Trust Depositor will deliver or cause to be delivered to the Indenture Trustee, to the extent not previously delivered, each of the documents in the Loan File with respect to such Loan, except that (i) the original recorded Mortgage, in those instances where a copy thereof certified by the Originator was delivered to the Indenture Trustee, will be delivered or caused to be delivered within ten (10) Business Days after receipt thereof, and in any event within one (1) year after the related Transfer Date, and (ii) any intervening Assignments of Mortgage, in those instances where copies thereof certified by the Originator were delivered to the Indenture Trustee, will be delivered or caused to be delivered within ten (10) Business Days after the receipt thereof, and in any event, within one (1) year of the related Transfer Date. Notwithstanding the foregoing in clauses (i) and (ii) of this subsection 2.06(b), in those instances where the public recording office retains the original Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Trust Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         (c) Prior to the occurrence of an Event of Default or a Servicer Default, the Indenture Trustee shall not record the Assignments of Mortgage delivered pursuant to subsection 2.06(b). Upon the occurrence of an Event of Default or a Servicer Default, the Indenture Trustee shall cause to be recorded in the appropriate offices each Assignment of Mortgage delivered to it. Each such recording shall be at the expense of the Servicer; provided, however, to the extent the Servicer does not pay such expense then the Indenture Trustee shall be reimbursed pursuant to the provisions of Section 7.05.

         SECTION 2.07 OPTIONAL PURCHASE OR SUBSTITUTION BY THE SERVICER FOR PREPAID OR CHARGED-OFF LOANS.

         The Servicer shall have the right, but not the obligation, to purchase, or substitute for, any Prepaid Loan, Charged-Off Loan, Delinquent Loan or a Loan that has a material covenant default, subject to the limitations set forth in this Section 2.07. In the case of a purchase, the Servicer shall deposit in the Principal and Interest Account, on the next succeeding Determination Date, an amount equal to the Transfer Deposit Amount for such Loan (or applicable portion thereof) as of the date of such purchase. In the case of a substitution, the Servicer shall deliver to the Issuer one or more Substitute Loans satisfying the Substitute Loan Qualification Conditions. Any such substitution shall be made in accordance with the provisions of Section 2.04. On the date of such substitution, the Servicer shall deliver to the Indenture Trustee a certificate stating that such Loan satisfies each of the Substitute Loan Qualification Conditions. The Servicer, the Issuer and the Indenture Trustee shall execute and deliver such instruments, consents or other documents and perform all acts reasonably requested by the Servicer in order to effect the transfer and release of any of the Issuer's interests in the Loans that are being purchased or substituted. In no event, however, may the initial aggregate Outstanding Loan Balance of (i) Prepaid Loans, Charged-Off Loans, Delinquent Loans and Loans that have a material covenant default purchased or substituted for pursuant to this
Section 2.07, and (ii) Prepaid Loans, Charged-Off Loans, Delinquent Loans and Loans that have a material covenant default substituted pursuant to Section 2.04 exceed 20% of the Initial Aggregate Outstanding Loan Balance; provided, however, that, of the 20% limit described in the preceding clause, no Substitution Event with respect to Prepaid Loans shall be permitted to the extent that Prepaid Loans having an initial aggregate Outstanding Loan Balance of 10% or greater of the Initial Aggregate Outstanding Loan Balance have previously been substituted pursuant to Sections 2.04 or 2.07.

         SECTION 2.08 CERTIFICATION BY INDENTURE TRUSTEE; POSSESSION OF LOAN FILES.

         (a) On or prior to the applicable Transfer Date, the Indenture Trustee shall review the portion of the Loan File required to be delivered pursuant to subsection 2.06(b) on the applicable Transfer Date and shall deliver to the Originator, the Trust Depositor, each Swap Counterparty and the Servicer a certification in the form attached hereto as Exhibit L-1 on or prior to such Transfer Date. Within two (2) Business Days after the Indenture Trustee receives the portion of the Loan File permitted to be delivered after the applicable Transfer Date pursuant to subsection 2.06(b), the Indenture Trustee shall deliver to the Originator, the Trust Depositor, each Swap Counterparty and the Servicer a certification in the form attached hereto as Exhibit L-1. Within 360 days after each Transfer Date (or, with respect to any Substitute Loan, within 360 days after the assignment thereof), the Indenture Trustee shall deliver to the Originator, the Servicer, the Trust Depositor, each Swap Counterparty and any Noteholder who requests a copy from the Indenture Trustee a final certification in the form attached hereto as Exhibit L-2 evidencing the

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completeness of the Loan Files with respect to the Loans being transferred on such Transfer Date.

         (b) If the Indenture Trustee during the process of reviewing the Loan Files finds any document constituting a part of a Loan File which is not properly executed, has not been received, is unrelated to a Loan identified in the List of Loans, or does not conform in a material respect to the requirements of the definition of Loan File, or the description thereof as set forth in the List of Loans, the Indenture Trustee shall promptly so notify the Originator, the Trust Depositor and the Servicer. In performing any such review, the Indenture Trustee may conclusively rely on the Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the Loan Files is limited solely to confirming that the documents listed in the definition of Loan File have been executed and received and relate to the Loans identified in the List of Loans; provided, however, with respect to the UCC financing statements referenced in clause (i) of the definition of Loan File, the Indenture Trustee's sole responsibility will be to confirm that the Loan File contains UCC financing statements and not to make determinations about the materiality of such UCC financing statements. The Originator agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Loan File of which it is so notified by the Indenture Trustee. If, however, within thirty (30) days after the Indenture Trustee's notice to it respecting such material defect the Originator has not remedied the defect and such defect materially and adversely affects the value of the related Loan, such Loan will be treated as an "Ineligible Loan" and the Originator will (i) substitute in lieu of such Loan a Substitute Loan in the manner and subject to the conditions set forth in Section
11.01 or (ii) repurchase such Loan at a purchase price equal to the Transfer Deposit Amount, which purchase price shall be deposited in the Principal and Interest Account within such thirty (30) day period.

         (c) Release of Entire Loan File Upon Substitution. Subject to subsection 5.08(a), upon receipt by the Indenture Trustee of a certification of a Servicing Officer of the Servicer of such substitution or of such purchase and the deposit of the amounts described in subsection 2.08(b) in the Principal and Interest Account (which certification shall be in the form of Exhibit M hereto), the Indenture Trustee shall release to the Servicer for release to the Originator the related Loan File and the Indenture Trustee and the Issuer shall execute, without recourse, and deliver such instruments of transfer necessary to transfer all right, title and interest in such Loan to the Originator free and clear of any Liens created by the Transaction Documents. All costs of any such transfer shall be borne by the Servicer.

         (d) Partial Release of Loan File and/or Collateral. Subject to subsection 5.08(b), if in connection with taking any action in connection with a Loan (including, without limitation, the amendment to documents in the Loan File and/or a revision to Collateral) the Servicer requires any item constituting part of the Loan File, or the release from the lien of the related Loan of all or part of any Collateral, the Servicer shall deliver to the Indenture Trustee a certificate to such effect in the form attached as Exhibit M hereto. Subject to subsection 5.08(d), upon receipt of such certification, the Indenture Trustee shall deliver to the Servicer within two (2) Business Days of such request (if such request was received by 2:00 p.m., central time), the requested documentation, and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Collateral from the lien of the related Loan and/or the Lien under the Transaction Documents.

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

         (e) Annual Certification. On the Remittance Date in March of each year, commencing March 2003, the Indenture Trustee shall deliver to the Originator, the Trust Depositor, each Swap Counterparty and the Servicer a certification detailing all transactions with respect to the Loans for which the Indenture Trustee holds the Loan Files pursuant to this Agreement during the prior calendar year. Such certification shall list all Loan Files which were released by or returned to the Indenture Trustee during the prior calendar year, the date of such release or return and the reason for such release or return.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Trust Depositor makes, and upon execution of each Subsequent Purchase Agreement is deemed to make, the following representations and warranties in Sections 3.01, 3.02, 3.03, 3.04 and 3.05, on which the Issuer will rely in purchasing the Loan Assets on the Closing Date (and on any Subsequent Transfer Date), and on which the Securityholders and the Swap Counterparties will rely.

         Such representations and warranties are given as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Loan Assets to the Issuer. The repurchase obligation or substitution obligation of the Trust Depositor set forth in Section 11.01 constitutes the sole remedy available for a breach of a representation or warranty of the Trust Depositor set forth in Sections 3.01, 3.02, 3.03, 3.04 or 3.05 of this Agreement. Except as otherwise provided in subsection 2.04(c)(vii), the Trust Depositor shall not be deemed to be remaking any of the representations set forth in Section 3.03 on a Subsequent Transfer Date with respect to the Substitute Loans, as such representations relate solely to the composition of the Initial Loans conveyed on the Closing Date.

         SECTION 3.01 REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR.

         By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Issuer, the Indenture Trustee, the Securityholders and the Swap Counterparties that:

         (a) Organization and Good Standing. The Trust Depositor is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Trust Depositor or the Issuer.

         (b) Authorization; Valid Sale; Binding Obligations. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this

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

Agreement and the other Transaction Documents to which it is a party, and to create the Issuer and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Issuer to be created. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of or grant a security interest in the Loan Assets from the Trust Depositor to the Issuer, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

         (c) No Consent Required. The Trust Depositor is not required to obtain the consent of any other party (other than those that it has already obtained) or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority (other than those that it has already obtained) in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

         (d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any Requirement of Law applicable to the Trust Depositor, or conflict with, result in a default under or constitute a breach of the Trust Depositor's organizational documents or Contractual Obligations to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any Lien of any kind upon any of its properties pursuant to the terms of any such Contractual Obligations, other than as contemplated by the Transaction Documents.

         (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) that, if adversely determined, would in the reasonable judgment of the Trust Depositor be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Issuer or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate or Notes.

         (f) Solvency. The Trust Depositor, at the time of and after giving effect to each conveyance of Loan Assets hereunder, is Solvent on and as of the date thereof.

         (g) Taxes. The Trust Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has put all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Trust Depositor); no tax lien has been filed and, to the Trust Depositor's knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

         (h) Place of Business; No Changes. The Trust Depositor's location (within the meaning of Article 9 of the UCC) is as set forth in Section 13.04. The Trust Depositor has not changed its name, whether by amendment of its certificate of formation, by reorganization or otherwise, and has not changed its location within the four (4) months preceding the Closing Date.

         (i) Not an Investment Company. The Trust Depositor is not required to register as an "investment company" under the 40 Act.

         (j) Sale Treatment. Other than for tax and accounting purposes, the Trust Depositor has treated the transfer of Loan Assets to the Trust Depositor for all purposes as a sale and purchase on all of its relevant books and records and other applicable documents.

         (k)      Security Interest.

                  (i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loan Assets in favor of the Issuer, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Trust Depositor;

                  (ii) such Loans, along with the related Loan Files, constitute either a "general intangible," an "instrument," an "account," "investment property," or "chattel paper," within the meaning of the applicable UCC;

                  (iii) the Issuer owns and has good and marketable title to such Loan Assets free and clear of any Lien (other than Permitted Liens), claim or encumbrance of any Person;

                  (iv) the Trust Depositor has received all consents and approvals required by the terms of the Loan Assets to the sale of the Loan Assets hereunder to the Issuer;

                  (v) the Trust Depositor has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Loan Assets granted to the Issuer under this Agreement;

                  (vi) other than the security interest granted to the Issuer pursuant to this Agreement, the Trust Depositor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Loan Assets. The Trust Depositor has not authorized the filing of and is not aware of any financing statements against the Trust Depositor that include a description of collateral covering such Loan Assets other than

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

         any financing statement (A) relating to the security interest granted to the Trust Depositor under the Loan Sale Agreement, or (B) that has been terminated. The Trust Depositor is not aware of the filing of any judgment or tax lien filings against the Trust Depositor;

                  (vii) all original executed copies of each Underlying Note that constitute or evidence the Loan Assets have been delivered to the Indenture Trustee;

                  (viii) the Trust Depositor has received a written acknowledgment from the Indenture Trustee that the Indenture Trustee or its bailee is holding the Underlying Notes that constitute or evidence the Loan Assets solely on behalf of and for the benefit of the Securityholders and the Swap Counterparties; and

                  (ix) none of the Underlying Notes that constitute or evidence the Loan Assets has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

         (l) Value Given. The cash payments received by the Trust Depositor in respect of the purchase price of each Loan sold hereunder constitutes the face value of such Loan and the reasonably equivalent value in consideration for the transfer to the Issuer of such Loan under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Originator to the Trust Depositor, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

         (m) Investment Company. The Issuer is not required to be registered as an "investment company" within the meaning of the 40 Act.

         (n) No Defaults. The Trust Depositor is in not default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Trust Depositor or its respective properties or might have consequences that would materially and adversely affect its performance hereunder.

         (o) Bulk Transfer Laws. The transfer, assignment and conveyance of the Loans by the Trust Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         (p) Origination and Collection Practices. The origination and collection practices used with respect to each Loan have been in all material respects legal, proper and prudent and comply with the Credit and Collection Policy.

         (q) Adequacy of Consideration. The Trust Depositor will receive fair consideration and reasonably equivalent value in exchange for the sale of the Loans.

         (r) Lack of Intent to Hinder, Delay or Defraud. Neither the Trust Depositor nor any of its Affiliates sold, or will sell, any interest in any Loan with any intent to hinder, delay or defraud any of their respective creditors.

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

         (s) Nonconsolidation. The Trust Depositor conducts its affairs such that the Issuer would not be substantively consolidated in the estate of the Trust Depositor and their respective separate existences would not be disregarded in the event of the Trust Depositor's bankruptcy.

         (t) Accuracy of Information. All written factual information heretofore furnished by the Trust Depositor for purposes of or in connection with this Agreement or the other Transaction Documents to which Trust Depositor is a party, or any transaction contemplated hereby or thereby is, and all such written factual information hereafter furnished by the Trust Depositor to any such party will be, true and accurate in every material respect, on the date such information is stated or certified.

The representations and warranties set forth in subsection 3.01(k) may not be waived by any Person and shall survive the termination of this Agreement.

         SECTION 3.02 REPRESENTATIONS AND WARRANTIES REGARDING EACH LOAN AND AS TO CERTAIN LOANS IN THE AGGREGATE.

         The Trust Depositor represents and warrants (x) with respect to subsections 3.02(a), (b), (d) and (e) as to each Loan as of the execution and delivery of this Agreement and on the Closing Date, and as of each Subsequent Transfer Date with respect to each Substitute Loan, and (y) with respect to subsection 3.02(c), as to the Loan Pool in the aggregate as of the Initial Cut-Off Date, and as of each Subsequent Transfer Date with respect to Substitute Loans (after giving effect to the addition of such Substitute Loans to the Loan
Pool), that:

         (a) List of Loans. The information set forth in the List of Loans attached hereto as Exhibit G (as the same may be amended or deemed amended in respect of a conveyance of Substitute Loans on a Subsequent Transfer Date) is true, complete and correct as of the applicable Cut-Off Date.

         (b) Eligible Loan. Such Loan satisfies the criteria for the definition of Eligible Loan set forth in this Agreement as of the date of its conveyance hereunder.

         (c) Loans Secured by Real Property. Less than 26.3% of the Aggregate Outstanding Loan Balance of the Loan Pool as of the Initial Cut-Off Date consists of Loans principally secured by real property, and less than 50% of the Aggregate Outstanding Loan Balance of the Loan Pool as of each Subsequent Transfer Date shall consist of Loans principally secured by real property.

         (d) Intercreditor Provisions. With respect to each Loan where a portion of such Loan is or may be held by the Originator or another Person, such Loan contains provisions substantially to the effect of Section 13.15 or will be amended to contain such provisions prior to any portion of such Loan being held by a Person other than the Originator.

         (e) Underlying Custodial Agreements. With respect to each Loan to an SPE Obligor, the underlying loan documents and other collateral pledged by the Pooled Debtors is held by an Underlying Custodian for the benefit of the Originator and its assignees. The Originator's rights under each such Underlying Custodial Agreement are fully assignable and have been assigned by it to the Trust Depositor, and assigned by the Trust Depositor to the Issuer in connection with the transfer of the Loan Assets; provided, however, with respect to the Loans to CIG International, LLC, Cadlerock and Preferred Equities Corporation, such Loans shall satisfy this subsection 3.02(e) within seventy-five (75) days of the Closing Date.

         SECTION 3.03 REPRESENTATIONS AND WARRANTIES REGARDING THE INITIAL LOANS IN THE AGGREGATE.

         The Trust Depositor represents and warrants, on the Closing Date, that as of the Initial Cut-Off Date, the Initial Loans have the following additional characteristics: (i) no Loan has a remaining maturity of more than 121 months;
(ii) the date of the final Scheduled Payment on the Loan with the latest maturity is not later than January 30, 2011; (iii) no Loan was originated after the Initial Cut-Off Date; and (iv) none of the Initial Loans provide for Scheduled Payments due on a basis other than monthly or quarterly, with the exception of one (1) Loan, representing approximately 2.5% of the Loans by the Initial Aggregate Outstanding Loan Balance, which pays semi-annually.

         SECTION 3.04      REPRESENTATIONS AND WARRANTIES REGARDING THE LOAN
                           FILES.

         The Trust Depositor represents and warrants on the Closing Date with respect to the Initial Loans (or as of the Subsequent Transfer Date, with respect to Substitute Loans), that (i) to the extent any such Loans were pledged under the CP Transaction, immediately prior to such date (as applicable), the Originator and/or a collateral custodian under the CP Transactions had possession of each original Underlying Note and the related complete Loan File, and there were no other custodial agreements relating to the same in effect and
(ii) except as otherwise provided in Section 2.06, the complete Loan File for each Loan is in the possession of the Indenture Trustee.

         SECTION 3.05 REPRESENTATIONS AND WARRANTIES REGARDING CONCENTRATIONS OF INITIAL LOANS.

         The Trust Depositor represents and warrants on the Closing Date, as to the composition of the Initial Loans in the Loan Pool as of the Initial Cut-Off Date, that:

         (a) the sum of the Outstanding Loan Balances of Obligors that are in the same industry (by NAICS Code) shall not exceed 11.6%;

         (b) the sum of the Outstanding Loan Balances of the ten (10 largest Obligors shall not exceed 39.8%; and

         (c) the sum of the Outstanding Loan Balances of Obligors that have their principal executive offices in the same State of the United States shall not exceed 18.0%.

         SECTION 3.06      [RESERVED].

         SECTION 3.07      REPRESENTATIONS AND WARRANTIES REGARDING THE
                           SERVICER.

         The Servicer represents and warrants to the Owner Trustee, the Indenture Trustee, the Securityholders and the Swap Counterparties that:

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

         (a) Organization and Good Standing. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the limited liability company power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Issuer. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Loans in accordance with the terms hereof and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or Issuer.

         (b) Authorization; Binding Obligations. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

         (c) No Consent Required. The Servicer is not required to obtain the consent of any other party (other than those that it has already obtained) or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority (other than those that it has already obtained) in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

         (d) No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any Requirements of Law applicable to the Servicer, or conflict with, result in a default under or constitute a breach of the Servicer's organizational documents or any Contractual Obligations to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any Lien of any kind upon any of its properties pursuant to the terms of any such Contractual Obligations, other than as contemplated by the Transaction Documents.

         (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, or any other Transaction Document to which the Servicer is a party that, if adversely determined, would in the reasonable judgment of the Servicer be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Issuer or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

         (f) Reports. All reports, certificates and other written information furnished by the Servicer with respect to the Loans are correct in all material respects.

         SECTION 3.08      REPRESENTATIONS AND WARRANTIES OF THE BACKUP
                           SERVICER.

         The Backup Servicer hereby represents and warrants to the Owner Trustee, the Indenture Trustee, the Securityholders and the Swap Counterparties, as follows:

         (a) Organization. It is a national banking association duly organized, validly existing and in good standing under the federal laws of the United States with all requisite power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Good Standing. The Backup Servicer is duly qualified to do business as a national banking association and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property and the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a material adverse effect on the interests of the Securityholders or the Swap Counterparties.

         (c) Authorization. It has the power and authority to execute and deliver this Agreement and to carry out its terms. It has duly authorized the execution, delivery and performance of this Agreement by all requisite action.

         (d) No Violations. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by it will not violate any Requirements of Law or conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, its organizational documents or any Contractual Obligations by which it or any of its property is bound or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any Contractual Obligations.

         (e) No Consent Required. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over it or any of its respective properties is required to be obtained in order for it to enter into this Agreement or perform its obligations hereunder.

         (f) Binding Obligation. This Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity).

         (g) Litigation. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against it before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in its

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

reasonable judgment) have a material adverse effect on the interests of the Securityholders or the Swap Counterparties.

                                   ARTICLE IV

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

         SECTION 4.01      CUSTODY OF LOANS.

         The contents of each Loan File shall be held in the custody of the Indenture Trustee under the Indenture for the benefit of, and as agent for, the Securityholders and the Swap Counterparties.

         SECTION 4.02      FILING.

         On or prior to the Closing Date, the Originator, Trust Depositor and Servicer shall cause the UCC financing statement(s) referred to in subsection 2.02(ix) hereof to be filed, and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee (acting at the direction of the Majority Noteholders or any Swap Counterparty) may reasonably request to perfect and protect the Indenture Trustee's first priority perfected security interest in the Loan Assets against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. Notwithstanding the obligations of the Originator, Trust Depositor and Servicer set forth in the preceding sentence, the Originator, Trust Depositor and Servicer hereby authorize the Owner Trustee to prepare and file, at the expense of the Servicer, UCC financing statements (including but not limited to renewal, continuation or in lieu statements) and amendments or supplements thereto or other instruments as the Owner Trustee may from time to time deem necessary or appropriate in order to perfect and maintain the security interest granted hereunder in accordance with the UCC.

         SECTION 4.03      CHANGES IN NAME, CORPORATE STRUCTURE OR LOCATION.

         (a) During the term of this Agreement, none of the Originator, the Servicer, the Trust Depositor or the Issuer shall change its name, identity, structure, existence, state of formation or location without first giving at least thirty (30) days' prior written notice to the Owner Trustee, the Indenture Trustee and each Swap Counterparty.

         (b) If any change in either the Servicer's, the Originator's or the Trust Depositor's name, identity, structure, existence, state of formation, location or other action would make any financing or continuation statement or notice of ownership interest or Lien relating to any Loan Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five (5) Business Days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Indenture Trustee's security interest in the Loan Assets and the proceeds thereof. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an

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Opinion of Counsel reasonably acceptable to the Owner Trustee and the Indenture
Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the Indenture Trustee's security interest in the Loan Assets have been filed, and reciting the details of such filing.

         SECTION 4.04      [RESERVED].

         SECTION 4.05      COSTS AND EXPENSES.

         The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustees' and Issuer's right, title and interest in and to the Loan Assets (including, without limitation, the security interest in the Collateral related thereto and the security interests provided for in the Indenture); provided, however, to the extent permitted by the Required Loan Documents, the Servicer may seek reimbursement for such costs and disbursements from the related Obligors.

         SECTION 4.06      SALE TREATMENT.

         Other than for tax and accounting purposes, the Trust Depositor shall treat the transfer of Loan Assets made hereunder for all purposes as a sale and purchase on all of its relevant books and records.

         SECTION 4.07      SEPARATENESS FROM TRUST DEPOSITOR.

         The Originator agrees to take or refrain from taking or engaging in with respect to the Trust Depositor each of the actions or activities specified in the "substantive consolidation" opinion of Patton Boggs LLP (including any certificates of the Originator attached thereto) delivered on the Closing Date, upon which the conclusions therein are based.

                                   ARTICLE V

                               SERVICING OF LOANS

         SECTION 5.01      APPOINTMENT AND ACCEPTANCE.

         CapitalSource is hereby appointed as Servicer pursuant to this Agreement. CapitalSource accepts the appointment and agrees to act as the Servicer pursuant to this Agreement.

         SECTION 5.02      DUTIES OF THE SERVICER.

         (a) The Servicer, as an independent contract servicer, shall service and administer the Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and the Credit and Collection Policy. The Servicer may enter into Subservicing Agreements for any servicing and administration of Loans with any entity provided the Rating Agency Condition is satisfied. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of

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such Subservicing Agreement and to either itself directly service the related
Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies hereunder.

         (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, so long as this Agreement shall remain effective, the Servicer shall remain obligated and primarily liable to the Indenture Trustee, for itself and on behalf of the Securityholders and the Swap Counterparties, for the servicing and administering of the Loans in accordance with the provisions of this Agreement and the Credit and Collection Policy, without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the Securityholders and the Swap Counterparties shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in subsection 5.02(d). Notwithstanding the foregoing, the Servicer shall (i) at its expense and without reimbursement, deliver to the Indenture Trustee a copy of each Subservicing Agreement and (ii) provide notice of the termination of any Subservicer within a reasonable time after such Subservicer's termination to the Indenture Trustee.

         (d) In the event the Servicer shall for any reason no longer be the Servicer, the Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Indenture Trustee, deliver to the Successor Servicer all documents and records (including computer tapes and diskettes) relating to each Subservicing Agreement and the Loans then being serviced hereunder and an accounting of amounts collected and held by it hereunder and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

         (e) Modifications and Waivers Relating to Loans. So long as it is consistent with the Credit and Collection Policy, the Servicer may waive, modify or vary any term of any Loan if in the Servicer's determination such waiver, modification or variance will not be materially adverse to the interests of the Noteholders or the Swap Counterparties; provided, however, the Servicer may not waive, modify or vary any Loan in any manner that would extend the amortization of such Loan beyond the Legal Final Maturity Date; provided, further, however, if any such Loan is amended, modified, waived or varied due to an Obligor's inability to pay principal or interest, then the Loan shall be treated as a Delinquent Loan as of the date that is sixty (60) days after such delinquent payment was first due if all delinquencies have not been cured within that sixty
(60) day period. The Servicer may execute any waivers, modifications or variances on behalf of

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

the Issuer. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Noteholders or Swap Counterparties be added to the amount owing under the related Loan. Any fees and costs imposed in connection therewith may be retained by the Servicer. Without limiting the generality of the foregoing, so long as it is consistent with the Credit and Collection Policy, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee, the Owner Trustee, each Securityholder and each Swap Counterparty, all instruments of amendment, waiver, satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Loans and with respect to any Collateral. Such authority shall include, but not be limited to, the authority to substitute or release items of Collateral consistent with the Credit and Collection Policy and sell participations or assignments in Loans previously transferred to the Issuer. In connection with any such sale, the Servicer shall deposit in the Principal and Interest Account, pursuant to subsection 7.03(b), all proceeds received upon such sale. If reasonably required by the Servicer, the Indenture Trustee, on behalf of the Issuer, shall furnish the Servicer, within five (5) Business Days of receipt of the Servicer's request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Any such request to the Indenture Trustee, on behalf of the Issuer, shall be accompanied by a certification in the form of Exhibit L attached hereto signed by a Servicing Officer. In connection with any substitution of Collateral, the Servicer shall deliver to the Indenture Trustee the items, and within the time frame, set forth in Section 2.06, assuming that the date of substitution is the relevant "Transfer Date."

         (f) The Servicer, in servicing and administering the Loans, shall, consistent with the Credit and Collection Policy, employ or cause to be employed procedures (including collection, foreclosure, Foreclosed Property and Repossessed Collateral management procedures), prudent lending standards and exercise the same care that it customarily employs and exercises in servicing and administering Loans for its own account, giving due consideration to the Noteholders' and Swap Counterparties' reliance on the Servicer.

         (g)      Swap Covenants.

                  (1) So long as any of the Notes are outstanding, if on any date either:

                           (i) the then current Aggregate Notional Amount of all Swap Transactions hedging the Fixed Rate Loans exceeds the then Outstanding Loan Balance of the Fixed Rate Loans for the corresponding Due Period by more than the Fixed Rate Permitted Excess Amount; or

                           (ii) the Aggregate Notional Amount for any future calculation period of all Swap Transactions hedging the Fixed Rate Loans exceeds the projected Outstanding Loan Balance of the Fixed Rate Loans for the corresponding Due Period by more than the Fixed Rate Permitted Excess Amount;

then, not later than 1:00 p.m. (New York City time) on the date that is the second (2nd) New York Business Day prior to the Determination Date preceding the next Remittance Date, the Servicer will notify the Indenture Trustee, the Swap Counterparties and the Rating Agencies of

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

such event and with effect on such next Remittance Date one or more of the Swap Transactions hedging the Fixed Rate Loans will be reduced or amended in accordance with the terms of the applicable Swaps so that the Aggregate Notional Amount for each calculation period of the Swap Transactions hedging the Fixed Rate Loans will not exceed the Outstanding Loan Balance of the Fixed Rate Loans at the end of the corresponding Due Period or as projected to be outstanding at the end of the corresponding Due Period.

                  (2) So long as any of the Notes are outstanding, if on any date either:

                           (i) the then current Aggregate Notional Amount of all Swap Transactions hedging the Floating Prime Rate Loans exceeds the then Outstanding Loan Balance of the Floating Prime Rate Loans for the corresponding Due Period by more than the Floating Prime Rate Permitted Excess Amount; or

                           (ii) the Aggregate Notional Amount for any future calculation period of all Swap Transactions hedging the Floating Prime Rate Loans exceeds the projected Outstanding Loan Balance of the Floating Prime Rate Loans for the corresponding Due Period by more than the Floating Prime Rate Permitted Excess Amount;

then, not later than 1:00 p.m. (New York City time) on the date that is the second (2nd) New York Business Day prior to the Determination Date preceding the next Remittance Date, the Servicer will notify the Indenture Trustee, the Swap Counterparties and the Rating Agencies of such event and with effect on such next Remittance Date one or more of the Swap Transactions hedging the Floating Prime Rate Loans will be reduced or amended in accordance with the terms of the applicable Swaps so that the Aggregate Notional Amount of the Swap Transactions hedging the Floating Prime Rate Loans will not exceed the Outstanding Loan Balance of the Floating Prime Rate Loans at the end of the corresponding Due Period or as projected to be outstanding at the end of the corresponding Due Period.

                  (3) So long as any of the Notes are outstanding, if on any date either:

                           (i) the then current Aggregate Notional Amount of all Swap Transactions under all Swaps then in effect exceeds the then Aggregate Outstanding Principal Balance; or

                           (ii) the Aggregate Notional Amount of all Swap Transactions for any future calculation period under all Swaps then in effect exceeds the projected Aggregate Outstanding Principal Balance for the corresponding Interest Accrual Period;

then, not later than 1:00 p.m. (New York City time) on the date that is the second (2nd) New York Business Day prior to the Determination Date preceding the next Remittance Date, the Servicer will notify the Indenture Trustee, the Swap Counterparties and the Rating Agencies of such event and with effect on such next Remittance Date one or more of the Swap Transactions will be reduced or amended in accordance with the terms of the applicable Swaps so that the Aggregate Notional Amount of the Swap Transactions for any future calculation period will not

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

exceed the Aggregate Outstanding Principal Balance of the Notes for the corresponding Interest Accrual Period.

         (h) In accordance with the power set forth in subsection 2.01(a), the Servicer shall perform the duties of the Issuer and the Owner Trustee under the Transaction Documents. In furtherance of the foregoing, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer and the Owner Trustee under the Transaction Documents. The Servicer shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Transaction Documents. The Servicer shall prepare for execution by the Owner Trustee or the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Transaction Documents.

         (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Transaction Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to state and federal tax and securities laws. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Issuer as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

         (j) Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, the Servicer shall be responsible for promptly (upon knowledge thereof) notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Securityholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Paying Agent pursuant to such provision.

         (k) All tax returns will be signed by the Servicer on behalf of the Issuer.

         (l) The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be reasonably accessible for inspection by the Owner Trustee and each Swap Counterparty at any time during normal business hours.

         (m) Revisions to Credit and Collection Policy. Without the prior written consent of the Majority Noteholders and the Swap Counterparties, the Servicer shall not agree or consent to, or otherwise permit to occur, any amendment, modification, change, supplement or rescission of or to the Credit and Collection Policy, in whole or in part, in any manner that could have a material adverse effect on the Loans.

         (n) For so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Servicer will provide or cause

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

to be provided to any holder of such Notes and any prospective purchaser thereof designated by such holder, upon the request of such a holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Servicer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Notes conducted in accordance with Rule 144A.

         (o) The Servicer will keep in full force and effect its existence, rights and franchise as a Delaware limited liability company, and the Servicer shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Loans and to perform its duties under this Agreement.

         (p) The Servicer shall be obligated to make the Servicing Advances (but not Scheduled Payment Advances) incurred in the performance of its servicing duties hereunder. The Servicer shall be entitled to reimbursement for such Servicing Advances from the Collections received from the Loan to which such Servicing Advances relate pursuant to subsections 5.10(d) and 7.03(h). Notwithstanding anything contained herein to the contrary, in no event shall the application of Servicing Advances or Scheduled Payment Advances prevent a Loan from being or becoming a Delinquent Loan or Charged-Off Loan, as applicable.

         (q) The Servicer is not responsible for any taxes on the Issuer or any Servicing Fees to any Successor Servicer.

         (r) All payments (other than Prepayments) received on Loans will be applied by the Servicer to amounts due by the Obligor starting with the most recent Scheduled Payment.

         SECTION 5.03      LIQUIDATION OF LOANS.

         (a) In the event that any payment due under any Loan and not postponed pursuant to Section 5.02 is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Loan, the Servicer in accordance with the Credit and Collection Policy shall take such action as shall maximize the amount of recovery thereon and it shall deem to be in the best interests of the Noteholders and the Swap Counterparties. The Servicer, consistent with its Credit and Collection Policy, may accelerate all payments due thereunder to the extent permitted by the Required Loan Documents and foreclose upon at a public or private sale or otherwise comparably effect the ownership of Collateral relating to defaulted Loans for which the related Loan is still outstanding and as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10 and shall act as sales and processing agent for the Collateral that is repossessed. In connection with such foreclosure or other conversion and any other liquidation action or enforcement of remedies, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise with respect to its own affairs, in accordance with prudent servicing standards, and in accordance with the Credit and Collection Policy. Without limiting the generality of the foregoing, the Servicer

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

may sell any such Collateral to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Indenture Trustee setting forth the Loan, the Collateral, the sale price of the Collateral and certifying that such sale price is the fair market value of such Collateral. In any case in which any such Collateral has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Collateral unless it reasonably determines that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

         (b) Prior to undertaking foreclosure of any Loan secured by real property and any improvements thereon including any Mortgaged Property of a Material Mortgage Loan, the Servicer must investigate environmental conditions, including, in accordance with the Credit and Collection Policy, the performance of a Phase I and/or Phase II environmental site assessment, to ascertain the actual or potential presence of any hazardous material on or under such property. For purposes of this Agreement, the term hazardous material includes
(1) any hazardous substance, as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601-9675, and (2) petroleum (as that term is defined at 42 U.S.C. Section 6991) including any derivative, fraction, by-product, constituent or breakdown product thereof, or additive thereto. In the event that the environmental investigation determines the existence of any hazardous material on or under the real property in excess of minimum action levels established by relevant regulatory agencies, title to such property shall not be taken without satisfaction of the Rating Agency Condition.

         (c) After a Loan has been liquidated, the Servicer shall promptly prepare and forward to the Indenture Trustee and upon request, any Securityholder or Swap Counterparty, a report (the "Liquidation Report"), in the form attached hereto as Exhibit D, detailing the Liquidation Proceeds received from such Loan, the Liquidation Expenses incurred with respect thereto, and any loss incurred in connection therewith.

         SECTION 5.04      FIDELITY BOND.

         The Servicer shall at all times maintain with a responsible company, and at its own expense, a blanket fidelity bond (the "Fidelity Bond") in a minimum aggregate amount equal to $2,000,000, and a maximum deductible of $50,000, with coverage on all employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Loans or the Collateral ("Servicer Employees"). The Fidelity Bond shall provide coverage to the Indenture Trustee, the Owner Trustee, the Swap Counterparties and the Securityholders, their respective officers and employees, against losses resulting from forgery, theft, embezzlement or fraud by such Servicer Employees. The Fidelity Bond shall not relieve the Servicer from its duties or indemnity obligations as set forth in this Sale and Servicing Agreement. Upon the request of the Indenture Trustee, the Owner Trustee, any Securityholder or any Swap Counterparty, the Servicer shall cause to be delivered to the Indenture Trustee, the Owner Trustee, such Securityholder or such Swap Counterparty a certified true copy of such Fidelity Bond.

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

         SECTION 5.05      MAINTENANCE OF HAZARD INSURANCE.

         (a) The Servicer will use its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to any Collateral (other than accounts receivable) in an amount at least equal to the sum of the Outstanding Loan Balance of the related Eligible Loan and shall ensure that each such Insurance Policy names the Servicer as loss payee and as an insured thereunder and all of the Originator's right, title and interest therein is fully assigned to the Indenture Trustee. Additionally, the Servicer will require that each Obligor maintain property damage liability insurance during the term of each Loan in amounts and against risks customarily insured against by the Obligor on property owned by it. If an Obligor fails to maintain property damage insurance, the Servicer may in its discretion purchase and maintain such insurance on behalf of, and at the expense of, the Obligor. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Indenture Trustee, the Securityholders and the Swap Counterparties, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Loan. The Servicer's Insurance Policies with respect to the Collateral will insure against liability for physical damage relating to such Collateral in accordance with the requirements of the Credit and Collection Policy. The Servicer hereby disclaims any and all right, title and interest in and to any Insurance Policy and Insurance Proceeds with respect to any Collateral, including any Insurance Policy with respect to which it is named as loss payee and as an insured, and agrees that it has no equitable, beneficial or other interest in the Insurance Polices and Insurance Proceeds other than being named as loss payee and as an insured. The Servicer acknowledges that with respect to the Insurance Policies and Insurance Proceeds thereof that it is acting solely in the capacity as agent for the Indenture Trustee.

         (b) Notwithstanding subsection 5.05(a), in the case of each Material Mortgage Loan, the Servicer shall comply with the Credit and Collection Policy concerning the issuance and maintenance of fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located. If at origination of a Loan, to the best of the Servicer's knowledge after reasonable investigation, the related Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) consistent with the Credit and Collection Policy, the Servicer will require the related Obligor or other creditors to purchase a flood insurance policy covering each piece of property that is material with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the full insurable value of the Mortgaged Property that is material, or (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, and required by the Credit and Collection Policy, on Foreclosed Property constituting real property that is material, fire and hazard insurance in the amounts described above and liability insurance.

         (c) Any amounts collected by the Servicer under any such Insurance Policies (other than amounts to be applied to the restoration or repair of the Collateral, or to be released to the Obligor or other creditors in accordance with Requirements of Law or the governing documents) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to subsection 7.03(h). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Obligor or other creditors or maintained on Foreclosed

Property, other than pursuant to such Requirements of Law and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder (unless the Seller is a non-agent co-lender with respect to such Loan) shall be endorsed with standard mortgagee clauses with losses payable to the Servicer or its affiliates.

         SECTION 5.06      COLLECTION OF CERTAIN LOAN PAYMENTS.

         (a) The Servicer shall make reasonable efforts, consistent with the Credit and Collection Policy, to collect all payments required under the terms and provisions of the Loans. Consistent with the foregoing and the Credit and Collection Policy, the Servicer may in its discretion waive or permit to be waived any fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on an Underlying Note as provided in subsection 5.02(e).

         (b) The Servicer agrees not to make, or permit to be made, any change, in the direction of, or instructions with respect to, any payments to be made by an Obligor Lock-Box Bank from any Obligor Lock-Box or any Obligor Lock-Box Account in any manner that would diminish, impair, delay or otherwise adversely effect the timing or receipt of such payments by the Lock-Box Bank without the prior written consent of the Indenture Trustee and with the consent of the Majority Noteholders and the Swap Counterparties. The Servicer further agrees to provide the Indenture Trustee promptly, but in no case later than one
(1) Business Day after the Servicer's receipt, any notice it receives that an Obligor is changing the direction of or instructions with respect to any payments from any Obligor Lock-Box or any Obligor Lock-Box Account.

         SECTION 5.07 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE LOANS.

         The Servicer shall provide to the Owner Trustee, the Indenture Trustee, the FDIC, the OCC, the Federal Reserve, the Office of Thrift Supervision and the supervisory agents and examiners of the foregoing, access to the documentation regarding the Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it and in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. The Indenture Trustee and the Owner Trustee shall and shall cause their representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee and the Owner Trustee may reasonably determine that such disclosure is consistent with their obligations hereunder.

         SECTION 5.08 SATISFACTION OF MORTGAGES AND COLLATERAL AND RELEASE OF LOAN FILES.

         (a) Upon the payment in full of any Loan, the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or the deposit into the Principal and Interest Account of the purchase price of any Loan acquired by the Trust

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

Depositor, the Servicer or another Person pursuant to this Agreement, or any other Transaction Document, the Servicer will immediately notify the Indenture Trustee by a certification in the form of Exhibit M attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to subsection 7.03(b) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Loan File. Upon receipt of such certification and request, the Indenture Trustee shall in accordance with subsection 2.08(c) release, within two (2) Business Days (if such request was received by 2:00 p.m. central time), the related Loan File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable by the Servicer and shall not be chargeable to the Principal and Interest Account or the Note Distribution Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Loan, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a certification in the form of Exhibit M attached hereto signed by a Servicing Officer, release the related Loan File to the Servicer within two (2) Business Days (if such request was received by 2:00 p.m. central time), and the Indenture Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. The Servicer shall return the Loan File to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Loan has been liquidated and the Net Liquidation Proceeds relating to the Loan have been deposited in the Principal and Interest Account and remitted to the Indenture Trustee for deposit in the Note Distribution Account or the Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure or repossession of Collateral either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to whom such Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Loan was liquidated, the servicing receipt relating to such Loan shall be released by the Indenture Trustee to the Servicer.

         (c) The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents provided to it necessary to the foreclosure or trustee's sale in respect of Collateral or to any legal action brought to obtain judgment against any Obligor on the Underlying Note or other agreement securing Collateral or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Underlying Note or other agreement securing Collateral or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise adversely affect the lien of the agreement securing Collateral, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required or appropriate by any state or other jurisdiction to discharge the lien securing Collateral upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt

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of, any such documents to the Servicer, or such other party as the Servicer may direct, within five (5) Business Days of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Loan has been paid in full by or on behalf of the Obligor (or subject to a deficiency claim against such Obligor) and that such payment has been deposited in the Principal and Interest Account.

         (d) Notwithstanding anything contained in this Section 5.08 to the contrary, in no event may the Servicer possess in excess of fifteen (15) Loan Files (excluding Loan Files for Loans which have been paid in full or repurchased) at any given time.

         SECTION 5.09      SCHEDULED PAYMENT ADVANCES.

         For each Due Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to a Loan in the Loan Pool during such Due Period was not received prior to the end of such Due Period or has been received in an Obligor Lock-Box Account but has not yet been transferred to the Lock-Box Account, the Servicer has the right to elect, but is not obligated, to make a Scheduled Payment Advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) if the Servicer believes in good faith that the advance will be reimbursed or subsequently paid by the related Obligor. The Servicer will deposit any Scheduled Payment Advances into the Principal and Interest Account on or prior to 11:00 a.m. (New York City time) on the related Determination Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Scheduled Payment Advances pursuant to subsections 7.05(a) and 7.05(b).

         SECTION 5.10      TITLE, MANAGEMENT AND DISPOSITION OF FORECLOSED
                           PROPERTY.

         (a) In the event that title to Collateral is acquired in foreclosure or by deed in lieu of foreclosure or by other legal process, the deed or certificate of sale, or the Repossessed Collateral, shall be taken in the name of the Issuer for the benefit of the Securityholders and the Swap Counterparties.

         (b) The Servicer, subject to the provisions of this Article V, shall manage, conserve, protect and operate each Foreclosed Property or other Repossessed Collateral for the Securityholders and the Swap Counterparties solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property or other Repossessed Collateral in the same manner that it manages, conserves, protects and operates other foreclosed or repossessed property for its own account, and in a similar manner to that of similar property in the same locality as the Foreclosed Property or other Repossessed Collateral is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Securityholders and the Swap Counterparties.

         (c) The Servicer shall cause to be deposited in the Principal and Interest Account, no later than two (2) Business Days after the receipt thereof, all revenues received with respect to the conservation and disposition of the related Foreclosed Property or other Repossessed Collateral net of Servicing Advances.

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         (d)      The Servicer shall, subject to subsection 5.02(p) and Section
7.03, reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of the sale of any Foreclosed Property or other Repossessed Collateral to be distributed to the Securityholders and the Swap Counterparties in accordance with Section 7.05 hereof.

         SECTION 5.11      SERVICING COMPENSATION.

         (a) As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive a servicing fee for each month (or portion thereof), calculated and payable monthly in arrears on each Remittance Date prior to the termination of the Issuer (with respect to each Due Period, the "Servicing Fee") equal to the sum of the product of: (A) the applicable Servicing Fee Percentage, (B) the Outstanding Loan Balance of the Asset Based Revolvers and the Outstanding Loan Balance of all other Loans, as applicable, as of the first (1st) day of the applicable Due Period (or, with respect to the first (1st) Due Period, as of the Closing Date) and (c) a fraction, the numerator of which is equal to the number of days in the applicable Due Period (or, with respect to the first (1st) Due Period, the number of days from the Closing Date to the end of the first (1st) Due Period) and the denominator of which is 360. The Servicing Fee is payable out of Interest Collections pursuant to subsections 7.05(a) and (b). If the Servicer is replaced, the Originator shall be responsible for the payment of any fee payable to a Successor Servicer in excess of the Servicer Fee to the extent such fee is not paid pursuant to subsections 7.05(a) and (b).

         (b) In addition to the Servicing Fee, the Servicer shall be entitled to retain for itself as additional servicing compensation assumption and other administrative fees paid or payable in connection with any Loan.

         SECTION 5.12      ASSIGNMENT; RESIGNATION.

         The Servicer shall not assign its rights and duties under this Agreement (other than in connection with a subservicing arrangement) nor resign from the obligations and duties hereby imposed on it as Servicer except (i) by mutual consent of the Servicer, the Indenture Trustee, the Majority Noteholders and the Swap Counterparties, (ii) in connection with a merger, conversion or consolidation permitted pursuant to Section 5.13 (in which case the Person resulting from the merger, conversion or consolidation shall be the successor of the Servicer), (iii) in connection with an assignment permitted pursuant to
Section 5.13 (in which case the Assignee shall be the successor of the Servicer), or (iv) upon the Servicer's determination that its duties hereunder are no longer permissible under Requirements of Law or administrative determination and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Indenture Trustee, which Opinion of Counsel shall be in form and substance reasonably acceptable to the Indenture Trustee. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 8.03.

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         SECTION 5.13      MERGER OR CONSOLIDATION OF SERVICER.

         Any Person into which the Servicer may be merged or consolidated, or any Person resulting from such merger, conversion or consolidation to which the Servicer is a party, or any Person succeeding to substantially all of the business of the Servicer, and who shall be an established commercial loan servicing institution that on a consolidated basis has a net worth of at least $50,000,000, shall be the Successor Servicer hereunder without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary; provided, however, no such merger, conversion or consolidation of the Servicer or transfer of all or substantially all or the Servicer assets or business shall be permitted hereunder unless the Rating Agency Condition is satisfied with respect thereto.

         SECTION 5.14      LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.

         The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities or persons respecting any matters arising hereunder. Subject to the terms of Section 12.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Loans in accordance with this Agreement. The Servicer shall not be responsible for the payment of any taxes imposed on or with respect to the Issuer or for the fees of any Successor Servicer

         SECTION 5.15      THE BACKUP SERVICER.

         (a) The Issuer, the Indenture Trustee and the Trust Depositor hereby appoint Wells Fargo Bank Minnesota, National Association to act as Backup Servicer in accordance with the terms of this Agreement. Wells Fargo Bank Minnesota, National Association hereby accepts such appointment and agrees to perform the duties and responsibilities with respect thereto set forth herein.

         (b) The Backup Servicer shall perform the following duties and obligations:

                  (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and in an agreed upon electronic format.

                  (ii) Not later than 12:00 noon New York time ten (10) Business Days after the end of the related Due Period, the Servicer shall provide to the Backup Servicer and the Backup Servicer shall accept delivery of tape in an agreed upon electronic format (the "Tape") from the Servicer, which shall include but not be limited to the following information: (x) for each Loan, (1) Loan number, (2) Loan category (i.e., asset based financed, healthcare secured, senior cash flow, subordinate cash flow, real estate or Pooled Debtor) (3) legal name of the related Obligor, (4) state of Obligor's Chief executive office, (5) NAICS Code, (6) type of Loan (i.e., Partially Funded Term Loan, Fully Funded Term Loan, Reducing Revolving Loan or Traditional Revolving Loan), (7) type of security interest (i.e., senior or subordinated), (8) term payment type (i.e., Amortizing Loans, Balloon Loans or Bullet Loans), (9) origination date, (10) maturity

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         date, (11) benchmark for Loan Rate, (12) margin, (13) frequency of
         Scheduled Payments, (14) controlling interest (i.e., whether the Loan is syndicated and whether the Issuer holds a majority of the outstanding indebtedness under such syndicated Loan), (15) the collection status, (16) the Loan status, and (17) the Outstanding Loan Balance and (y) the Aggregate Outstanding Loan Balance. With respect to its duties pursuant to this subsection 5.15(b)(ii), the Backup Servicer shall have no duty to confirm that the Tape contains the foregoing information.

                  (iii) Prior to the Remittance Date, the Backup Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the Aggregate Outstanding Loan Balance, (B) the Backup Servicing Fee, (C) the Loans that are more than sixty (60) days delinquent (other than Charged-Off Loans), (D) the Charged-Off Loans, and (E) principal and interest payments due to the Noteholders. The Backup Servicer shall notify the Indenture Trustee, each Swap Counterparty, the Placement Agent and the Servicer of any discrepancies with the Monthly Report based on such review not later than the Business Day preceding such Remittance Date.

                  (iv) If the Servicer disagrees with the report provided under paragraph (iii) above by the Backup Servicer or if the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify the Indenture Trustee, each Swap Counterparty, the Placement Agent and the Rating Agencies of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense with the Backup Servicer in reconciling any discrepancies herein. If within twenty (20) days after the delivery of the report provided under paragraph (iii) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Servicer, Indenture Trustee, each Swap Counterparty, the Placement Agent and the Rating Agencies of the continued existence of such discrepancy. Following receipt of such notice by the Indenture Trustee, each Swap Counterparty, the Placement Agent and the Rating Agencies, the Servicer shall deliver to the Indenture Trustee, each Swap Counterparty, the Placement Agent, the Backup Servicer and the Rating Agencies no later than the related Remittance Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

         With respect to the foregoing, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

         (c) After the termination or resignation by the Servicer in accordance with this Agreement, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the Loans or otherwise, shall pass to and be vested in the Backup Servicer and the Backup Servicer shall be deemed the Successor Servicer, subject to and in accordance with the provisions of Section 8.03, as long as the Backup Servicer is not

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prohibited by any Requirements of Law from fulfilling the same, as evidenced by an Opinion of Counsel; provided, however, if Wells Fargo as Backup Servicer becomes the Successor Servicer, it will not make any Scheduled Payment Advances.

         (d) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

         (e) As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee from the Servicer. The Backup Servicing Fee shall be calculated and payable monthly in arrears on each Remittance Date. The Backup Servicer's entitlement to receive the Backup Servicing Fee (other than due and unpaid Backup Servicer Fees owed through such date) shall cease on the earliest to occur of: (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer, or (iii) the termination of this Agreement.

         (f) The Backup Servicer may be removed with or without cause by the Majority Noteholders by notice given in writing to the Backup Servicer. In the event of any such removal, a replacement Backup Servicer may be appointed by Majority Noteholders.

         (g) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

         (h) Limitation on Liability. The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any Tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the parties hereto each agree to look only to the Servicer to perform such obligations. The Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of its respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure

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of any such other Person to prepare or provide such information. The Backup
Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (other than any agent, attorney or custodian acting on behalf of the Backup Servicer), (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party (other than any agent, attorney or custodian acting on behalf of the Backup Servicer), (iii) the invalidity or unenforceability of any Loan under Requirements of Law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Loan, or (v) the acts or omissions of any Successor Backup Servicer.

         SECTION 5.16      COVENANTS OF THE BACKUP SERVICER.

         The Backup Servicer hereby covenants that:

         (a) The Backup Servicer will comply in all material respects with all Requirements of Law.

         (b) The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges as a national banking association in good standing under the federal laws of the United States.

         (c) The Backup Servicer shall perform in all material respects all of its obligations and duties under this Agreement.

                                   ARTICLE VI

                        COVENANTS OF THE TRUST DEPOSITOR

         SECTION 6.01      LEGAL EXISTENCE.

         During the term of this Agreement, the Trust Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Trust Depositor and its Affiliates will be conducted on an arm's-length basis.

         SECTION 6.02      LOANS NOT TO BE EVIDENCED BY PROMISSORY NOTES.

         The Trust Depositor will take no action to cause any Loan not originally evidenced by an Underlying Note to be evidenced by an instrument (as defined in the UCC), except in connection with the enforcement or collection of such Loan.

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         SECTION 6.03      SECURITY INTERESTS.

         The Trust Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan in the Loan Pool or its interest in any related Collateral, whether now existing or hereafter transferred to the Issuer, or any interest therein. The Trust Depositor will immediately notify the Owner Trustee, each Swap Counterparty and the Indenture Trustee of the existence of any Lien on any Loan in the Loan Pool or its interest in any related Collateral; and the Trust Depositor shall defend the right, title and interest of the Issuer in, to and under the Loans in the Loan Pool and its interest in any related Collateral, against all claims of third parties; provided, however, that nothing in this
Section 6.03 shall prevent or be deemed to prohibit the Trust Depositor from suffering to exist Permitted Liens upon any of the Loans in the Loan Pool or its interest in any related Collateral.

         SECTION 6.04      DELIVERY OF PRINCIPAL COLLECTIONS AND INTEREST
                           COLLECTIONS.

         The Trust Depositor agrees to pay to the Servicer promptly (but in no event later than two (2) Business Days after receipt) all Principal Collections and Interest Collections received by the Trust Depositor in respect of the Loans, for application in accordance with Section 7.05 hereof.

         SECTION 6.05      REGULATORY FILINGS.

         The Trust Depositor shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Issuer as may be necessary or that the Trust Depositor deems advisable to comply with any federal or state securities or reporting requirements laws.

         SECTION 6.06      COMPLIANCE WITH LAW.

         The Trust Depositor hereby agrees to comply in all material respects with all Requirements of Law applicable to the Trust Depositor except where the failure to do so would not have a material adverse effect on the Securityholders or the Swap Counterparties.

         SECTION 6.07      ACTIVITIES.

         Except as contemplated by this Agreement or the other Transaction Documents, the Trust Depositor shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not directly related to the transactions contemplated and authorized by this Agreement or the other Transaction Documents; provided, however, that the Trust Depositor may purchase and sell (or grant Liens in respect of) assets similar to the Loan Assets to other Persons in securitization or other non-recourse financing transactions involving the Originator or any of its Affiliates on terms and conditions (with respect to liabilities and restrictions on its activities, as well as restrictions on its interactions with the Originator or its Affiliates, relevant to the "bankruptcy remoteness" or "substantive consolidation" analysis relating to the Trust Depositor) substantially similar to the terms and conditions applicable to the Trust Depositor under the Transaction Documents so long as the Securityholders and the Swap Counterparties are not materially adversely affected thereby and the Rating Agency Condition is satisfied.

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         SECTION 6.08      INDEBTEDNESS.

         The Trust Depositor shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement or to the Originator, (ii) liabilities incident to the maintenance of its limited liability company existence in good standing or (iii) liabilities necessarily incurred to facilitate securitizations referred to in the proviso in Section 6.07.

         SECTION 6.09      GUARANTEES.

         The Trust Depositor shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise except in connection with the transactions described in
Section 6.07.

         SECTION 6.10      INVESTMENTS.

         The Trust Depositor shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except (i) for purchases of Loans from the Originator,
(ii) for investments in Permitted Investments in accordance with the terms of this Agreement, (iii) as may be necessary to facilitate securitizations referred to in the proviso in Section 6.07 or (iv) the receipt of the Class C Notes, the Class D Notes and the Certificate as consideration for the transfer of the Loan Assets to the Issuer. Without limiting the generality of the foregoing, the Trust Depositor shall not: (i) provide credit to any Securityholder for the purpose of enabling such Securityholder to purchase any Securities or (ii) lend any money to the Issuer.

         SECTION 6.11      MERGER; SALES.

         The Trust Depositor shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

         SECTION 6.12      DISTRIBUTIONS.

         The Trust Depositor shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Trust Depositor or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its members' interests now or hereafter outstanding, except that, so long as no Event of Default has occurred and is continuing and no Event of Default would occur as a result thereof or after giving effect thereto and the Trust Depositor would continue to be Solvent as a result thereof and after giving effect thereto, the Trust Depositor may declare and pay distributions to its shareholders.

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         SECTION 6.13      OTHER AGREEMENTS.

         Except as provided in this Agreement or the other Transaction Documents, the Trust Depositor shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement and the other Transaction Documents to which it is a party and any agreement relating to another securitization transaction permitted by Section 6.07; nor shall it amend or modify the provisions of its organizational documents or issue any power of attorney except to the Owner Trustee, the Indenture Trustee or the Servicer in accordance with the Transaction Documents or in connection with another securitization transaction permitted by Section 6.07.

         SECTION 6.14      SEPARATE LEGAL EXISTENCE.

         The Trust Depositor shall:

         (a) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Trust Depositor will not be diverted to any other Person or for other than authorized uses of the Trust Depositor.

         (b) Ensure that, to the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

         (c) Ensure that, to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Trust Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Trust Depositor and any of its Affiliates shall be only on an arm's length basis.

         (d) To the extent that the Trust Depositor and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

         (e) Conduct its affairs strictly in accordance with its organizational documents and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special board of director meetings appropriate to authorize all limited liability company action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

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         (f)      Take or refrain from taking, as applicable, each of the
activities specified in the "substantive consolidation" opinion of Patton Boggs LLP, delivered on the Closing Date, upon which the conclusions expressed therein are based.

         SECTION 6.15      LOCATION; RECORDS.

         The Trust Depositor (y) shall not move its location outside the State of Maryland or its jurisdiction of formation outside of the State of Delaware without thirty (30) days' prior written notice to the Owner Trustee and the Indenture Trustee and (z) will promptly take all actions (if any) required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue the first priority perfected security interest of the Indenture Trustee in all Loans.

         SECTION 6.16      LIABILITY OF TRUST DEPOSITOR.

         The Trust Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Depositor under this Agreement.

         SECTION 6.17      BANKRUPTCY LIMITATIONS.

         The Trust Depositor shall not, without the affirmative vote of a majority of the managers of the Trust Depositor (which must include the affirmative vote of at least two (2) duly appointed Independent managers) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the limited liability company or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any limited liability company action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no manager may be required by any member of the Trust Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Trust Depositor so long as it is Solvent.

         SECTION 6.18      LIMITATION ON LIABILITY OF TRUST DEPOSITOR AND
                           OTHERS.

         The Trust Depositor and any director or officer or employee or agent of the Trust Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Trust Depositor and any director or officer or employee or agent of the Trust Depositor shall be reimbursed by the Indenture Trustee for any liability or expense incurred by reason of the Indenture Trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of its duties hereunder, or by reason of the Indenture Trustee's material breach of the obligations and duties under this Agreement or the Transaction Documents. The Trust Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

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         SECTION 6.19      INSURANCE POLICIES.

         Upon and after an Event of Default or Servicer Default, at the request of the Indenture Trustee, the Trust Depositor will cause to be performed any and all acts reasonably required to be performed to preserve the rights and remedies of the Indenture Trustee and the Owner Trustee in any insurance policies applicable to the Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee or the Trust Depositor, respectively.

         SECTION 6.20 PAYMENTS FROM OBLIGOR LOCK-BOXES AND OBLIGOR LOCK-BOX ACCOUNTS.

         The Trust Depositor agrees not to make, or permit to be made, any change in the direction of, or instructions with respect to, any payments to be made by an Obligor Lock-Box Bank from any Obligor Lock-Box or any Obligor Lock-Box Account in any manner that would diminish, impair, delay or otherwise adversely effect the timing or receipt of such payments by the Lock-Box Bank or to change the name in which an Obligor Lock-Box or Obligor Lock-Box Account is maintained without the prior written consent of the Indenture Trustee and with the consent of the Majority Noteholders and the Swap Counterparties. The Trust Depositor further agrees to provide the Indenture Trustee promptly, but in no case later than one (1) Business Day after the Trust Depositor's receipt, any notice it receives that an Obligor is changing the direction of or instructions with respect to any payments from any Obligor Lock-Box or any Obligor Lock-Box Account or the name in which any Obligor Lock-Box or Obligor Lock-Box Account is maintained.

                                  ARTICLE VII

             ESTABLISHMENT OF ACCOUNTS; DISTRIBUTIONS; RESERVE FUND

         SECTION 7.01      NOTE DISTRIBUTION ACCOUNT, RESERVE FUND AND
                           LOCK-BOXES.

         (a) On or before the Closing Date, the Servicer shall establish the Note Distribution Account and the Reserve Fund with and in the name of the Indenture Trustee for the benefit of the Securityholders and the Swap Counterparties. The Servicer and Indenture Trustee are hereby required to ensure that each of the Note Distribution Account and Reserve Fund is established and maintained as an Eligible Deposit Account with a Qualified Institution. If any institution with which any of the accounts established pursuant to this subsection 7.01(a) are established ceases to be a Qualified Institution, the Servicer, or if the Servicer fails to do so, the Indenture Trustee (as the case may be) shall within ten (10) Business Days establish a replacement account at a Qualified Institution after notice of such event. In no event shall the Indenture Trustee be responsible for monitoring whether such Eligible Institution shall remain a Qualified Institution. Each Qualified Institution maintaining an Eligible Deposit Account shall agree in writing to comply with all instructions originated by the Indenture Trustee or, with respect to the Principal and Interest Account only, the Servicer directing disposition of the funds in the Eligible Deposit Account without the further consent of the Trust Depositor.

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         (b)      If the Servicer so directs (or, if the Servicer does not so direct, the Trust Depositor has the right to direct), in writing, the Indenture Trustee shall accept such directions as directions of the Issuer and shall invest the amounts in the Note Distribution Account and the Reserve Fund in Permitted Investments of the type specified in such written direction that mature or are withdrawable not later than the next succeeding Determination Date, except for investments in subsection (vi) of the definition of Permitted Investments. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds other than in connection with the withdrawal or liquidation of such investments and the transfer of such funds as provided herein on or prior to the next succeeding Determination Date. Funds in the Note Distribution Account and Reserve Fund not so invested must be insured to the extent and the amount permitted by law by BIF or SAIF of the FDIC. Subject to the restrictions herein, the Servicer or Indenture Trustee may purchase a Permitted Investment from itself or an Affiliate with respect to investment of funds in the Trust Accounts. Subject to the other provisions hereof, the Servicer in the case of the Principal and Interest Account and the Indenture Trustee in the case of all other Trust Accounts shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Servicer or its agent or the Indenture Trustee or its agent, as applicable, together with each document of transfer, if any, necessary to transfer title to such investment to the Servicer or Indenture Trustee, as applicable, in a manner which complies with this Section 7.01. All Investment Earnings on investments of funds in the Trust Accounts shall be deposited in the Interest Collection Account pursuant to Section 7.01 and distributed on the next Remittance Date pursuant to Section 7.05. The Trust Depositor and the Issuer agree and acknowledge that the Servicer and Indenture Trustee are to have "control" (within the meaning of the UCC) of collateral comprised of "Investment Property" (within the meaning of the UCC) for all purposes of this Agreement. In the absence of timely written direction from the Servicer or the Trust Depositor, the Indenture Trustee shall invest amounts in the Note Distribution Account and Reserve Fund Account in Permitted Investments of the type specified in clause (vi) of the definition of Permitted Investments herein.

         (c) The Servicer and the Originator have established, or caused to be established, and will maintain, or caused to be maintained, various Obligor Lock-Boxes and Obligor Lock-Box Accounts, for the deposit of the amounts representing payments sent by Obligors with respect to certain Revolving Loans. The Servicer and the Originator have established, or caused to be established, and will maintain, or caused to be maintained, the Lock-Box and the Lock-Box Account, for the deposit of the amounts representing payments sent by Obligors and Obligor Lock-Box Banks, as applicable, with respect to Loans pledged to the Indenture Trustee as well as with respect to loans not pledged to the Indenture Trustee. The Servicer, as agent for the Issuer, and the Originator will cause each Obligor Lock-Box Bank to deposit within two (2) Business Days of receipt all Collections that have been sent to such Obligor Lock-Box Bank into the Lock Box Account, and within two (2) Business Days of the deposit into the Lock-Box or the Lock Box Account, the Servicer and the Originator will cause the Lock-Box Bank to cause the amounts in the Lock Box Account to be deposited into the Principal and Interest Account.

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         SECTION 7.02      RESERVE FUND DEPOSIT.

         On the Closing Date, the Owner Trustee, on behalf of the Issuer, shall deposit the Reserve Fund Initial Balance into the Reserve Fund from the net proceeds of the sale of the Securities.

         SECTION 7.03      PRINCIPAL AND INTEREST ACCOUNT.

         (a) The Servicer shall cause to be established and maintained one or more Principal and Interest Accounts (including for each such account two (2) subaccounts, one designated as the Interest Collection Account and the other designated as the Principal Collection Account), in one or more Eligible Deposit Accounts, in the form of time deposit or demand accounts, which may be interest-bearing or such accounts may be trust accounts wherein the moneys therein are invested in Permitted Investments, titled "CapitalSource Finance LLC, as Servicer, in trust for the Swap Counterparties and the registered holders of CapitalSource Commercial Loan Trust Notes, Series 2002-1 Class A, Class B, Class C and Class D Notes." All funds in such Principal and Interest Accounts not so invested shall be insured to the extent and the amount permitted by the BIF or SAIF of the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit E hereto. A copy of such letter agreement shall be furnished to the Indenture Trustee, the Owner Trustee and, upon request, any Securityholder or Swap Counterparty. The Servicer may, upon written notice to the Indenture Trustee, transfer any Principal and Interest Account to a different Eligible Deposit Account.

         (b) The Servicer and each Subservicer shall deposit without duplication (within two (2) Business Days of receipt thereof) in the applicable Principal and Interest Account and retain therein the following amounts received by the Servicer (and shall segregate and deposit Interest Collections into the Interest Collections Account and Principal Collections into the Principal Collection Account):

                  (i) all Principal Collections accruing and received on or after the applicable Cut-Off Date;

                  (ii) all Interest Collections accruing and received on or after the first day of the month of the Closing Date (net of the Servicing Fee with respect to each Loan and other servicing compensation payable to the Servicer as permitted herein) and all origination and commitment fees;

                  (iii) all Net Liquidation Proceeds (other than Insurance Proceeds covered under clause (iv) below);

                  (iv) all Insurance Proceeds (other than amounts to be applied to restoration or repair of any related Collateral or amounts in excess of the Outstanding Loan Balance of the related Loan to be released to the Obligor in accordance with the Credit and Collection Policy);

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                  (v)      all Released Mortgaged Property Proceeds and any
         other proceeds from any other Collateral securing the Loans (other than amounts released to the Obligor in accordance with the Credit and Collection Policy);

                  (vi) any amounts paid in connection with the purchase or repurchase of any Loan;

                  (vii) any amount required to be deposited in the Principal and Interest Account pursuant to Sections 5.10 or 7.03; and

                  (viii) the amount of any gains and interest incurred in connection with investments in Permitted Investments.

         (c) The Servicer shall have no obligation to deposit into the Principal and Interest Account any Retained Interest or Released Amounts.

         (d) Not later than the close of business on each Determination Date immediately preceding a Remittance Date, the Servicer will remit to the Principal and Interest Account any Scheduled Payment Advance that the Servicer determines to make.

         (e) Notwithstanding subsection 7.03(b), if (i) the Servicer makes a deposit into the Principal and Interest Account in respect of a Collection of a Loan in the Loan Pool and such Collection was received by the Servicer in the form of a check that is not honored for any reason, or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Principal and Interest Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

         (f) The foregoing requirements for deposit in the Principal and Interest Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to the Servicing Fee, together with the Liquidation Expenses, may not be deposited by the Servicer in the Principal and Interest Account.

         (g) So long as no Servicer Default shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Accounts shall either be maintained with an Eligible Deposit Account as an interest-bearing account meeting the requirements set forth in subsection 7.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Investments, as directed in writing by the Servicer. In either case, funds in the Principal and Interest Accounts must be available for withdrawal without penalty, and any Permitted Investments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Investments is an obligation of the institution that maintains such account, then such Permitted Investments shall mature not later than such Determination
Date) and shall not be sold or disposed of prior to its maturity. All Permitted Investments must be held by or registered in the name of "CapitalSource, as Servicer, in trust for the Swap Counterparties and the registered holders of CapitalSource Commercial Loan Trust Notes, Series 2002-1." Any Investment Interest Earnings on funds held in the Principal and

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Interest Account Class A, Class B and Class C Notes shall be deemed part of the
Interest Collection Account and shall be deposited therein pursuant to Section
7.03 and distributed on the next Remittance Date pursuant to Section 7.05. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Investments shall be deposited in the Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

         (h) The Servicer may (and, for the purposes of clause (ii), shall), at any time upon one (1) Business Day's notice to the Indenture Trustee, make withdrawals from the Principal and Interest Account for the following purposes:

                  (i) to remit to the Trust Depositor, in connection with the transfer of a Substitute Loan to the Issuer in place of a Prepaid Loan, an amount equal to the Prepaid Loan Amount;

                  (ii) to remit to the Indenture Trustee on each Determination Date immediately preceding a Remittance Date, for deposit in the Note Distribution Account, the Interest Collections and Principal Collections received during the immediately preceding Due Period less any amounts remitted to the Trust Depositor pursuant to clause (i) above prior to such Determination Date;

                  (iii) prior to a Servicer Default, and subject to subsection 5.02(p), to reimburse itself for any unreimbursed Servicing Advances to the extent deposited in the Principal and Interest Account (and not netted from Scheduled Payments received from the related Loans);

                  (iv) to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (v)      to make investments in Permitted Investments;

                  (vi) to withdraw any funds deposited in the Principal and Interest Account that were not required or permitted to be deposited therein or were deposited therein in error;

                  (vii) prior to a Servicer Default, to pay itself certain additional servicing compensation as permitted under subsection 5.11(b) of the Agreement;

                  (viii) prior to (1) a payment default on the related Loan (and in the case of Asset Based Revolvers, a payment default shall mean any failure to make a payment on the date such payment is due and such failure continues for more than one (1) calendar day), (2) a Servicer Default, (3) an Event of Default, (4) the existence and continuance of a Liquidity Factor Reduction Event, or (5) an Accelerated Amortization Event, with respect to Revolving Loans secured by Collateral only, to advance to an Obligor in a given Due Period prior to the Monthly Reconciliation Date an amount not to exceed the Principal Collections received from such Obligor during that Due Period; and

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                  (ix)     to clear and terminate the Principal and Interest
         Account upon the termination of the Agreement

         SECTION 7.04      SECURITYHOLDER DISTRIBUTIONS.

         (a) Each Securityholder as of the related Record Date shall be paid on the next succeeding Remittance Date by check mailed to such Securityholder at the address for such Securityholder appearing on the Note Register or Certificate Register or by wire transfer if such Securityholder provides written instructions to the Indenture Trustee, or Owner Trustee, respectively, at least (10) ten days prior to such Remittance Date, which instructions may be in the form of a standing order.

         (b) The Indenture Trustee shall serve as the Paying Agent hereunder and shall make the payments to the Securityholder required hereunder. The Indenture Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Securityholder.

         SECTION 7.05      ALLOCATIONS AND DISTRIBUTIONS.

         (a) On each Determination Date prior to the occurrence of an Event of Default, a Servicer Default, an Accelerated Amortization Event or the occurrence and continuance of a Class A Trigger, a Class B Trigger or a Class C Trigger, (i) the Indenture Trustee shall deposit into the Note Distribution Account all funds on deposit in the Reserve Fund and (ii) the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the related Remittance Date the Indenture Trustee shall withdraw from the Note Distribution Account (A) the Interest Collections and (B) all amounts deposited therein from the Reserve Fund to make the following payments. The payments listed below will be made only to the extent there are sufficient amounts available on the Remittance Date. Payments will be made, in the following order of priority:

         FIRST, pro-rata, based on the amounts owed to such Persons under this clause FIRST, to the Swap Counterparties, any Net Trust Swap Payments for the current and any prior Remittance Dates, owing to the Swap Counterparties under Swaps (other than Swap Breakage Costs), together with interest accrued thereon;

         SECOND, to the Indenture Trustee, the Backup Servicer and the Owner Trustee, any amounts owed to such parties under the Transaction Documents for fees and expenses, other than for fees, expenses and other amounts related to indemnification; provided, however, that in no event shall the amounts payable pursuant to this clause SECOND (i) to the Indenture Trustee and the Backup Servicer, in the aggregate, exceed $5,000 for any twelve (12) month period (excluding amounts paid as part of the Indenture Trustee Fee and the Backup Servicer Fee), (ii) to the Owner Trustee, exceed $5,000 for any twelve (12) month period (excluding amounts paid as part of the Owner Trustee Fee) and (iii) if a Successor Servicer is being appointed, to the Indenture Trustee for costs and expenses associated with that appointment, exceed $100,000 in the aggregate for any given servicer transfer;

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         THIRD, to the Servicer, from Interest Collections received from the specific Loan for which Scheduled Payment Advances were made, reimbursement for the amount of any such Scheduled Payment Advances, relating to interest on such Loans;

         FOURTH, to the Servicer, its Servicing Fee for the preceding Due Period, together with any amounts in respect of the Servicing Fee that were due in respect of prior Due Periods that remain unpaid;

         FIFTH, to the Holders of the Class A Notes, the Class A Interest Amount for the related Interest Accrual Period and any related unpaid Class A Interest Shortfall with respect to prior Remittance Dates, together with interest on the unpaid Class A Interest Shortfall at the then applicable Class A Note Interest Rate;

         SIXTH, to the Holders of the Class B Notes, the Class B Interest Amount for the related Interest Accrual Period and any related unpaid Class B Interest Shortfall with respect to prior Remittance Dates, together with interest on the unpaid Class B Interest Shortfall at the then applicable Class B Note Interest Rate;

         SEVENTH, to the Holders of the Class C Notes, the Class C Interest Amount for the related Interest Accrual Period and any related unpaid Class C Interest Shortfall with respect to prior Remittance Dates, together with interest on the Class C Interest Shortfall at the then applicable Class C Note Interest Rate;

         EIGHTH, to the Holders of the Class A Notes, the Class B Notes and, after the Class C Interest Commencement Date, the Class C Notes, sequentially and in reduction of their respective Outstanding Principal Balance, until reduced to zero, an amount equal to the Additional Principal Amount;

         NINTH, to the Reserve Fund an amount, if any, which, when so deposited, causes the balance of the Reserve Fund to equal the Required Reserve Amount;

         TENTH, to the Holders of the Class B Notes, the Class B Accrued Payable, if any;

         ELEVENTH, to the Holders of the Class C Notes, the Class C Accrued Payable, if any;

         TWELFTH, to the Servicer to the extent not reimbursed pursuant to clause THIRD above, reimbursement for the amount of any Scheduled Payment Advance, relating to interest on Loans;

         THIRTEENTH, pro-rata, based on the amounts owed to such Persons under this clause THIRTEENTH, to the Swap Counterparties, any unpaid Swap Breakage Costs, together with interest accrued thereon;

         FOURTEENTH, pro-rata, based on the amounts owed to such Persons under this clause FOURTEENTH, to the Indenture Trustee, the Backup Servicer and the Owner Trustee, to the extent not paid pursuant to clause SECOND due to the limitations set forth therein, amounts owed to such parties for fees and expenses and other amounts, including such amounts related to indemnification and, to a Successor Servicer, any Additional Servicing Fee; and

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         FIFTEENTH, to the Owner Trustee for payment to the Holders of the
Certificates, any remaining Interest Collections.

         (b) On each Remittance Date on and after the occurrence of an Event of Default, Swap Breakage Costs in an aggregate amount not to exceed $100,000 shall be payable under clause FIRST of subsection 7.05(a), and on each Remittance Date on and after the occurrence of an Event of Default, a Servicer Default, an Accelerated Amortization Event or the occurrence and continuance of a Class A Trigger, a Class B Trigger or a Class C Trigger, all amounts remaining after clause SEVENTH of subsection 7.05(a) shall be treated as Principal Collections and distributed in accordance with subsection 7.05(c).

         (c) On each Determination Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw, and on the Remittance Date the Indenture Trustee will follow the instructions to withdraw, the Principal Collections and all other funds available for principal distributions on deposit in the Note Distribution Account, to the extent there are sufficient funds, to make the following payments. The payments listed below will be made in the following order of priority:

         FIRST, to the Servicer, from Principal Collections received from the specific Loans for which Scheduled Payment Advances were made, reimbursement for the amount of any such Scheduled Payment Advances, relating to principal on such Loans;

         SECOND, to the Holders of the Class A Notes until the Outstanding Principal Balance of the Class A Notes equals zero;

         THIRD, to the Holders of the Class B Notes, the Class B Accrued Payable, if any;

         FOURTH, to the Holders of the Class B Notes, until the Outstanding Principal Balance of the Class B Notes equals zero;

         FIFTH, to the Holders of the Class C Notes, the Class C Accrued Payable, if any;

         SIXTH, on and after the Class C Interest Commencement Date, to the Holders of the Class C Notes until the Outstanding Principal Balance of the Class C Notes is reduced to zero;

         SEVENTH, to the Servicer, to the extent not reimbursed pursuant to clause FIRST above, reimbursement for the amount of any Scheduled Payment Advance, relating to the principal on the Loans;

         EIGHTH, pro-rata, based upon the amounts owed to such Persons under this clause EIGHTH, any unpaid Swap Breakage Costs, together with interest accrued thereon;

         NINTH, pro-rata, based upon the amounts owed to such Persons under this clause NINTH, to the Indenture Trustee, the Backup Servicer and the Owner Trustee, to the extent not previously paid, amounts owed to such parties for fees and expenses and other amounts, including such amounts related to indemnification and, to a Successor Servicer, any Additional Servicing Fee;

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         TENTH, to the Holders of the Class C Notes until the Outstanding
Principal Balance of the Class C Notes is reduced to zero;

         ELEVENTH, to the Holders of the Class D Notes until the Outstanding Principal Balance of the Class D Notes is reduced to zero; and

         TWELFTH, to the Owner Trustee for payment to the Holders of the Certificates, any remaining Principal Collections.

         SECTION 7.06      DETERMINATION OF LIBOR.

         (a) The Indenture Trustee will determine the interest rate for each Interest Accrual Period by determining the rate for deposits in U.S. Dollars for a period of one (1) month (the "One-Month Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the day that is three (3) London Banking Days preceding that Interest Accrual Period ("LIBOR"). If such rate does not appear on Telerate Page 3750 on such date, the rate for that Interest Accrual Period will be determined as if the parties had specified "USD-LIBOR-Reference Banks" as the applicable rate. "USD-LIBOR-Reference Banks" means that the interest rate for an Interest Accrual Period will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the day that is three (3) London Banking Days preceding that Interest Accrual Period to prime banks in the London interbank market for the One-Month Index Maturity commencing on the beginning of that Interest Accrual Period and in a Representative Amount. The Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Interest Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Indenture Trustee, at 11:00 a.m. New York City time, on the beginning of that Interest Accrual Period for loans in U.S. Dollars to leading European banks for the One-Month Index Maturity commencing at the beginning of that Interest Accrual Period and in a Representative Amount.

         (b) The establishment of LIBOR on the applicable London Banking Day by the Indenture Trustee and the Indenture Trustee's subsequent calculation of the rates of interest applicable to the Notes for the related Remittance Date shall, in the absence of manifest error, be final and binding. Each such rate of interest may be obtained by telephoning the Indenture Trustee at (612) 667-8058.

         SECTION 7.07      MONTHLY RECONCILIATION.

         (a) Except as set forth in subsection 7.07(b), on each Business Day during each Due Period that Principal Collections are received in the Principal Collection Account with respect to any Loan in the Loan Pool, the Servicer will determine the Outstanding Loan Balance and the principal amount of the portion of such Loan not owed by the Issuer (if any) with respect to such Loan.

         (b) Prior to (1) a payment default on the related Loan (and in the case of Asset Based Revolvers, a payment default shall mean any failure to make a payment on the date such

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payment is due and such failure continues for more than one (1) calendar day),
(2) the existence and continuance of a Liquidity Factor Reduction Event, (3) a Servicer Default, (4) an Event of Default or (5) an Accelerated Amortization Event, on each Monthly Reconciliation Date, the Servicer will determine the Outstanding Loan Balance and principal amount of the portion of such Loan not owned by the Issuer (if any) with respect to each Revolving Loan secured by Collateral (but specifically excluding any Revolving Loan that is not secured by any Collateral) in the Loan Pool, and on and as of such date will determine the net effect of the Principal Collections received from, and payments from the Principal Collection Account representing new advances made to, the related Obligor during such Due Period. Notwithstanding the foregoing, the Servicer will maintain the underlying data of all Principal Collections received and payments or advances made with respect to any Revolving Loan secured by Collateral from the Principal Collection Account on each day during each Due Period, and shall make such underlying data available pursuant to and in accordance with the provisions of Section 9.03.

                                  ARTICLE VIII

                       SERVICER DEFAULT; SERVICE TRANSFER

         SECTION 8.01      SERVICER DEFAULT.

         "Servicer Default" means the occurrence of any of the following:

         (a) any failure by the Servicer to remit when due any payment required to be made under the terms of this Agreement or the other Transaction Documents, it being understood that the Servicer shall not be responsible for the failure of either the Owner Trustee or the Indenture Trustee to remit funds that were received by the Owner Trustee or the Indenture Trustee from the Servicer in accordance with this Agreement or the other Transaction Documents; or

         (b) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer set forth in this Agreement or the other Transaction Documents, or any representation or warranty of the Servicer made in this Agreement or the other Transaction Documents or in any certificate or other writing delivered thereto or in connection therewith proves to have been incorrect when made, which failure or breach has a material adverse effect on the rights of the Noteholders or the Swap Counterparties and continues unremedied for a period of thirty (30) days (if such failure or breach can be cured) after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to a Responsible Officer of the Servicer by the Indenture Trustee, or a Responsible Officer of the Servicer and the Indenture Trustee by any Securityholder or Swap Counterparty, and (ii) the date on which a Responsible Officer of the Servicer receives actual knowledge of such failure or breach; or

         (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any Insolvency Proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of thirty (30) days; or

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         (d)      the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any Insolvency Proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

         (e) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable Insolvency Laws, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (f) without the consent of the Majority Noteholders or the Swap Counterparties, the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recision of or to the Servicer or the Credit and Collection Policy, in whole or in part, in any manner that would have a material adverse effect on the Loans; or

         (g) failure by the Servicer to observe or perform the Credit and Collection Policy regarding the servicing of the Loans in any manner that would have a material adverse effect on the Loans.

         SECTION 8.02      SERVICER TRANSFER.

         (a) If a Servicer Default has occurred and is continuing, the Majority Noteholders may, by written notice (a "Termination Notice") delivered to the parties hereto and each of the Swap Counterparties, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions; provided, however, no Termination Notice shall be required with respect to any Servicer Default described under subsections 8.01(c), (d), or (e).

         (b) Upon delivery of the notice required by subsection 8.02(a) (or, if later, on a date designated therein), and on the date that a Successor Servicer shall have been appointed pursuant to Section 8.03 (such appointment being herein called a "Servicer Transfer"), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Loans, the Loan Files or otherwise, shall pass to and be vested in such successor (the "Successor Servicer") pursuant to and under this
Section 8.02; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Principal and Interest Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Loans. The Servicer shall transfer to the Successor Servicer (i) all records held by the Servicer relating to the Loans in such electronic form as the Successor Servicer may reasonably request and (ii) any Loan Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee for performing the obligations of the Servicer.

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Any indemnities provided in this Agreement or the other Transaction Documents in favor of the Servicer and any fees, costs, expenses, Servicing Advances or Scheduled Payment Advances which have accrued and/or are unpaid to the Servicer shall survive the resignation or termination of the Servicer.

         SECTION 8.03 APPOINTMENT OF SUCCESSOR SERVICER; RECONVEYANCE; SUCCESSOR SERVICER TO ACT.

         (a) Upon delivery of the notice required by subsection 8.02(a) (or, if later, on a date designated therein), the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or, if no such date is specified, until a date mutually agreed by the Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of or receipt of a Termination Notice, appoint a Successor Servicer, which shall be the Backup Servicer, in accordance with subsection 5.16(c) (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee. If within sixty (60) days of delivery of a Termination Notice a Successor Servicer is not appointed and the Servicer shall have yet to cure the Servicer Default, then the Indenture Trustee shall offer the Trust Depositor, and the Trust Depositor shall offer the Originator, the right to accept retransfer of all the Loan Assets, and such parties may accept retransfer of such Loan Assets in consideration of the Trust Depositor's delivery to the Principal and Interest Account on or prior to the next upcoming Remittance Date of a sum equal to the Aggregate Outstanding Principal Balance of all Securities (other than the Certificates) then outstanding, together with accrued and unpaid interest thereon through such date of deposit and all other amounts due and owing to any Person under the Transaction Documents, including amounts owing to each Swap Counterparty, including Swap Breakage Costs, it being a condition precedent to such retransfer that all Swap Transactions then outstanding under any Swaps then in effect shall be terminated and all amounts payable to the Swap Counterparties, including Swap Breakage Costs, upon such termination shall be paid in full; provided, that, the Indenture Trustee, if so directed by the Majority Noteholders in writing, need not accept and effect such reconveyance in the absence of evidence (which may include valuations of an investment bank or similar entity) reasonably acceptable to such Indenture Trustee or Majority Noteholders that such retransfer would not constitute a fraudulent conveyance of the Trust Depositor or the Originator.

         (b) The Backup Servicer may, in its discretion, or shall, if it is unable to so act or if the Majority Noteholders request in writing to the Backup Servicer, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution having a net worth of not less than $50,000,000 as the Successor Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

         (c) As compensation, any Successor Servicer (including, without limitation, the Backup Servicer) so appointed shall be entitled to receive the Servicing Fee, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided herein that accrued prior thereto; including, without limitation, all reasonable costs (including reasonable attorneys' fees) incurred in connection with transferring the servicing obligations under the Agreement and amending the Agreement to reflect such transfer.

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         (d)      In the event the Backup Servicer is required to solicit bids, the Backup Servicer shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the Successor Servicer shall be entitled to the full amount of the Servicing Fee as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise that accrued prior thereto. Within thirty (30) days after any such public announcement, the Backup Servicer shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Backup Servicer shall deduct from any sum received by the Backup Servicer from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances. After such deductions, the remainder of such sum shall be paid by the Backup Servicer to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Backup Servicer and such successor shall take such action, consistent with the Agreement, as shall be necessary to effectuate any such succession. Neither the Backup Servicer nor any other Successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder and each Swap Counterparty and the Backup Servicer shall have consented thereto. The Backup Servicer shall not resign as Servicer until a Successor Servicer has been appointed and accepted such appointment.

         (e) On or after a Servicer Transfer, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Servicer Transfer; provided, however, that (i) the Successor Servicer will not assume any obligations of the Servicer described in Section 8.02 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Servicer Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee or the Backup Servicer be liable for any Servicing Fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under this Agreement and the transactions set forth or provided for herein, including any Additional Servicing Fee. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Servicing Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Loans hereunder.

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         SECTION 8.04      NOTIFICATION TO SECURITYHOLDERS AND SWAP
                           COUNTERPARTIES.

         (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustees, the Trust Depositor and each Rating Agency at the addresses described in Section 13.04 hereof, to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively, and to each Swap Counterparty at the address set forth in the register kept by the Issuer, as provided under the Indenture.

         (b) Within ten (10) days following any termination of the Servicer or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 13.04 hereof, to the Noteholders and Certificateholder at their respective addresses appearing on the Note Register and the Certificate Register, respectively, and to each Swap Counterparty at the address set forth for such party in the register kept by the Issuer, as provided under the Indenture.

         SECTION 8.05      EFFECT OF TRANSFER.

         (a) After a Servicer Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Loans and the Successor Servicer appointed pursuant to Section 8.03 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Loans.

         (b) A Servicer Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Loans.

         SECTION 8.06      DATABASE FILE.

         Upon reasonable request by the Indenture Trustee or the Backup Servicer, the Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Loan (i) as of the Cut-Off Date, (ii) the Subsequent Cut-Off Dates, (iii) thereafter, as of the last day of the preceding Due Period on the Determination Date prior to a Servicer Default and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

         SECTION 8.07      WAIVER OF DEFAULTS.

         The Majority Noteholders may, on behalf of all the Securityholders, and subject to satisfying the Rating Agency Condition, waive any events permitting removal of the Servicer pursuant to this Article VIII; provided, however, that the Majority Noteholders may not waive a default in making a required distribution to the Swap Counterparties without the consent of the Swap Counterparties or on a Note without the consent of each holder of such Note. Upon any waiver or cure of a past default, such default shall cease to exist, and any Servicer Default or

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Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver or cure shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. No such waivers shall affect any Swap Transaction that has been terminated in accordance with its terms.

         SECTION 8.08      RESPONSIBILITIES OF THE SUCCESSOR SERVICER.

         (a) The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

         (b) The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Loan payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable Loan information. The current Servicer shall be obligated to pay the costs associated with the transfer of the servicing files and records to the Successor Servicer.

         (c) The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Trust Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Loan with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Loan.

         (d) If the Indenture Trustee or any other Successor Servicer assumes the role of Successor Servicer hereunder, such Successor Servicer shall be entitled to the benefits of (and subject to the provisions of) Section 5.02 concerning delegation of duties to subservicers.

         SECTION 8.09      RATING AGENCY CONDITION FOR SERVICER TRANSFER.

         Notwithstanding the foregoing provisions relating to a Servicer Transfer, no Servicer Transfer shall be effective hereunder unless prior written notice thereof shall have been given to the Rating Agencies, and the Rating Agency Condition shall have been satisfied with respect thereto.

         SECTION 8.10 APPOINTMENT OF SUCCESSOR BACKUP SERVICER; SUCCESSOR BACKUP SERVICER TO ACT.

         (a) The Backup Servicer may be removed, with or without cause, by the Majority Noteholders or the Indenture Trustee, by notice given in writing to the Backup Servicer (the

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"Backup Servicer Termination Notice"). The Backup Servicer shall continue to perform all backup servicing functions under this Agreement until the date specified in the Backup Servicer Termination Notice or, if no such date is specified, until a date mutually agreed by the Backup Servicer and the Indenture Trustee. The Indenture Trustee shall as promptly as possible after the giving of a Backup Servicer Termination Notice, to appoint a Successor Backup Servicer (the "Successor Backup Servicer") and such Successor Backup Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee and Owner Trustee.

         (b) In the event that a Successor Backup Servicer has not been appointed and has not accepted its appointment at the time when the then Backup Servicer has ceased to act as Backup Servicer, the Indenture Trustee shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of at least $50,000,000 and whose regular business includes the backup servicing of loans similar to the Loans as the Successor Backup Servicer hereunder and the Successor Backup Servicer shall be the successor in all respects to the Backup Servicer in its capacity as Backup Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Backup Servicer by the terms and provisions hereof, and the terminated Backup Servicer shall be relieved of such responsibilities, duties and liabilities arising after such backup servicer transfer (the "Backup Servicer Transfer"); provided, however, that the Successor Backup Servicer shall not be liable for any acts or omissions of the Backup Servicer occurring prior to such Backup Servicer Transfer or for any breach by the Backup Servicer of any of its representations and warranties contained herein or in any related document or agreement. As compensation therefor, the Successor Backup Servicer shall be entitled to receive reasonable compensation equal to the monthly Backup Servicing Fee. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee or the Servicer be liable for any Backup Servicing Fee or for any differential in the amount of the backup servicing fee paid hereunder and the amount necessary to induce any Successor Backup Servicer to act as Backup Servicer under this Agreement and the transactions set forth or provided for herein. The Owner Trustee, Securityholders and the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                                   ARTICLE IX

                                     REPORTS

         SECTION 9.01      MONTHLY REPORTS.

         With respect to each Remittance Date and the related Due Period, the Servicer will provide to each Trustee, the Backup Servicer, each Rating Agency, each Swap Counterparty and FUSI, on the related Determination Date, a monthly statement (a "Monthly Report") substantially in the form of Exhibit H hereto with respect to the preceding Due Period.

         SECTION 9.02      OFFICER'S CERTIFICATE.

         Each Monthly Report delivered pursuant to Section 9.01 shall be accompanied by a certificate of a Responsible Officer of the Servicer certifying the accuracy of the Monthly Report and that no Servicer Default or event that with notice or lapse of time or both would become a

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Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

         SECTION 9.03      OTHER DATA.

         In addition, the Servicer shall, upon the request of any Trustees, any Swap Counterparty, the Backup Servicer, or any Rating Agency, furnish such Trustee, Swap Counterparty, Rating Agency or the Backup Servicer, as the case may be, such underlying data used to generate a Monthly Report as may be reasonably requested. The Servicer will also forward to the Indenture Trustee, the Owner Trustee, each Swap Counterparty, each Rating Agency and FUSI (a) within sixty (60) days after each calendar quarter (except the fourth calendar quarter), commencing with the quarter ending June, 2002, the unaudited quarterly financial statements of the Servicer and (b) within ninety (90) days after each fiscal year of the Servicer, commencing with the fiscal year ending December 31, 2002, the audited annual financial statements of the Servicer, together with the related report of the independent accountants to the Servicer. On the Remittance Date following the receipt of each such financial statements and report, the Indenture Trustee will forward to each Noteholder of record a copy of such financial statements and report.

         SECTION 9.04      ANNUAL REPORT OF ACCOUNTANTS.

         The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or its Affiliates, to deliver to the Indenture Trustee, the Owner Trustee, each Swap Counterparty, the Backup Servicer and each Rating Agency, on or before March 31 (ninety (90) days after the end of the Servicer's fiscal year) of each year, beginning on March 31, 2003, a report addressed to the Board of Managers of the Servicer, the Indenture Trustee and the Owner Trustee indicating that (i) with respect to the twelve
(12) months ended the immediately preceding December 31, to the effect that such Independent Accountants have audited the financial statements of the Servicer, that as part of that audit, nothing came to the attention of such Independent Accountants that causes them to believe that the Servicer was not in compliance with any of the terms, covenants, provisions or conditions of the relevant sections of this Agreement, insofar as they relate to accounting matters, except for such exceptions as such Independent Accountants shall believe to be immaterial and such other exceptions as shall be set forth in such report, (ii) in connection with the Independent Accountants' audit of the Servicer, there were no exceptions or errors in records related to Loans serviced by the Servicer, except for such exceptions as such Independent Accountants shall believe to be immaterial and such other exceptions as shall be set forth in such report, (iii) the liquidity factor for each Healthcare Accounts Receivable Loan has been reviewed, has been properly reported by the Servicer and there are no Liquidity Factor Reduction Events other than those reported by the Servicer,
(iv) the payment testing for Asset Based Revolvers has been reviewed and such testing is in compliance with the terms of the related Required Loan Documents and (v) the Independent Accountants have performed certain procedures as agreed by the Servicer, the Indenture Trustee and the Owner Trustee, whereby the Independent Accountants will obtain the Monthly Report for four months with respect to the twelve (12) months ended the immediately preceding December 31 and, for each Monthly Report, the Independent Accountants will agree all amounts in the Monthly Report to the Servicer's computer, accounting and other reports, which will include in such report any amounts which were not in agreement. In the event such firm of Independent

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Accountants requires the Indenture Trustee to agree to the procedures performed by such firm of Independent Accountants, the Servicer shall direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Indenture Trustee will not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. The Independent Accountants' report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 9.05      ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER.

         The Servicer will deliver to the Trustees and each Swap Counterparty within ninety (90) days of the end of each fiscal year commencing with the year ending December 31, 2002, an Officer's Certificate stating that (a) the Servicer has fully complied in all material respects with certain provisions of the Agreement relating to servicing of the Loans and payments on the Notes, (b) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (c) to the best of such officer's knowledge, based on such review, the Servicer has fully performed or cause to be performed in all material respects all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment in all material respects any of its obligations, specifying each such default known to such officer and the nature and status thereof and the steps being taken or necessary to be taken to remedy such event. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Indenture Trustee, with respect to any Noteholder, or the Owner Trustee, with respect to any Certificateholder.

         SECTION 9.06      [RESERVED].

         SECTION 9.07 REPORTS OF FORECLOSURE AND ABANDONMENT OF MORTGAGED PROPERTY.

         Each year the Servicer shall make the reports of foreclosures and abandonment of any Mortgaged Property as and to the extent required by Sections 6050J of the Code. Promptly after filing any such report with the Code, the Servicer shall provide the Indenture Trustee with an Officer's Certificate certifying that such report has been filed.

         SECTION 9.08      NOTICES.

         (a) The Servicer shall furnish to the Indenture Trustee and each Swap Counterparty (i) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from its other lenders and
(ii) immediately, notice of the occurrence of any Event of Default or Servicer Default or of any situation which the Servicer reasonably expects to develop into an Event of Default or Servicer Default.

         (b) The Servicer also agrees to make available on a reasonable basis to any Noteholder or Swap Counterparty a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit any Noteholder or Swap Counterparty

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upon reasonable advance notice and subject to reasonable confidentiality restrictions to inspect the Servicer's servicing facilities during normal business hours and in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations for the purpose of satisfying such Noteholder or Swap Counterparty that the Servicer has the ability to service the Loans in accordance with this Agreement.

         SECTION 9.09 INDENTURE TRUSTEE'S RIGHT TO EXAMINE SERVICER RECORDS AND AUDIT OPERATIONS.

         The Indenture Trustee and each Swap Counterparty shall have the right upon reasonable prior notice, during normal business hours, in a manner that does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Loan Assets.

         SECTION 9.10 REPORTS TO THE INDENTURE TRUSTEE; PRINCIPAL AND INTEREST ACCOUNT STATEMENTS.

         Not later than twenty (20) days after each Record Date, the Servicer shall forward to the Indenture Trustee and each Swap Counterparty a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 7.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 7.03 and the aggregate amount of permitted withdrawals not made in the related Due Period.

                                    ARTICLE X

                                   TERMINATION

         SECTION 10.01     SALE OF LOAN ASSETS.

         (a)      Upon any sale of the assets of the Issuer pursuant to Section
9.01 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee in writing to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Principal and Interest Account. On the Remittance Date on which the Insolvency Proceeds are deposited in the Principal and Interest Account (or, if such proceeds are not so deposited on a Remittance Date, on the Remittance Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee in writing to allocate and apply (after the application on such Remittance Date of Principal Collections and Interest Collections pursuant to Section 7.05) the Insolvency Proceeds as if (and in the same order of priority as) the Insolvency Proceeds were Interest Collections being allocated and distributed on such date pursuant to subsection 7.05(c).

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         (b)      As described in Article IX of the Trust Agreement, notice of any termination of the Issuer shall be given by the Servicer to the Owner Trustee, the Indenture Trustee and each Swap Counterparty as soon as practicable after the Servicer has received notice thereof.

         (c) Following the satisfaction and discharge of the Indenture, the payment in full of the principal of and interest on the Notes, the termination of all Swap Transactions then outstanding under all Swaps then in effect and the payment in full of all amounts, including Swap Breakage Costs, payable to such Swap Counterparties upon such terminations, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

         SECTION 10.02     TERMINATION.

         (a) This Agreement shall terminate upon notice to the Indenture Trustee of the earlier of the following events: (i) the final payment on or the disposition or other liquidation by the Issuer of the last Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Loan and the remittance of all funds due thereunder, or (ii) mutual written consent of the Servicer, the Trust Depositor, Indenture Trustee, the Originator, all Securityholders and all Swap Counterparties.

         (b) Notice of any termination, specifying the Remittance Date upon which the Issuer will terminate and that the Noteholders shall surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to all Noteholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Remittance Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee and the Swap Counterparties at the time such notice is given to Noteholders.

                                   ARTICLE XI

               REMEDIES UPON MISREPRESENTATION; REPURCHASE OPTION

         SECTION 11.01 REPURCHASES OF, OR SUBSTITUTION FOR, LOANS FOR BREACH OF REPRESENTATIONS AND WARRANTIES.

         Upon a discovery by a Responsible Officer of the Servicer or any subservicer, a Responsible Officer of the Owner Trustee or the Indenture Trustee of a breach of subsection 2.08(b) or a breach of a representation or warranty as set forth in Section 3.01, Section 3.02, Section 3.03, Section 3.04 or Section
3.05 or as made or deemed made in any Addition Notice or any Subsequent Purchase Agreement relating to Substitute Loans that materially and adversely affects the value of the Loans or the interests of the Securityholders or the Swap Counterparties therein or which materially and adversely affects the interests of the Securityholders or the Swap Counterparties in the related Loan in the case of a representation or warranty relating to a

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particular Loan (notwithstanding that such representation or warranty was made to the Originator's or the Trust Depositor's best knowledge) (an "Ineligible Loan"), the party discovering the breach shall give prompt written notice to the other parties and to each Swap Counterparty; provided, that, the Indenture Trustee shall have no duty or obligation to inquire or to investigate the breach of any of such representations or warranties. Within thirty (30) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Originator or Trust Depositor shall (a) promptly cure such breach in all material respects, (b) repurchase each such Ineligible Loan by depositing in the Principal and Interest Account, within such thirty
(30) day period, an amount equal to the Transfer Deposit Amount, or (c) remove such Loan from the Issuer and effect a substitution for such affected Loan with a Substitute Loan in accordance with the substitution requirements set forth in
Section 2.04, not later than the date a repurchase of such affected Loan would be required hereunder; provided, however, that with respect to a breach of a representation or warranty relating to the Loans in the aggregate and not to any particular Loan, the Originator may select Loans (without adverse selection) to repurchase (or substitute for) such that had such Loans not been included as part of the Loan Assets (and, in the case of a substitution, had such Substitute Loan been included as part of the Loan Assets instead of the selected Loan) there would have been no breach of such representation or warranty.

         SECTION 11.02     REASSIGNMENT OF REPURCHASED OR SUBSTITUTED LOANS.

         Upon receipt by the Indenture Trustee for deposit in the Principal and Interest Account of the amounts described in Section 11.01 (or upon the Subsequent Transfer Date related to a Substitute Loan described in Section 11.01), and upon receipt of an Officer's Certificate of the Servicer in the form attached hereto as Exhibit F, the Indenture Trustee shall assign to the Trust Depositor and the Trust Depositor shall assign to the Originator all of the Issuer's (or Trust Depositor's, as applicable) right, title and interest in the repurchased or substituted Loan and related Loan Assets without recourse, representation or warranty. Such reassigned Loan shall no longer thereafter be included in any calculations of Outstanding Loan Balances required to be made hereunder or otherwise be deemed a part of the Issuer.

                                   ARTICLE XII

                                   INDEMNITIES

         SECTION 12.01     INDEMNIFICATION BY SERVICER.

         The Servicer agrees to indemnify, defend and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), the Backup Servicer, the Swap Counterparties (as such and in their individual capacities) and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that such Person may sustain as a result of the Servicer's fraud or the failure of the Servicer to perform its duties and service the Loans in compliance in all material respects with the terms of this Agreement, except to the extent arising from the gross negligence, willful misconduct or fraud by the Person claiming indemnification. The Servicer shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by any party with respect

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to this Agreement, and the Servicer shall assume (with the consent of the indemnified party) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the indemnified party in respect of such claim.

         SECTION 12.02     INDEMNIFICATION BY TRUST DEPOSITOR.

         The Trust Depositor agrees to indemnify, defend, and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), the Swap Counterparties (as such and in their individual capacities) and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that such Person may sustain as a result of the Trust Depositor's fraud or the failure of the Trust Depositor to perform its duties in compliance with the terms of this Agreement and in the best interests of the Securityholders and Swap Counterparties, except to the extent arising from the gross negligence, willful misconduct or fraud by the Person claiming indemnification. The Trust Depositor shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by a third party with respect to this Agreement, and the Trust Depositor shall assume (with the consent of the indemnified party) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the indemnified party in respect of such claim.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.01     AMENDMENT.

         (a) This Agreement may be amended from time to time by the parties hereto by written agreement, with the prior written consent of the Indenture Trustee but without notice to or consent of the Securityholders or Swap Counterparties, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, adversely affect the interests of any Securityholders or Swap Counterparties; further, provided, that, no such amendment shall amend, modify or vary any provision of subsection 5.02(g) or reduce in any manner the amount of, or delay the timing of, any amounts received on Loans which are required to be distributed to the Swap Counterparties without the consent of the Swap Counterparties or on any Note or Certificate without the consent of the Holder of such Note or Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

         (b) This Agreement may be amended from time to time by the parties hereto by written agreement, with the prior written consent of the Indenture Trustee and with the consent of the Majority Noteholders and each Swap Counterparty, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement

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or of modifying in any manner the rights of the Holders of the Notes or
Certificates; provided, however, that (i) no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate or reduce the percentage of Holders of any Note or Certificate which are required to consent to any such amendment without the consent of the Holders of 100% of the Notes affected thereby, (ii) no amendment affecting only one (1) Class shall require the approval of the Holders of any other Class and (iii) (A) the consent of each Swap Counterparty shall be required for any amendment, modification or variance to subsection 5.02(g) and
(B) as to all other amendments, the consent of each Swap Counterparty shall be required unless the Issuer obtains an Opinion of Counsel stating that such amendment does not adversely affect in any material respect the interests of the Swap Counterparties.

         (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish written notification of the substance of such amendment or consent to each Securityholder and each Swap Counterparty. It shall not be necessary for the consent of the Securityholders and the Swap Counterparties pursuant to subsection 13.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by the Securityholders and the Swap Counterparties of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized and permitted by this Agreement. Such Trustee may, but shall not be obligated to, enter into any such amendment that affects such Trustee's own rights, duties, indemnities or immunities under this Agreement or otherwise.

         SECTION 13.02     PROTECTION OF TITLE TO ISSUER.

         The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer, the Securityholders, the Swap Counterparties, the Indenture Trustee and the Owner Trustee in the Loans and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

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         SECTION 13.03     GOVERNING LAW.

         (a) This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws.

         (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this subsection 13.03(b).

         SECTION 13.04     NOTICES.

         All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one (1) Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Responsible Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                  (i)      if to the Servicer or the Originator:

                           CapitalSource Finance LLC
                           4445 Willard Avenue
                           12th Floor
                           Chevy Chase, Maryland 20815
                           Attention: Treasurer
                           Facsimile No.: (301) 841-2375

                  (ii)     if to the Trust Depositor:

                           CapitalSource Commercial Loan LLC, 2002-1
                           4445 Willard Avenue
                           12th Floor
                           Chevy Chase, Maryland 20815
                           Attention: Treasurer
                           Facsimile No.: (301) 841-2375

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

                  (iii)    if to the Indenture Trustee:

                           Wells Fargo Bank Minnesota, National Association Sixth Street and Marquette Avenue
                           MAC N9311-161
                           Minneapolis, Minnesota 55479
                           Attention: Corporate Trust Services/Asset Backed
                                      Administration

                           Facsimile No.: (612) 667-3464

                  (iv)     if to the Owner Trustee:

                           Wilmington Trust Company
                           One Rodney Square North
                           Wilmington, Delaware 19890
                           Attention: Corporate Trust Administration
                           Facsimile No.: (302) 427-4749

                           with a copy to:

                           the Originator and the Servicer as provided in clause
                           (i) above

                  (v)      if to the Issuer:

                           CapitalSource Commercial Loan Trust 2002-1
                           c/o Wilmington Trust Company
                           One Rodney Square North
                           Wilmington, Delaware 19890
                           Attention: Corporate Trust Administration
                           Facsimile No.: (302) 427-4749

                           with a copy to:

                           the Originator and the Servicer as provided in clause
                           (i) above

                  (vi)     if to S&P:

                           Standard and Poor's Rating Service
                           55 Water Street
                           41st Floor
                           New York, New York 10041
                           Attention: Surveillance: Asset-Backed Services Facsimile No.: (212) 438-2662

                  (vii)    if to Moody's:

                           Moody's Investors Service
                           99 Church Street

                           4th Floor
                           New York, New York 10007
                           Attention: ABS Monitoring Department
                           Facsimile No.: (212) 553-0344

                  (viii)   if to Fitch:

                           Fitch, Inc.
                           One State Street Plaza
                           New York, New York 10004
                           Attention: CDO Surveillance
                           Facsimile No.: (212) 514-6501

                  (ix)     if to First Union Securities, Inc., as Placement
                           Agent:

                           First Union Securities, Inc.
                           One Wachovia Center, Mail Code: NC0610
                           301 South College Street
                           Charlotte, North Carolina 28288-0610
                           Attention: Asset Securitization Division
                           Facsimile No.: (704) 383-4012

                           with a copy to:

                           Nomura Securities International, Inc.
                           2 World Financial Center
                           Building B
                           New York, New York 10281
                           Attention: General Counsel
                           Facsimile No.: (212) 667-1024

                  (x)      if to the Swap Counterparties:

                           At the address set forth for such party in the applicable Swap.

         Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 13.05     SEVERABILITY OF PROVISIONS.

         If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement, the Notes or Certificates or the rights of the Securityholders or the Swap Counterparties, and any such prohibition, invalidity or unenforceability in any jurisdiction shall

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not invalidate or render unenforceable such covenants, agreements, provisions or terms in any other jurisdiction.

         SECTION 13.06     THIRD PARTY BENEFICIARIES.

         Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party (other than the Owner Trustee and the Swap Counterparties) shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         SECTION 13.07     COUNTERPARTS.

         This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

         SECTION 13.08     HEADINGS.

         The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 13.09     NO BANKRUPTCY PETITION; DISCLAIMER.

         (a) Each of the Originator, the Indenture Trustee, the Servicer, the Issuer acting through the Owner Trustee and each Holder (by acceptance of the applicable Securities) covenants and agrees that, prior to the date that is one (1) year and one (1) day after the payment in full of all amounts owing in respect of all outstanding Classes of Notes rated by any Rating Agency, it will not institute against the Trust Depositor or the Issuer, or join any other Person in instituting against the Trust Depositor or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; provided, however, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person. This Section 13.09 will survive the termination of this Agreement.

         (b) The Issuer acknowledges and agrees that the Certificates represent a beneficial interest in the Issuer and Loan Assets only and the Securities do not represent an interest in any assets (other than the Loan Assets) of the Trust Depositor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Loan Assets and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent that the Trust Depositor enters into other securitization transactions as contemplated in Section 6.07, the Issuer acknowledges and agrees that it shall have no right, title or interest in or to any assets (or interests therein), other than the Loan Assets, conveyed or purported to be conveyed (whether by way of a sale, capital contribution or by the granting of a Lien) by the Trust Depositor to any Person other than the Issuer (the "Other Assets").

         (c) To the extent that notwithstanding the agreements contained in this Section, the Issuer, any Securityholder or any Swap Counterparty, either
(i) asserts an interest in or claim to,

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or benefit from any Other Assets, whether asserted against or through the Trust
Depositor or any other Person owned by the Trust Depositor, or (ii) is deemed to have any interest, claim or benefit in or from any Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of Insolvency Laws or otherwise (including without limitation pursuant to Section 1111(b) of the federal Bankruptcy Code, as amended) and whether deemed asserted against or through the Trust Depositor or any other Person owned by the Trust Depositor, then the Issuer, each Securityholder by accepting a Note or Certificate and each Swap Counterparty further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Trust Depositor that, under the terms of the documents relating to the securitization of the Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution under applicable law, including Insolvency Laws, and whether asserted against the Trust Depositor or any other Person owned by the Trust Depositor) including, without limitation, the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each of the Issuer, the Swap Counterparties and the Securityholders is deemed to have acknowledged and agreed that no adequate remedy at law exists for a breach of this Section 13.09 and that the terms and provisions of this Section 13.09 may be enforced by an action for specific performance.

         (d) -The provisions of this Section 13.09 shall be for the third party benefit of those entitled to rely thereon, including the Securityholders and the Swap Counterparties, and shall survive the termination of this Agreement.

         SECTION 13.10     JURISDICTION.

         Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

         SECTION 13.11     TAX CHARACTERIZATION.

         Notwithstanding the provisions of Section 2.01 and Section 2.04 hereof, the Trust Depositor and Owner Trustee agree that, pursuant to Treasury Regulations Section 301.7701-3(b)(1) and for federal income tax purposes, (1) until the Class C Interest Commencement Date, in the event that the Certificates, the Class C Notes and the Class D Notes are owned by more than one Holder, the Issuer will be treated as a partnership the partners of which are the Certificateholders, the Holders of the Class C Notes and the Holders of the Class D Notes, and in the event that the Certificates, the Class C Notes and the Class D Notes are owned by a single Holder, the Issuer will be treated as a division of such Holder and (2) on the Interest Commencement Date and thereafter, in the event that the Certificates and the Class D Notes are

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

owned by more than one Holder, the Issuer will be treated as a partnership the partners of which are the Certificateholders and the Holders of the Class D Notes, and in the event that the Certificates the Class D Notes are owned by a single Holder, the Issuer will be treated as a division of such Holder.

         SECTION 13.12     PROHIBITED TRANSACTIONS WITH RESPECT TO THE ISSUER.

         The Originator shall not:

         (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

         (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

         (c) Except in its capacity as Servicer as provided in this Agreement, lend any money to the Issuer.

         SECTION 13.13     TRUST DEPOSITOR.

         The Trust Depositor covenants that, prior to the Class C Interest Commencement Date, it shall cause the Class C Notes, the Class D Notes and the Certificates to be held by the same Person.

         SECTION 13.14     LIMITATION OF LIABILITY OF OWNER TRUSTEE.

         Wilmington Trust Company acts on behalf of the Issuer solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Issuer by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Estate under the Trust Agreement for payment or satisfaction thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Notes, or of any Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan in any Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate under the Trust Agreement or its ability to generate the payments to be distributed to the Certificateholder under the Trust Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Loan on any computer or other record thereof; the validity of the assignment of any Loan to the Issuer or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Issuer, the Trust Depositor or the Servicer with any covenant, agreement or other obligation or any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Issuer.

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         SECTION 13.15     ALLOCATION OF PAYMENTS WITH RESPECT TO LOANS.

         (a) -With respect to any Partially Funded Term Loans and any Revolving Loans, the Issuer will own only the principal portion of such Loans outstanding as of the applicable Cut-Off Date. Principal Collections received by the Servicer on any Revolving Loans (other than Loans to SPE Obligors) will be allocated first to the portion of such Loan not owned by the Issuer, until the principal amount of such portion is reduced to zero, and then to the portion owned by the Issuer; provided, however, if (i) a payment default occurs with respect to any of the related Loans (and in the case of Asset Based Revolvers, a payment default shall mean any failure to make a payment on the date such payment is due and such failure continues for more than one (1) calendar day),
(ii) a Liquidity Factor Reduction Event occurs and continues, (iii) the Originator has determined in its sole discretion that an Obligor's credit has deteriorated or the Originator has determined in its sole discretion to reduce its commitment to an Obligor, (iv) an Event of Default occurs, (v) a Servicer Default occurs, or (vi) an Accelerated Amortization Event occurs, then Principal Collections received on (x) the applicable Loan (in the case of clause (i) or (iii) above or during the time that a Liquidity Factor Reduction Event exists and continues in the case of clause (ii) above) or (y) all the Revolving Loans (in the case of clauses (iv), (v) or (vi) above) will be allocated between the portion not owned by the Issuer and the portion owned by the Issuer, pro-rata based upon the outstanding principal amount of each such portion. So long as there is no (1) payment default on the related Loans (and in the case of Asset Based Revolvers, a payment default shall mean any failure to make a payment on the date such payment is due and such failure continues for more than one (1) calendar day), (2) continuing Liquidity Factor Reduction Event, (3) Servicer Default, (4) Event of Default, or (5) Accelerated Amortization Event, the Servicer will determine the Outstanding Loan Balance, the Retained Interest (if any) and the Principal Collections received with respect to any Revolving Loan secured by Collateral on each Monthly Reconciliation Date, and all other Loans (including Revolving Loans not secured by any Collateral) and in all other cases on each Business Day, pursuant to Section 7.07.

         (b) -With respect to any Revolving Loan (other than Loans to SPE Obligors), Interest Collections received by the Servicer on those Loans will be allocated between the portion not owned by the Issuer and the portion owned by the Issuer on a pro-rata basis according to the outstanding principal amount of each such portion.

         (c) -With respect to any Fully Funded Term Loans, Partially Funded Term Loans and Loans to SPE Obligors, Principal Collections and Interest Collections received by the Servicer will be allocated between the portion not owned by the Issuer (if any) and the portion owned by the Issuer on a pro-rata basis according to the outstanding principal amount of such portion.

         SECTION 13.16     NO PARTNERSHIP.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto, and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Securityholders or the Swap Counterparties.

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

         SECTION 13.17     SUCCESSORS AND ASSIGNS.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         SECTION 13.18     ACTS OF HOLDERS.

         Except as otherwise specifically provided herein, whenever Holder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Holders if the Majority Noteholders agree to take such action or give such consent or approval.

         SECTION 13.19     DURATION OF AGREEMENT.

         This Agreement shall continue in existence and effect until terminated as herein provided.

         SECTION 13.20     LIMITED RECOURSE.

         The obligations of the Trust Depositor, the Originator and the Servicer under this Agreement are solely the obligations of the Trust Depositor, the Originator and the Servicer. No recourse shall be had for the payment of any amount owing by the Trust Depositor, the Originator, and the Servicer under this Agreement or for the payment by the Trust Depositor, the Originator and the Servicer of any fee in respect hereof or any other obligation or claim of or against the Trust Depositor, the Originator and the Servicer arising out of or based upon this Agreement, against any employee, officer, director, Affiliate, shareholder, partner or member of the Trust Depositor, the Originator and the Servicer or against the employee, officer, director, shareholder, partner or member or any Affiliate of such Person. The provisions of this Section 13.20 shall survive termination of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     CAPITALSOURCE COMMERCIAL LOAN TRUST 2002-1, as the Issuer

                                     By:      WILMINGTON TRUST COMPANY, not
                                              in its individual capacity, but
                                              solely as Owner Trustee on behalf
                                              of the Issuer

                                     By: /s/ James P. Lawler
                                         ________________________________
                                     Name: James P. Lawler
                                           ______________________________
                                     Title: Vice President
                                            _____________________________

                                     CAPITALSOURCE COMMERCIAL LOAN LLC, 2002-1, as the Trust Depositor

                                     By: /s/ Steven A. Museles
                                         ________________________________
                                     Name: Steven A. Museles
                                           ______________________________
                                     Title: Senior Vice President
                                            _____________________________

                                     CAPITALSOURCE FINANCE LLC, as the
                                     Originator and as the Servicer

                                     By: /s/ Steven A. Museles
                                         ________________________________
                                     Name: Steven A. Museles
                                           ______________________________
                                     Title: Senior Vice President
                                            _____________________________

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

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

                                     WELLS FARGO BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, not in its individual capacity but as the Indenture Trustee and as the Backup Servicer

                                     By: /s/ Timothy Matyi
                                         ____________________________________
                                     Name: Timothy Matyi
                                           __________________________________
                                     Title: Assistant Vice President
                                            _________________________________

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